FIDELITY
ASSET MANAGER: GROWTH SM

ANNUAL REPORT
SEPTEMBER 30, 1998

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

MARKET RECAP            6   An overview of the market's performance
                            and the factors driving it.

FUND TALK               7   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      10  A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             11  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    44  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   48  Notes to the financial statements.

REPORT OF INDEPENDENT   53  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           54


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:
The stock and bond markets continued to be influenced by competing factors as the third quarter of 1998 ended. On the one hand, low inflation, low unemployment and moderate growth in the U.S. economy provided a foundation for positive returns. But growing concerns about U.S. corporate earnings, combined with fears about the health of the economies and financial markets in Japan, Russia and many emerging markets, led to a continuation of the volatility that has marked most of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: Income, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER          PAST 1  PAST 5   LIFE OF
30, 1998                         YEAR    YEARS    FUND

FIDELITY ASSET                   5.33%   81.45%   154.80%
MANAGER: GROWTH

Fidelity Aggressive              9.98%   105.38%  n/a
Composite

 S&P 500 (registered trademark)  9.05%   147.93%  188.48%

 LB Aggregate Bond               11.51%  41.66%   67.15%

 LB 3 Month T-Bill               5.50%   29.17%   n/a

Flexible Portfolio               2.20%   74.61%   n/a
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 30, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Aggressive Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 196 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER   PAST 1  PAST 5  LIFE OF
30, 1998                  YEAR    YEARS   FUND

FIDELITY ASSET            5.33%   12.65%  14.85%
MANAGER: GROWTH

Fidelity Aggressive       9.98%   15.48%  n/a
Composite

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Asset Manager: Growth       S&P 500                     LB Aggregate Bond           FID Aggressive Composite
             00321                       SP001                       LB001                       F0022
  1991/12/31      10000.00                    10000.00                    10000.00                    10000.00
  1992/01/31      10367.06                     9814.00                     9864.00                     9832.79
  1992/02/29      10585.32                     9941.58                     9928.12                     9928.85
  1992/03/31      10436.51                     9747.72                     9872.52                     9786.72
  1992/04/30      10466.27                    10034.30                     9943.60                     9994.20
  1992/05/31      10684.52                    10083.47                    10131.53                    10082.80
  1992/06/30      10565.48                     9933.23                    10271.35                    10030.65
  1992/07/31      11001.98                    10339.50                    10480.89                    10375.92
  1992/08/31      10823.41                    10127.54                    10586.74                    10268.64
  1992/09/30      11071.43                    10247.04                    10712.72                    10394.18
  1992/10/31      11279.76                    10282.91                    10570.25                    10371.52
  1992/11/30      11686.51                    10633.55                    10572.36                    10594.82
  1992/12/31      11907.91                    10764.35                    10740.46                    10733.81
  1993/01/31      12079.90                    10854.77                    10946.68                    10863.25
  1993/02/28      12231.66                    11002.39                    11138.24                    11025.99
  1993/03/31      12707.16                    11234.54                    11185.02                    11189.63
  1993/04/30      12747.63                    10962.67                    11263.32                    11041.15
  1993/05/31      13010.68                    11256.47                    11277.96                    11230.85
  1993/06/30      13202.90                    11289.11                    11482.09                    11328.95
  1993/07/31      13445.72                    11243.95                    11547.54                    11321.07
  1993/08/31      13992.04                    11670.10                    11749.62                    11677.20
  1993/09/30      13931.34                    11580.24                    11781.35                    11634.00
  1993/10/31      14366.38                    11819.95                    11824.94                    11804.96
  1993/11/30      14244.97                    11707.66                    11724.43                    11694.61
  1993/12/31      15041.53                    11849.32                    11787.74                    11802.05
  1994/01/31      15622.08                    12252.20                    11946.87                    12113.43
  1994/02/28      15157.64                    11920.17                    11739.00                    11822.99
  1994/03/31      14387.09                    11400.45                    11449.04                    11410.18
  1994/04/30      14365.98                    11546.37                    11357.45                    11479.88
  1994/05/31      14482.09                    11735.73                    11356.32                    11600.01
  1994/06/30      14049.31                    11448.21                    11331.33                    11409.94
  1994/07/31      14397.64                    11823.71                    11556.82                    11717.71
  1994/08/31      14904.30                    12308.48                    11570.69                    12032.78
  1994/09/30      14682.64                    12006.92                    11400.60                    11792.90
  1994/10/31      14724.86                    12277.08                    11390.34                    11965.75
  1994/11/30      14302.64                    11829.95                    11365.28                    11677.52
  1994/12/31      13930.27                    12005.39                    11443.70                    11814.50
  1995/01/31      13583.09                    12316.69                    11670.29                    12082.17
  1995/02/28      13810.93                    12796.67                    11948.04                    12468.34
  1995/03/31      14093.00                    13174.30                    12020.93                    12734.26
  1995/04/30      14483.57                    13562.28                    12189.22                    13031.23
  1995/05/31      14841.59                    14104.36                    12660.94                    13531.10
  1995/06/30      15156.22                    14432.01                    12753.37                    13770.98
  1995/07/31      15785.47                    14910.57                    12725.31                    14055.82
  1995/08/31      15872.26                    14948.00                    12879.29                    14131.14
  1995/09/30      16143.49                    15578.81                    13004.21                    14562.61
  1995/10/31      15948.20                    15523.19                    13173.27                    14599.91
  1995/11/30      16338.77                    16204.66                    13370.87                    15087.68
  1995/12/31      16709.46                    16516.76                    13558.06                    15345.57
  1996/01/31      17260.20                    17078.99                    13647.54                    15717.60
  1996/02/29      17238.17                    17237.31                    13410.08                    15718.76
  1996/03/31      17271.22                    17403.31                    13316.21                    15779.27
  1996/04/30      17568.62                    17659.83                    13241.64                    15903.57
  1996/05/31      17766.88                    18115.28                    13215.15                    16166.03
  1996/06/30      17843.99                    18184.30                    13392.24                    16271.19
  1996/07/31      17392.38                    17380.92                    13428.39                    15819.24
  1996/08/31      17513.54                    17747.48                    13405.57                    16029.81
  1996/09/30      18240.52                    18746.31                    13638.82                    16698.83
  1996/10/31      18769.23                    19263.33                    13941.60                    17112.15
  1996/11/30      20002.89                    20719.45                    14180.01                    18045.43
  1996/12/31      19648.40                    20308.99                    14048.13                    17761.28
  1997/01/31      20465.58                    21577.90                    14091.68                    18555.94
  1997/02/28      20693.91                    21747.07                    14126.91                    18672.99
  1997/03/31      19684.45                    20853.48                    13970.10                    18088.00
  1997/04/30      20489.61                    22098.44                    14179.65                    18916.16
  1997/05/31      21739.42                    23443.79                    14314.36                    19772.23
  1997/06/30      22388.36                    24494.07                    14484.70                    20454.67
  1997/07/31      23902.55                    26443.06                    14875.79                    21737.47
  1997/08/31      23133.43                    24961.72                    14749.34                    20843.86
  1997/09/30      23998.69                    26328.88                    14967.63                    21724.91
  1997/10/31      23505.97                    25449.49                    15184.66                    21300.40
  1997/11/30      24251.05                    26627.55                    15254.51                    22019.68
  1997/12/31      24847.53                    27084.74                    15408.58                    22344.66
  1998/01/31      25035.77                    27384.30                    15605.81                    22594.52
  1998/02/28      26461.01                    29359.26                    15593.33                    23734.85
  1998/03/31      27213.97                    30862.74                    15646.35                    24611.42
  1998/04/30      26689.59                    31173.22                    15727.71                    24822.27
  1998/05/31      26850.93                    30637.36                    15877.12                    24588.12
  1998/06/30      27536.66                    31881.84                    16012.08                    25344.79
  1998/07/31      27119.85                    31542.30                    16045.70                    25174.73
  1998/08/31      24134.92                    26981.92                    16307.25                    22735.27
  1998/09/30      25277.79                    28710.38                    16688.84                    23893.79
IMATRL PRASUN   SHR__CHT 19980930 19981005 150312 R00000000000084

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager: Growth Fund on December 31, 1991, shortly after the fund started. As the chart shows, by September 30, 1998, the value of the investment would have grown to $25,278 - a 152.78% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $28,710 - a 187.10% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,689 - a 66.89% increase. You can also look at how the Fidelity Aggressive Asset Allocation Composite Index, did over the same period. The composite index combines the total returns of the S&P 500 Index (+187.10%), the Lehman Brothers Aggregate Bond Index (+66.89%) and the Lehman Brothers 3-month T-Bill Index (+36.09%) according to the fund's neutral mix,* and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 investment would have grown to $23,894 - a 138.94% increase.

(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* CURRENTLY 70% STOCKS, 25% BONDS AND 5% SHORT-TERM/MONEY MARKET
INSTRUMENTS EFFECTIVE
JANUARY 1, 1997; 65%, 30% AND 5%, RESPECTIVELY, PRIOR TO JANUARY 1,
1997.

MARKET RECAP

Against a backdrop of financial and economic instability in many of the world's developed and emerging markets on the one hand, and a resilient domestic economy on the other, the U.S. stock and bond markets experienced extreme volatility during the 12-month period that ended September 30, 1998.
STOCKS: The 12-month period that drew to a close on September 30, 1998, is one equity investors will remember for years to come. The period began as it ended: with unusually volatile markets. In October 1997, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - tumbled over 550 points in one day on the news of worsening economic conditions in Asia. The Dow rebounded the following day, however, rising 330 points as investors focused on higher-quality stocks with strong liquidity and minimal international exposure. This trend continued in the first and second quarters of 1998, as U.S. economic growth chugged along on the rails of near-record lows for inflation, unemployment and interest rates. Unfortunately, emerging markets - particularly in Russia and Latin America - seemed to catch the so-called "Asian contagion," causing a free-fall in the U.S. stock market. On August 31, the Dow plunged 512.61 points - erasing all previous gains for the year. Appropriately, the Dow closed on September 30 with a 237.90 loss, triggered by investor disappointment over a lower-than-hoped-for reduction in the federal funds rate. For the 12-month period ending September 30, 1998, the Dow eked out a barely positive gain of 0.40%, while the Standard & Poor's 500 Index - a market-capitalization weighted index of 500 widely held U.S. stocks
- returned 9.05%.
BONDS: As a safe haven from turbulent stock markets worldwide, bond markets reaped the benefits from the flight to quality by anxious investors during the 12-month period ending September 30, 1998. The Lehman Brothers Aggregate Bond Index - a broad measure of the U.S. taxable investment-grade bond market - returned 11.51% over the past year, over two and one-half times higher than the 4.54% return generated for the six-month period ending March 31, 1998. The buying surge sent Treasury-bond yields - which move in the opposite direction of bond prices - to their lowest level in over three decades, as the yield on the benchmark 30-year bond fell to 4.96%. In spite of the global economic crisis that dominated the period, the U.S. enjoyed low interest rates, low inflation and a stable economy, which aided the performance of corporate bonds. The Lehman Brothers Corporate Bond Index returned 11.07% for the 12-month period. Mortgage-backed bonds also performed well, although lower interest rates resulted in higher refinancing activity. The Lehman Brothers Mortgage Backed Securities Index had a 12-month return of 8.62%. Interest rates fell even lower late in the period, as the Federal Reserve lowered the fed funds rate by 0.25%, the first rate cut in nearly three years. The period's biggest losers were shareholders of emerging-market debt, as the JP Morgan Emerging Markets Bond Index lost 20.89% over the past 12 months.

FUND TALK: THE MANAGER'S OVERVIEW

An interview with Richard Habermann, Portfolio Manager of Fidelity Asset Manager: Growth

(PHOTOGRAPH OF RICHARD HABERMANN)

Q. HOW DID THE FUND PERFORM, DICK?
A. For the 12-month period that ended September 30, 1998, the fund returned 5.33%. That trailed the 9.98% return of the Fidelity Aggressive Composite Index, but beat the 2.20% return of the flexible portfolio funds average, according to Lipper Analytical Services. The fund's competitive performance relative to its peer group was due in large part to the fund's balanced approach to asset allocation. Many funds within the peer group were fairly aggressive in terms of asset allocation and security exposure - factors that detracted from peer group performance late in the period as equity markets stumbled. In contrast, the fund's bond allocation may have benefited performance relative to its peers.
Q. WHAT WAS YOUR STRATEGY IN TERMS OF ASSET ALLOCATION?
A. The fund's neutral mix generally calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term/money market instruments. Given the market volatility we witnessed throughout the period, however - particularly during the past six months - the percentage in stocks was scaled back and the fund's exposure to bonds was increased. This decision was made during the summer months based on a belief that global market turmoil could creep into U.S. corporate circles and have a negative impact on earnings growth. In retrospect, this turned out to be a sound strategy. Another adjustment was made during the last month of the period, when the fund's stock exposure was ramped back up based on two factors. First, the International Monetary Fund - which provides financial assistance to countries with struggling economies - devised bailout plans for both Asia and Russia. Second, the U.S. Federal Reserve Board appeared ready to stoke the economy by lowering interest rates, which it eventually did in late September. Whenever investors are given reason to be confident, stocks generally perform well. Overall, I was happy with these allocation shifts.
Q. HOW DID THE FUND'S EQUITY SUBPORTFOLIO PERFORM DURING THE PERIOD?
A. In terms of the fund's equity positions - which are managed by Brad Lewis - industry selection was positive but individual security selection within those industries hurt performance relative to the Standard & Poor's 500 Index. For instance, the fund was well-represented in the technology sector, but while technology stocks accounted for approximately one-fourth of the S&P 500's gain, the fund's technology positions were largely a drag on performance. Looking back on the period, we simply didn't own enough of the names that did really well. The fund had positions in strong performers such as Microsoft, for example, but not enough to positively influence performance relative to the S&P 500. Some of the individual disappointments included financial-related holdings Chase Manhattan and Lehman Brothers, both of which suffered as global capital market conditions deteriorated toward the end of the period. Additionally, the fund's exposure to pharmaceutical stocks in general was beneficial as interest in defensive areas of the market peaked toward the close of the period.
Q. WHICH EQUITY INVESTMENTS BENEFITED THE FUND'S PERFORMANCE?
A. Home mortgage financers Fannie Mae and Freddie Mac continued their strong run during the period. Many homeowners took advantage of the lower interest rates prevalent in the U.S. to refinance their mortgages. Both companies benefited from increased refinancing volume, as well as attractive yield spreads between mortgage-related bonds and Treasury bonds. Another strong performer was retail store chain Wal-Mart, which benefited from strong consumer spending.
Q. WHAT ABOUT THE BOND PORTION OF THE FUND?
A. While turning in positive returns, the fund's fixed-income investments lagged the fixed-income benchmark during the period. There were two primary reasons for this. First, the fund's tactical allocation toward high-yield securities - which are managed by Fred Hoff - benefited performance throughout much of the period but proved a net negative down the stretch as the market corrected. Second, the fund's investment-grade bond exposure - which is overseen by Charlie Morrison - was overweighted in corporate and mortgage-backed bonds, both of which underperformed as a flight to quality caused U.S. Treasuries to outperform all other fixed-income sectors. During the last two months of the period, this flight to quality was spurred primarily by the ongoing troubles in overseas markets. Simultaneously, stock investors became concerned with their risk exposure and many opted for more conservative investments. As a result, U.S. Treasury bonds benefited tremendously. While corporate and mortgage-backed securities performed well over the period, they were unable to keep pace with Treasuries.
Q. WHAT WAS YOUR STRATEGY WITH RESPECT TO THE FUND'S SHORT-TERM/MONEY MARKET INVESTMENTS?
A. Unlike six months ago, when we were focusing on investments with shorter maturities, the unpredictability of the stock market caused us to take a somewhat longer-term approach. John Todd, who manages the fund's short-term/money market subportfolio, began to look at securities with one-year maturities during the second half of the period. As uncertainty continued to prevail in the financial markets, however, John began to look more closely at the three- to six-month range. Throughout the summer months, it appeared unlikely that the Fed would take action and cut interest rates, yet the market itself had been pricing in a potential rate tightening. On average, the fund's short-term investments were longer in maturity than the three-month Treasury bill benchmark and had more exposure to higher-yielding investments. This helped relative performance during the period.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD?
A. I think it's important that shareholders of the fund understand that the market is going to go through this sort of volatility every now and then. The returns we've seen over the past year are much closer to the market's historical yearly average than the 20% returns some investors have become accustomed to. Should the Fed lower interest rates again - thus making it easier for corporations to borrow or raise capital - we could see increased growth and better valuations across the board. In terms of equities, we may also begin to see more stocks participate in the market's gains. This would be an attractive development and would play nicely to our stock-picking strengths.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS
GOAL: MAXIMUM TOTAL RETURN
OVER THE LONG TERM THROUGH
INVESTING IN STOCKS, BONDS AND
SHORT-TERM AND MONEY MARKET
INSTRUMENTS
FUND NUMBER: 321
TRADING SYMBOL: FASGX
START DATE: DECEMBER 30, 1991
SIZE: AS OF SEPTEMBER 30,
1998, MORE THAN $4.5 BILLION
MANAGER: RICHARD HABERMANN,
SINCE 1996; MANAGER, FIDELITY
ASSET MANAGER AND FIDELITY
ASSET MANAGER: INCOME, SINCE
1996; FIDELITY TREND FUND,
1977-1981; FIDELITY MAGELLAN
FUND, 1972-1977; JOINED
FIDELITY IN 1968

DICK HABERMANN ON THE
CONCERNS POSED BY HEDGE
FUNDS:
"THERE'S BEEN A LOT OF TALK ABOUT HEDGE
FUNDS LATELY, PARTICULARLY WITH THE RECENT
NEAR-COLLAPSE OF LONG-TERM CAPITAL
MANAGEMENT. NOT ALL INVESTORS MAY BE
FAMILIAR WITH HOW THESE TYPES OF FUNDS
OPERATE, NOR HOW THEY CAN POTENTIALLY
AFFECT OTHER TYPES OF INVESTMENTS SUCH
AS MUTUAL FUNDS.
"A HEDGE FUND SEEKS TO TAKE ADVANTAGE
OF INEFFICIENCIES IN CAPITAL MARKETS. THIS
COULD BE IN STOCKS, BONDS,
EMERGING-MARKET DEBT OR OTHER
INVESTMENTS. HEDGE FUNDS CAN BE HIGHLY
LEVERAGED AND TYPICALLY TAKE AMPLE
INVESTMENT RISKS. OF COURSE, THE
ATTRACTIVENESS TO INVESTORS IS THE
POTENTIALLY LUCRATIVE RETURNS THEY CAN
PROVIDE.
"IN THE CASE OF LONG-TERM CAPITAL,
THE FUND HAD RATHER EXTREME LEVERAGE
WITHIN ITS BOND ALLOCATION.
UNFORTUNATELY, THE MARKET TURMOIL LATE
IN THE PERIOD FORCED FIRMS SUCH AS
LONG-TERM CAPITAL TO `UNWIND' SOME OF
THESE LEVERAGED STRATEGIES BY SELLING
LARGE AMOUNTS OF SECURITIES. AFTER
REALIZING THAT SUCH A CONTINUING GLUT OF
SUPPLY HITTING THE MARKETS WOULD BE
PARALYZING, A NUMBER OF ENTITIES
COLLABORATED ON A FINANCIAL PLAN TO
ASSIST LONG-TERM CAPITAL.
"WHAT DOES THIS TYPE OF SITUATION MEAN
FOR FUNDS SUCH AS THE ASSET MANAGERS?
WELL, IF LONG-TERM CAPITAL HAD UNLEASHED
ALL OF ITS BOND HOLDINGS, IT WOULD HAVE
PUT INCREDIBLE LIQUIDITY PRESSURE ON
SOME OF THE SECTORS IN WHICH WE INVEST.
INVESTORS ALSO WOULD HAVE HAD DIFFICULTY
DETERMINING WHETHER PRICING WAS FAIR OR
NOT. IN ESSENCE, THIS ONE SITUATION COULD
HAVE PLUNGED THE U.S. DIRECTLY INTO A
CAPITAL MARKETS `FREEZE.' FORTUNATELY, IT
DIDN'T COME TO THAT, AND IN THE END,
INVESTORS HOPEFULLY BECAME MORE
EDUCATED ABOUT THE RISKS THAT HEDGE
FUNDS TAKE."


INVESTMENT CHANGES


TOP TEN STOCKS AS OF SEPTEMBER 30, 1998

                                         % OF FUND'S   % OF FUND'S INVESTMENTS IN THESE
                                         INVESTMENTS   STOCKS 6 MONTHS AGO

BellSouth                                 4.6           0.5
Corp.

Microsoft                                 3.2           0.5
Corp.

AT&T Corp.                                2.6           0.2

Wal-Mart                                  2.3           2.0
Stores, Inc.

Guidant Corp.                             2.2           0.0

Fannie Mae                                2.2           7.1

Chrysler Corp.                            2.0           0.0

Heinz (H.J.)                              2.0           0.0
Co.

Ford Motor                                2.0           0.0
Co.

Texaco, Inc.                              2.0           0.0



TOP TEN MARKET SECTORS (STOCKS ONLY) AS OF
SEPTEMBER 30, 1998

                                             % OF FUND'S   % OF FUND'S INVESTMENTS IN THESE
                                             INVESTMENTS   MARKET SECTORS 6 MONTHS AGO

Utilities                                     14.7          8.7

Finance                                       10.9          18.6

Health                                        9.0           6.6

Technology                                    9.0           7.7

Retail & Wholesale                            7.0           7.7

Nondurables                                   4.8           4.8

Durables                                      4.6           3.6

Energy                                        2.8           5.0

Media & Leisure                               2.8           3.9

Construction & Real                           1.8           1.4
Estate


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF SEPTEMBER 30, 1998*
ROW: 1, COL: 1, VALUE: 71.0
ROW: 1, COL: 2, VALUE: 23.0
ROW: 1, COL: 3, VALUE: 6.0
STOCK CLASS 71%
BOND CLASS 23%
SHORT-TERM CLASS 6%
*FOREIGN
INVESTMENTS 2%

      AS OF MARCH 31, 1998**
ROW: 1, COL: 1, VALUE: 76.0
ROW: 1, COL: 2, VALUE: 20.0
ROW: 1, COL: 3, VALUE: 4.0
STOCK CLASS  76%
BOND CLASS 20%
SHORT-TERM CLASS 4%
*FOREIGN
INVESTMENTS 10%

ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

INVESTMENTS SEPTEMBER 30, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

COMMON STOCKS - 68.9%

                                              SHARES      VALUE (NOTE 1)
                                                          (000S)

AEROSPACE & DEFENSE - 0.0%

Gulfstream Aerospace                           47,600     $ 1,916
Corp. (a)

BASIC INDUSTRIES - 0.3%

CHEMICALS & PLASTICS - 0.1%

Quaker State Corp.                             239,900     3,494

PACKAGING & CONTAINERS - 0.2%

Owens-Illinois, Inc. (a)                       483,400     12,085

TOTAL BASIC INDUSTRIES                                     15,579

CONSTRUCTION & REAL ESTATE - 1.6%

BUILDING MATERIALS - 0.7%

Fortune Brands, Inc.                           286,200     8,479

Masco Corp.                                    1,021,800   25,162

                                                           33,641

CONSTRUCTION - 0.6%

Centex Corp.                                   145,600     5,023

D.R. Horton, Inc.                              208,753     3,340

Fleetwood Enterprises, Inc.                    346,400     10,457

Kaufman & Broad Home                           339,000     7,945
Corp.

U.S. Home Corp. (a)                            25,900      761

                                                           27,526

ENGINEERING - 0.3%

Fluor Corp.                                    258,700     10,623

TOTAL CONSTRUCTION & REAL                                  71,790
ESTATE

DURABLES - 4.6%

AUTOS, TIRES, & ACCESSORIES - 4.2%

Chrysler Corp.                                 1,918,100   91,829

Dana Corp.                                     358,900     13,391

Ford Motor Co.                                 1,920,000   90,120

                                                           195,340

HOME FURNISHINGS - 0.0%

HON Industries, Inc.                           6,000       142

TEXTILES & APPAREL - 0.4%

Arena Brands Holdings                          5,556       139
Corp. Class B

COMMON STOCKS - CONTINUED

                                              SHARES      VALUE (NOTE 1)
                                                          (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

Jones Apparel Group,                           142,800    $ 3,275
Inc. (a)

VF Corp.                                       396,500     14,720

                                                           18,134

TOTAL DURABLES                                             213,616

ENERGY - 2.8%

ENERGY SERVICES - 0.2%

McDermott International,                       333,300     8,978
Inc.

OIL & GAS - 2.6%

Ashland, Inc.                                  382,500     17,691

British Petroleum Co. PLC                      4           0

British Petroleum Co. PLC                      27          2
ADR

Sun Co., Inc.                                  305,900     9,789

Texaco, Inc.                                   1,434,300   89,913

                                                           117,395

TOTAL ENERGY                                               126,373

FINANCE - 10.6%

BANKS - 0.3%

Chase Manhattan Corp.                          288,100     12,460

NationsBank Corp.                              41,500      2,220

                                                           14,680

CREDIT & OTHER FINANCE - 1.4%

Equitable Companies (The),                     469,200     19,413
Inc.

First Chicago NBD Corp.                        680,300     46,601

                                                           66,014

FEDERAL SPONSORED CREDIT - 3.2%

Fannie Mae                                     1,588,500   102,061

Freddie Mac                                    866,400     42,833

                                                           144,894

INSURANCE - 4.7%

Allmerica Financial Corp.                      80,800      4,818

Allstate Corp.                                 1,872,018   78,040

American General Corp.                         240,100     15,336

CIGNA Corp.                                    962,100     63,619

COMMON STOCKS - CONTINUED

                                              SHARES      VALUE (NOTE 1)
                                                          (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

Lincoln National Corp.                         273,100    $ 22,462

MGIC Investment Corp.                          332,400     12,257

Nationwide Financial                           150,100     6,820
Services, Inc. Class A

Provident Companies, Inc.                      233,700     7,887

Reliastar Financial Corp.                      351         14

Travelers Property Casualty                    108,800     3,475
Corp. Class A

                                                           214,728

SAVINGS & LOANS - 0.4%

Golden West Financial                          248,020     20,291
Corp.

SECURITIES INDUSTRY - 0.6%

Lehman Brothers Holdings,                      545,600     15,413
Inc.

Morgan Stanley, Dean                           320,600     13,806
Witter, Discover & Co.

                                                           29,219

TOTAL FINANCE                                              489,826

HEALTH - 9.0%

DRUGS & PHARMACEUTICALS - 5.1%

Allergan, Inc.                                 47,700      2,784

Amgen, Inc. (a)                                901,901     68,150

Bristol-Myers Squibb Co.                       414,700     43,077

Mylan Laboratories, Inc.                       143,200     4,224

Schering-Plough Corp.                          605,800     62,738

Warner-Lambert Co.                             718,500     54,247

                                                           235,220

MEDICAL EQUIPMENT & SUPPLIES - 3.9%

Allegiance Corp.                               34,240      1,019

Becton, Dickinson & Co.                        1,009,200   41,503

Cardinal Health, Inc.                          335,300     34,620

Guidant Corp.                                  1,385,500   102,873

                                                           180,015

TOTAL HEALTH                                               415,235

INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%

ELECTRICAL EQUIPMENT - 1.0%

Honeywell, Inc.                                696,000     44,588

COMMON STOCKS - CONTINUED

                                              SHARES      VALUE (NOTE 1)
                                                          (000S)

INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%

Ingersoll-Rand Co.                             913,100    $ 34,641

TOTAL INDUSTRIAL MACHINERY &                               79,229
EQUIPMENT

MEDIA & LEISURE - 1.9%

BROADCASTING - 1.2%

Loral Orion Network
Systems, Inc. warrants
1/15/07:

(CV ratio .47) (a)                             3,950       34

(CV ratio .6) (a)                              1,160       13

Tele-Communications, Inc.                      1,432,800   56,058
(TCI Group) Series A (a)

                                                           56,105

ENTERTAINMENT - 0.2%

Alliance Gaming                                2,959       6
Corp. (a)(k)

Viacom, Inc. Class B                           109,500     6,351
(non-vtg.) (a)

                                                           6,357

LODGING & GAMING - 0.0%

Aladdin Gaming                                 36,000      0
Enterprises, Inc. warrants
3/1/10 (a)(f)

Fitzgeralds South, Inc.                        410         0
warrants 3/15/99 (a)(f)

                                                           0

PUBLISHING - 0.5%

Gannet Co., Inc.                               266,900     14,296

New York Times Co. (The)                       342,400     9,416
Class A

                                                           23,712

TOTAL MEDIA & LEISURE                                      86,174

NONDURABLES - 4.8%

FOODS - 3.0%

Heinz (H.J.) Co.                               1,772,100   90,599

Quaker Oats Co.                                776,600     45,819

                                                           136,418

HOUSEHOLD PRODUCTS - 1.5%

Clorox Co.                                     383,200     31,614

Colgate-Palmolive Co.                          573,700     39,298

                                                           70,912

COMMON STOCKS - CONTINUED

                                              SHARES      VALUE (NOTE 1)
                                                          (000S)

NONDURABLES - CONTINUED

TOBACCO - 0.3%

Philip Morris Companies,                       256,300    $ 11,806
Inc.

TOTAL NONDURABLES                                          219,136

PRECIOUS METALS - 0.1%

Battle Mountain Gold Co.                       95,900      581

Homestake Mining Co.                           331,900     4,024

                                                           4,605

RETAIL & WHOLESALE - 7.0%

APPAREL STORES - 0.7%

Gap, Inc.                                      133,350     7,034

Lamonts Apparel, Inc.:

Class A warrants                               48,477      12
1/31/08 (a)

Class A (a)                                    78,017      49

Class B warrants                               15,407      4
1/31/08 (a)

Limited, Inc. (The)                            767,900     16,846

TJX Companies, Inc.                            644,800     11,486

                                                           35,431

GENERAL MERCHANDISE STORES - 3.9%

Dayton Hudson Corp.                            692,800     24,768

Federated Department                           373,800     13,597
Stores, Inc. (a)

K mart Corp. (a)                               960,100     11,461

May Department Stores                          443,300     22,830
Co. (The)

Wal-Mart Stores, Inc.                          1,944,700   106,229

                                                           178,885

GROCERY STORES - 0.9%

Safeway, Inc. (a)                              863,900     40,063

RETAIL & WHOLESALE, MISCELLANEOUS - 1.5%

Ebay, Inc. (a)                                 1,400       63

Lowe's Companies, Inc.                         2,003,200   63,727

Office Depot, Inc. (a)                         166,850     3,744

Rex Stores Corp. (a)                           62,600      665

                                                           68,199

TOTAL RETAIL & WHOLESALE                                   322,578

COMMON STOCKS - CONTINUED

                                              SHARES      VALUE (NOTE 1)
                                                          (000S)

SERVICES - 0.3%

LEASING & RENTAL - 0.1%

Hertz Corp. Class A                            144,000    $ 5,958

PRINTING - 0.2%

Donnelley (R.R.) & Sons                        277,000     9,747
Co.

TOTAL SERVICES                                             15,705

TECHNOLOGY - 8.9%

COMMUNICATIONS EQUIPMENT - 1.5%

Cisco Systems, Inc. (a)                        143,550     8,873

Globalstar                                     1,900       48
Telecommunications Ltd.
warrants 2/15/04 (a)(f)

Lucent Technologies, Inc.                      861,420     59,492

                                                           68,413

COMPUTER SERVICES & SOFTWARE - 4.4%

24/7 Media, Inc. (a)                           2,300       25

American Management                            47,700      1,306
Systems, Inc. (a)

Compuware Corp. (a)                            525,100     30,915

Entrust Technologies,                          5,200       77
Inc. (a)

Galileo International, Inc.                    71,600      2,703

Keane, Inc. (a)                                114,500     4,022

Microsoft Corp. (a)                            1,354,000   149,025

Novell, Inc. (a)                               387,500     4,747

Sabre Group Holdings, Inc.                     96,100      2,883
Class A (a)

Sterling Software, Inc. (a)                    95,400      2,629

Synopsys, Inc. (a)                             117,200     3,904

                                                           202,236

COMPUTERS & OFFICE EQUIPMENT - 2.0%

Dell Computer Corp. (a)                        412,800     27,142

Ingram Micro, Inc. Class                       230,600     12,352
A (a)

Lexmark International                          382,000     26,477
Group, Inc. (a)

Sun Microsystems, Inc. (a)                     477,300     23,776

                                                           89,747

PHOTOGRAPHIC EQUIPMENT - 1.0%

Eastman Kodak Co.                              615,900     47,617

TOTAL TECHNOLOGY                                           408,013

COMMON STOCKS - CONTINUED

                                              SHARES      VALUE (NOTE 1)
                                                          (000S)

TRANSPORTATION - 1.1%

AIR TRANSPORTATION - 1.1%

AMR Corp. (a)                                  887,800    $ 49,217

UTILITIES - 14.2%

CELLULAR - 0.0%

Century Telephone                              37,200      1,758
Enterprises, Inc.

McCaw International Ltd.                       12,170      61
warrants 4/15/07 (a)(f)

                                                           1,819

ELECTRIC UTILITY - 6.7%

Baltimore Gas & Electric                       239,400     7,990
Co.

Consolidated Edison, Inc.                      941,000     49,050

DTE Energy Co.                                 751,600     33,963

Edison International                           243,000     6,242

FirstEnergy Corp.                              122,800     3,814

FPL Group, Inc.                                748,500     52,161

Hawaiian Electric                              143,700     5,928
Industries, Inc.

Houston Industries, Inc.                       1,297,300   40,378

Montana Power Co.                              95,900      4,286

PECO Energy Co.                                967,500     35,374

Public Service Enterprise                      934,700     36,745
Group, Inc.

Southern Co.                                   1,077,700   31,725

                                                           307,656

GAS - 0.4%

Columbia Energy Group                          92,100      5,399

El Paso Energy Corp.                           286,300     9,287

Western Resources, Inc.                        95,800      3,964

                                                           18,650

TELEPHONE SERVICES - 7.1%

AT&T Corp.                                     2,015,700   117,792

BellSouth Corp.                                2,791,600   210,053

Pathnet, Inc. warrants                         8,200       123
4/15/08 (a)(f)

                                                           327,968

TOTAL UTILITIES                                            656,093

TOTAL COMMON STOCKS                                        3,175,085
(Cost $2,980,770)

NONCONVERTIBLE PREFERRED STOCKS - 2.0%

                                        SHARES    VALUE (NOTE 1)
                                                  (000S)

CONSTRUCTION & REAL ESTATE - 0.2%

REAL ESTATE INVESTMENT TRUSTS - 0.2%

California Federal                       298,366  $ 7,608
Preferred Capital Corp.
$2.28

Crown America Realty Trust               17,430    857
Series A, $5.50

Walden Residential                       83,400    1,949
Properties, Inc. $2.30

                                                   10,414

FINANCE - 0.3%

CREDIT & OTHER FINANCE - 0.1%

Fresenius Medical Care                   5,340     5,010
Capital Trust II 7.875%

INSURANCE - 0.2%

American Annuity Group                   1,800     1,800
Capital Trust II 8.75%

SIG Capital Trust I 9.5%                 5,381     5,182

                                                   6,982

TOTAL FINANCE                                      11,992

MEDIA & LEISURE - 0.9%

BROADCASTING - 0.7%

Adelphia Communications                  14,944    1,726
Corp. $13.00

CSC Holdings, Inc.                       144,369   15,881
11.125% pay-in-kind

Echostar Communications                  2,839     2,740
Corp. 12.125%
pay-in-kind

Granite Broadcasting Corp.               3,114     3,114
12.75% pay-in-kind

SFX Broadcasting, Inc.                   25,932    3,086
12.625% pay-in-kind

Sinclair Capital 11.625%                 50,145    5,265

                                                   31,812

PUBLISHING - 0.2%

PRIMEDIA, Inc.:

$9.20                                    43,811    4,250

Series D, $10.00                         41,288    4,088

                                                   8,338

TOTAL MEDIA & LEISURE                              40,150

RETAIL & WHOLESALE - 0.0%

GROCERY STORES - 0.0%

Supermarkets General                     18,200    378
Holdings Corp.
$3.52 pay-in-kind (a)

NONCONVERTIBLE PREFERRED STOCKS -
CONTINUED

                                        SHARES    VALUE (NOTE 1)
                                                  (000S)

TECHNOLOGY - 0.1%

COMMUNICATIONS EQUIPMENT - 0.1%

Intermedia                               2,247    $ 2,472
Communications, Inc.
13.5% pay-in-kind

UTILITIES - 0.5%

CELLULAR - 0.3%

Nextel Communications,                   14,912    13,048
Inc. 11.125%
pay-in-kind

TELEPHONE SERVICES - 0.2%

Hyperion                                 2,935     2,407
Telecommunication, Inc.
12.875% pay-in-kind

IXC Communications, Inc.                 2,202     2,334
12.5% pay-in-kind

NEXTLINK                                 125,022   6,501
Communications, Inc.
14% pay-in-kind

                                                   11,242

TOTAL UTILITIES                                    24,290

TOTAL NONCONVERTIBLE                               89,696
PREFERRED STOCKS
(Cost $92,478)


CORPORATE BONDS - 17.0%

                                          MOODY'S     PRINCIPAL
                                          RATINGS     AMOUNT (000S)
                                          (UNAUDITED)
                                          (B)


CONVERTIBLE BONDS - 0.2%

HEALTH - 0.1%

DRUGS & PHARMACEUTICALS - 0.0%

Integrated Process                              B-    $ 1,930         1,226
Equipment Corp. 6.25%
9/15/04 (b)(f)

MEDICAL FACILITIES MANAGEMENT - 0.1%

Tenet Healthcare Corp. 6%                       B1     2,005          1,679
12/1/05

TOTAL HEALTH                                                          2,905

NONDURABLES - 0.1%

FOODS - 0.1%

Chiquita Brands                                 B3     3,530          3,248
International, Inc. 7%
3/28/01

RETAIL & WHOLESALE - 0.0%

RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%

Sports Authority, Inc. (The)                    B1     2,480          1,854
5.25% 9/15/01

TOTAL CONVERTIBLE BONDS                                               8,007

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)


NONCONVERTIBLE BONDS - 16.8%

AEROSPACE & DEFENSE - 0.2%

DEFENSE ELECTRONICS - 0.1%

Raytheon Co.:

5.95% 3/15/01                                   Baa1  $ 1,700        $ 1,729

6.45% 8/15/02                                   Baa1   2,030          2,112

                                                                      3,841

SHIP BUILDING & REPAIR - 0.1%

Newport News                                    B1     5,870          6,222
Shipbuilding, Inc. 9.25%
12/1/06

TOTAL AEROSPACE & DEFENSE                                             10,063

BASIC INDUSTRIES - 0.2%

CHEMICALS & PLASTICS - 0.1%

Huntsman Corp. 9.5%                             B2     2,760          2,650
7/1/07 (f)

Praxair, Inc. 6.625%                            A3     1,210          1,266
10/15/07

                                                                      3,916

PACKAGING & CONTAINERS - 0.1%

Owens-Illinois, Inc.:

7.15% 5/15/05                                   Ba1    2,890          2,890

7.8% 5/15/18                                    Ba1    1,450          1,382

                                                                      4,272

TOTAL BASIC INDUSTRIES                                                8,188

CONSTRUCTION & REAL ESTATE - 0.3%

BUILDING MATERIALS - 0.0%

American Standard Cos.,                         Ba3    1,460          1,465
Inc. 7.375% 4/14/05

CONSTRUCTION - 0.1%

U.S. Home Corp. 8.88%                           B1     2,220          2,198
8/15/07

REAL ESTATE - 0.1%

LNR Property Corp.                              B1     4,445          4,101
9.375% 3/15/08

REAL ESTATE INVESTMENT TRUSTS - 0.1%

CenterPoint Properties                          Baa2   530            526
Corp. 6.75% 4/1/05

EOP Operating LP:

6.375% 2/15/03                                  Baa1   1,200          1,199

6.75% 2/15/08                                   Baa1   570            567

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)


NONCONVERTIBLE BONDS - CONTINUED

CONSTRUCTION & REAL ESTATE - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - CONTINUED

Weeks Realty LP 6.875%                          Baa2  $ 1,000        $ 979
3/15/05

                                                                      3,271

TOTAL CONSTRUCTION & REAL ESTATE                                      11,035

DURABLES - 0.9%

AUTOS, TIRES, & ACCESSORIES - 0.4%

Blue Bird Body Co. 10.75%                       B2     1,730          1,786
11/15/06

Breed Technologies, Inc.                        B3     5,290          4,364
9.25% 4/15/08 (f)

Federal-Mogul Corp.                             Ba2    8,110          8,118
7.875% 7/1/10

Oshkosh Truck Co. 8.75%                         B3     3,940          3,743
3/1/08

                                                                      18,011

CONSUMER DURABLES - 0.1%

Corning Consumer                                B3     5,380          4,331
Products Co. 9.625%
5/1/08 (f)

HOME FURNISHINGS - 0.0%

Omega Cabinets Ltd.                             B3     1,730          1,522
10.5% 6/15/07

TEXTILES & APPAREL - 0.4%

Levi Strauss & Co. 7%                           Baa2   3,150          3,074
11/1/06 (f)

Nine West Group, Inc. 9%                        Ba3    1,980          1,703
8/15/07

Unifi, Inc. 6.5% 2/1/08                         A3     1,020          1,021

WestPoint Stevens, Inc.                         Ba3    4,415          4,481
7.875% 6/15/08

Worldtex, Inc. 9.625%                           B1     6,580          5,856
12/15/07

                                                                      16,135

TOTAL DURABLES                                                        39,999

ENERGY - 0.3%

COAL - 0.1%

P&L Coal Holdings Corp.                         B2     4,200          4,200
9.625% 5/15/08 (f)

ENERGY SERVICES - 0.0%

Ocean Rig Norway AS                             B3     2,810          2,129
10.25% 6/1/08 (f)

OIL & GAS - 0.2%

Chesapeake Energy Corp.                         B1     1,870          1,636
9.625% 5/1/05

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Occidental Petroleum
Corp.:

6.39% 11/9/00                                   Baa3  $ 500          $ 509

8.5% 11/9/01                                    Baa2   530            573

10.94% 5/17/00                                  Baa3   1,200          1,306

Oryx Energy Co.:

8% 10/15/03                                     Ba1    560            593

8.125% 10/15/05                                 Ba1    370            384

8.375% 7/15/04                                  Ba1    1,410          1,509

Petroleum Geo-Services                          Baa3   1,450          1,399
ASA 7.125% 3/30/28

USX-Marathon Group                              Baa2   445            462
6.85% 3/1/08

                                                                      8,371

TOTAL ENERGY                                                          14,700

FINANCE - 2.5%

BANKS - 0.8%

BankBoston Corp. 6.625%                         A3     600            618
2/1/04

BankBoston NA (Bearer)                          A2     500            504
6.375% 3/25/08

BanPonce Corp. 6.665%                           A3     1,650          1,701
3/5/01

BanPonce Financial Corp.                        A3     1,000          1,033
7.72% 4/13/00

Barclays Bank PLC yankee                        A1     3,750          3,817
5.95% 7/15/01

Capital One Bank:

6.375% 2/15/03                                  Baa3   1,240          1,267

6.42% 11/12/99                                  Baa3   3,600          3,618

8.125% 3/1/00                                   Baa3   1,640          1,687

Capital One Financial                           Ba1    1,700          1,736
Corp. 7.125% 8/1/08

Citicorp 5.625% 2/15/01                         Aa3    1,200          1,209

Den Danske Bank AS                              A1     3,290          3,367
6.375% 6/15/08 (f)(i)

Fleet Credit Card LLC                           A1     900            922
6.45% 10/30/00

Fleet/Norstar Financial                         A3     930            1,037
Group, Inc. 9.9%
6/15/01

Huntington National Bank                        A1     5,570          5,654
5.875% 1/15/01

NationsBank NA 5.92%                            Aa2    2,650          2,704
6/8/01

NB Capital Trust IV 8.25%                       Aa2    995            1,093
4/15/27

Providian National Bank                         Baa3   1,020          1,070
6.7% 3/15/03

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

FINANCE - CONTINUED

BANKS - CONTINUED

Summit Bancorp 8.625%                           -     $ 650          $ 728
12/10/02

Union Planters National                         A3     1,500          1,558
Bank 6.81% 8/20/01

                                                                      35,323

CREDIT & OTHER FINANCE - 1.3%

Ahmanson Capital Trust I                        Baa2   1,800          1,976
8.36% 12/1/26 (f)

Associates Corp. of North                       Aa3    1,550          1,598
America 6% 4/15/03

AT&T Capital Corp.:

6.16% 12/3/99                                   Baa3   1,250          1,265

6.25% 5/15/01                                   Baa3   3,250          3,301

BankAmerica Capital II 8%                       Aa2    990            1,070
12/15/26

BanPonce Trust I 8.327%                         A3     2,850          2,914
2/1/27

BCH Cayman Islands Ltd.                         A2     440            466
yankee 7.7% 7/15/06

Countrywide Funding                             A3     1,300          1,349
Corp. 6.45% 2/27/03

ERP Operating LP 6.55%                          A3     600            609
11/15/01

Farmers Insurance                               A2     1,100          1,111
Exchange Capital 7.05%
7/15/28 (f)

Finova Capital Corp.                            Baa1   1,000          1,023
6.12% 5/28/02

First Security Capital I                        A3     850            949
8.41% 12/15/26

Ford Motor Credit Co.:

5.73% 2/23/00                                   A1     1,500          1,514

6.57% 3/19/01                                   A1     2,500          2,585

General Electric Capital                        Aaa    3,000          3,022
Corp. 6.94%
4/13/09 (e)

General Motors                                  A3     2,730          2,860
Acceptance Corp. 6.75%
7/10/02

GS Escrow Corp.:

7% 8/1/03 (f)                                   Ba1    860            859

7.125% 8/1/05 (f)                               Ba1    3,000          2,962

Heller Financial, Inc.:

6.25% 3/1/01                                    A3     1,650          1,683

7.875% 11/1/99                                  A3     2,230          2,286

KeyCorp Institutional                           A1     1,550          1,653
Capital A 7.826%
12/1/26

Macsaver Financial                              Ba1    4,810          3,583
Services, Inc. 7.6%
8/1/07

Mellon Capital I 7.72%                          A2     660            699
12/1/26

Money Store, Inc. 7.3%                          A2     850            907
12/1/02

Nordstrom Credit, Inc.                          A2     1,200          1,279
7.25% 4/30/02

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - CONTINUED

PNC Funding Corp.                               A3    $ 5,570        $ 5,916
6.875% 3/1/03

Premier Auto Trust 5.45%                        P-1    3,100          3,108
6/8/99

Time Warner Telecom                             B2     1,100          1,100
LLC/Time Warner
Telecom, Inc. 9.75%
7/15/08

U.S. Bancorp 8.09%                              A1     990            1,080
11/15/26

UNICCO Service                                  B3     5,710          5,282
Co./UNICCO Finance
Corp. 9.875%
10/15/07

                                                                      60,009

SAVINGS & LOANS - 0.3%

Chevy Chase Savings Bank                        B1     2,160          2,095
FSB 9.25% 12/1/08

First Nationwide Parent                         Ba3    5,920          6,836
Holdings Ltd. 12.5%
4/15/03

Great Western Finance                           A3     1,290          1,401
Trust II 8.206% 2/1/27

Great Western Financial                         A3     1,000          1,090
Corp. 8.6% 2/1/02

Home Savings of America                         A3     970            1,007
FSB 6.5% 8/15/04

Long Island Savings Bank
FSB:

6.2% 4/2/01                                     Baa3   1,250          1,262

7% 6/13/02                                      Baa3   1,210          1,263

                                                                      14,954

SECURITIES INDUSTRY - 0.1%

Amvescap PLC 6.375%                             A3     1,650          1,696
5/15/03

Morgan Stanley, Dean                            -      4,600          4,600
Witter, Discover & Co.
5.75% 1/15/99 (i)

                                                                      6,296

TOTAL FINANCE                                                         116,582

HEALTH - 0.5%

MEDICAL EQUIPMENT & SUPPLIES - 0.1%

Graham-Field Health                             Caa1   3,290          1,941
Products, Inc. 9.75%
8/15/07

McKesson Corp. 6.6%                             A3     1,720          1,750
3/1/00

                                                                      3,691

MEDICAL FACILITIES MANAGEMENT - 0.4%

Fountain View, Inc. 11.25%                      Caa1   3,180          2,798
4/15/08 (f)

Integrated Health Services,                     B2     3,799          3,609
Inc. 9.25% 1/15/08

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT - CONTINUED

Magellan Health Services,                       B3    $ 2,860        $ 2,445
Inc. 9% 2/15/08 (f)

Tenet Healthcare Corp.:

8.125% 12/1/08 (f)                              Ba3    2,080          2,096

8.625% 1/15/07                                  Ba3    6,090          6,303

                                                                      17,251

TOTAL HEALTH                                                          20,942

INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%

ELECTRICAL EQUIPMENT - 0.0%

Motors & Gears, Inc.                            B3     610            598
10.75% 11/15/06

INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%

Bucyrus International, Inc.                     B1     4,900          3,675
9.75% 9/15/07

Roller Bearing Holding, Inc.                    -      4,780          2,796
0% 6/15/09 (d)(f)

Thermadyne Manufacturing                        B3     1,330          1,170
LLC 9.875%
6/1/08

Tyco International Group
SA yankee:

6.125% 6/15/01                                  Baa1   2,650          2,706

6.375% 6/15/05                                  Baa1   1,030          1,086

                                                                      11,433

POLLUTION CONTROL - 0.2%

Allied Waste North                              B2     3,060          3,305
America, Inc. 10.25%
12/1/06

Envirosource, Inc. 9.75%                        B3     1,150          1,052
6/15/03

WMX Technologies, Inc.:

6.25% 10/15/00                                  Baa3   700            713

7.1% 8/1/26                                     Baa3   1,570          1,686

8.25% 11/15/99                                  Baa3   440            454

                                                                      7,210

TOTAL INDUSTRIAL MACHINERY &                                          19,241
EQUIPMENT

MEDIA & LEISURE - 6.1%

BROADCASTING - 4.5%

ACME Television                                 B3     2,410          1,868
LLC/ACME Financial
Corp. 0% 9/30/04 (d)

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Adelphia Communications
Corp.:

9.5% 2/15/04                                    B2    $ 9,038        $ 9,257
pay-in-kind

9.875% 3/1/07                                   B2     10,210         11,027

Allbritton Communications                       B3     5,130          5,079
Co. 8.875% 2/1/08

Ascent Entertainment                            B3     2,920          1,606
Group, Inc. 0%
12/15/04 (d)

CBS Radio, Inc. 11.375%                         -      3,766          4,256
1/15/09 pay-in-kind

Century Communications
Corp.:

0% 1/15/08                                      Ba3    23,480         11,094

8.75% 10/1/07                                   Ba3    1,670          1,754

Chancellor Media Corp.                          Ba3    4,860          4,884
9% 10/1/08 (f)

Classic Communications,                         Caa1   570            319
Inc. 0% 8/1/08
Unit (d)(f)

Clear Channel                                   Baa3   1,350          1,329
Communications, Inc.
6.875% 6/15/18

Comcast UK Cable Partners                       B2     6,330          5,222
Ltd. 0% 11/15/07 (d)

Continental Cablevision,
Inc.:

8.3% 5/15/06                                    Baa3   700            792

8.625% 8/15/03                                  Baa3   1,480          1,651

9% 9/1/08                                       Baa3   1,190          1,431

CSC Holdings, Inc.:

9.25% 11/1/05                                   B1     1,710          1,804

9.875% 5/15/06                                  B1     3,220          3,429

10.5% 5/15/16                                   B1     2,630          2,972

Diamond Cable                                   Caa1   2,360          1,888
Communications PLC
yankee
0% 12/15/05 (d)

Echostar Communications                         B2     2,084          2,016
Corp. 0% 6/1/04 (d)

Echostar Satellite                              B3     1,380          1,228
Broadcasting Corp. 0%
3/15/04 (d)

Falcon Holdings Group
LP/Falcon Funding:

0% 4/15/10 (d)                                  B2     13,260         8,984

8.375% 4/15/10                                  B2     2,980          2,987

Fox/Liberty Networks                            B1     2,485          1,653
LLC/FLN Finance, Inc.
0% 8/15/07 (d)

FrontierVision Holdings                         Caa1   5,771          4,646
LP/FrontierVision
Holdings Capital Corp.
0% 9/15/07 (d)

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

FrontierVision Operating                        B3    $ 8,282        $ 9,069
Partners LP/
FrontierVision Capital
Corp. 11% 10/15/06

Granite Broadcasting
Corp.:

8.875% 5/15/08                                  B3     4,100          3,844

9.375% 12/1/05                                  B3     5,530          5,406

10.375% 5/15/05                                 B3     2,030          2,060

Hearst-Argyle Television,                       Baa3   1,060          1,096
Inc. 7.5% 11/15/27

Intermedia Capital Partners                     B2     1,860          2,065
IV LP / Intermedia
Partners IV Capital Corp.
11.25% 8/1/06

International Cabletel, Inc.                    B3     3,000          2,370
0% 2/1/06 (d)

Iridium Operating                               B3     6,750          5,434
LLC/Iridium Capital
Corp. 11.25% 7/15/05

Lenfest Communications,                         B2     4,280          4,323
Inc. 8.25% 2/15/08

LIN Holdings Corp. 0%                           B3     9,100          5,949
3/1/08 (d)(f)

NTL, Inc.:

0% 4/1/08 (d)(f)                                B3     12,990         7,826

10% 2/15/07                                     B3     2,900          2,929

Olympus Communications                          B1     1,540          1,694
LP/Olympus Capital
Corp. 10.625%
11/15/06

Orion Network Systems,
Inc.:

0% 1/15/07 (d)                                  B2     2,210          1,381

11.25% 1/15/07                                  B2     920            851

Pegasus Communications                          B3     2,070          1,987
Corp. 9.625%
10/15/05

Renaissance Media Group                         B3     3,980          2,677
LLC/Renaissance 0%
4/15/08 (d)(f)

Rogers Cablesystems Ltd.                        B2     3,400          3,842
yankee 11% 12/1/15

Satelites Mexicanos SA de                       B3     5,735          3,842
CV 10.125%
11/1/04 (f)

Sinclair Broadcast Group,                       B2     3,650          3,595
Inc. 8.75% 12/15/07

TCI Communications                              Ba2    7,950          9,461
Financing III 9.65%
3/31/27

TCI Communications, Inc.:

6.46% 3/6/00                                    Baa3   2,930          2,981

8.75% 8/1/15                                    Baa3   1,605          2,005

9.25% 4/15/02                                   Baa3   1,000          1,122

9.8% 2/1/12                                     Baa3   1,790          2,393

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Telewest PLC:

yankee 0% 10/1/07 (d)                           B1    $ 12,600       $ 10,301

9.625% 10/1/06                                  B1     980            985

Time Warner, Inc.:

6.875% 6/15/18                                  Baa3   1,770          1,829

7.75% 6/15/05                                   Baa3   1,100          1,226

7.95% 2/1/00                                    Baa3   1,615          1,668

8.18% 8/15/07                                   Baa3   1,750          2,040

UIH Australia/Pacific, Inc.                     B2     3,520          1,408
0% 5/15/06 (d)

United International                            B3     9,970          4,736
Holdings, Inc. 0%
2/15/08 (d)

                                                                      207,571

ENTERTAINMENT - 0.7%

AMC Entertainment, Inc.                         B2     4,970          4,622
9.5% 3/15/09

American Skiing Co. 12%                         B3     3,470          3,539
7/15/06

Bally Total Fitness Holding                     B3     3,050          2,852
Corp. 9.875%
10/15/07

Cinemark USA, Inc. 8.5%                         B2     4,740          4,562
8/1/08

Livent, Inc. 9.375%                             B1     950            637
10/15/04

Paramount                                       Ba2    600            628
Communications, Inc.
7.5% 1/15/02

Premier Parks, Inc. 0%                          B3     3,180          1,972
4/1/08 (d)

United Artists Theatre Co.                      Caa1   2,670          2,470
9.75% 4/15/08

Viacom, Inc.:

6.75% 1/15/03                                   Ba2    1,920          1,971

7.75% 6/1/05                                    Ba2    5,830          6,296

8% 7/7/06                                       B1     1,800          1,809

                                                                      31,358

LODGING & GAMING - 0.5%

Aladdin Gaming                                  Caa2   3,600          1,044
Holdings/Aladdin
Capital Corp. 0%
3/1/10 (d)

Courtyard by Marriott II                        B-     2,910          3,012
LP/Courtyard II Finance
Co. 10.75% 2/1/08

HMH Properties, Inc.:

7.875% 8/1/05                                   Ba2    2,560          2,566

7.875% 8/1/08                                   Ba2    11,710         11,564

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - CONTINUED

Signature Resorts, Inc.                         B3    $ 3,120        $ 2,215
9.75% 10/1/07

Sun International Hotels                        Ba3    2,220          2,264
Ltd./Sun International
North America, Inc.
yankee 9% 3/15/07

                                                                      22,665

PUBLISHING - 0.3%

Garden State Newspapers,                        B1     8,160          7,854
Inc. Series B, 8.75%
10/1/09

News America Holdings,
Inc.:

7.7% 10/30/25                                   Baa3   2,150          2,299

8.5% 2/15/05                                    Baa3   2,040          2,299

News America, Inc. 7.25%                        Baa3   1,300          1,332
5/18/18

                                                                      13,784

RESTAURANTS - 0.1%

Host Marriott Travel Plazas,                    Ba3    5,180          5,284
Inc. 9.5% 5/15/05

NE Restaurant Co., Inc.                         B3     1,750          1,706
10.75% 7/15/08 (f)

                                                                      6,990

TOTAL MEDIA & LEISURE                                                 282,368

NONDURABLES - 0.3%

FOODS - 0.0%

ConAgra, Inc. 7.125%                            Baa1   1,700          1,835
10/1/26

HOUSEHOLD PRODUCTS - 0.2%

Revlon Consumer Products                        B3     8,790          8,570
Corp. 8.625% 2/1/08

TOBACCO - 0.1%

Philip Morris Companies,
Inc.:

6.95% 6/1/06                                    A2     1,510          1,605

7% 7/15/05                                      A2     1,610          1,721

7.25% 9/15/01                                   A2     1,700          1,781

                                                                      5,107

TOTAL NONDURABLES                                                     15,512

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

RETAIL & WHOLESALE - 1.3%

APPAREL STORES - 0.2%

AnnTaylor, Inc. 8.75%                           B3    $ 5,690        $ 5,576
6/15/00

Specialty Retailers, Inc.                       Ba3    1,060          981
8.5% 7/15/05

                                                                      6,557

GENERAL MERCHANDISE STORES - 0.3%

Dayton Hudson Corp.:

6.8% 10/1/01                                    A3     1,800          1,879

7.5% 7/15/06                                    A3     2,000          2,242

Federated Department
Stores, Inc.:

6.79% 7/15/27                                   Baa2   1,100          1,162

7% 2/15/28                                      Baa2   1,360          1,374

8.125% 10/15/02                                 Baa2   520            568

Kmart Corp.:

7.75% 10/1/12                                   Ba2    310            313

8.25% 1/1/22                                    Ba2    2,480          2,449

12.5% 3/1/05                                    Ba2    4,240          5,215

                                                                      15,202

GROCERY STORES - 0.6%

Ameriserve Food                                 B1     1,390          1,230
Distribution, Inc. 8.875%
10/15/06

Kroger Co. 6% 7/1/00                            Baa3   2,400          2,432

Meyer (Fred), Inc. 7.45%                        Ba2    5,580          5,831
3/1/08

Mrs. Fields Original                            B2     1,480          1,376
Cookies, Inc. 10.125%
12/1/04

Pathmark Stores, Inc.:

9.625% 5/1/03                                   Caa1   10,400         9,932

12.625% 6/15/02                                 Caa2   1,940          1,828

Pueblo Xtra International,
Inc.:

9.5% 8/1/03                                     B3     4,050          3,645

9.5% 8/1/03                                     B3     1,710          1,539

                                                                      27,813

RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%

Amazon.com, Inc. 0%                             Caa2   3,440          1,858
5/1/08 (d)

Central Tractor Farm &                          B2     980            951
Country, Inc. 10.625%
4/1/07

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED

J Crew Operating Corp.                          Caa1  $ 2,140        $ 1,712
10.375% 10/15/07

Metals USA, Inc. 8.625%                         B2     6,430          5,594
2/15/08

                                                                      10,115

TOTAL RETAIL & WHOLESALE                                              59,687

SERVICES - 0.4%

PRINTING - 0.1%

Sullivan Graphics, Inc.                         Caa1   1,830          1,848
12.75% 8/1/05

SERVICES - 0.3%

Borg-Warner Security                            B3     1,150          1,265
Corp. 9.625% 3/15/07

Iron Mountain, Inc. 8.75%                       B3     2,590          2,564
9/30/09

La Petite Academy, Inc./La                      B3     4,530          4,383
Petite Academy Holding
Co. 10% 5/15/08

Medaphis Corp. 9.5%                             B2     7,520          6,618
2/15/05

                                                                      14,830

TOTAL SERVICES                                                        16,678

TECHNOLOGY - 0.4%

COMPUTER SERVICES & SOFTWARE - 0.2%

Federal Data Corp.                              B3     6,800          6,137
10.125% 8/1/05

ICG Services, Inc. 0%                           -      7,560          3,667
5/1/08 (d)

PSINet, Inc. 10% 2/15/05                        B3     1,200          1,200

                                                                      11,004

COMPUTERS & OFFICE EQUIPMENT - 0.1%

Comdisco, Inc.:

6.375% 11/30/01                                 Baa1   1,800          1,848

7.21% 7/2/01                                    Baa1   1,750          1,834

                                                                      3,682

ELECTRONIC INSTRUMENTS - 0.1%

Telecommunications                              B3     3,680          3,349
Techniques Co. 9.75%
5/15/08 (f)

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

TECHNOLOGY - CONTINUED

ELECTRONICS - 0.0%

Fairchild Semiconductor                         -     $ 2,734        $ 2,200
Corp. 11.74% 3/15/08
pay-in-kind (k)

TOTAL TECHNOLOGY                                                      20,235

TRANSPORTATION - 0.8%

AIR TRANSPORTATION - 0.5%

Atlas Air, Inc. 9.25%                           B3     8,000          7,480
4/15/08 (f)

Delta Air Lines, Inc.                           Baa3   500            533
9.875% 5/15/00

Kitty Hawk, Inc. 9.95%                          B1     8,040          8,080
11/15/04

US Air, Inc. 9.625%                             B1     1,960          2,009
2/1/01

US Airways Group, Inc.                          Ba2    3,340          3,549
10.375% 3/1/13

                                                                      21,651

RAILROADS - 0.2%

Burlington Northern Santa                       Baa2   1,500          1,697
Fe Corp. 7.29% 6/1/36

Canadian National                               Baa2   2,500          2,564
Railway Co. 6.9%
7/15/28

CSX Corp. 6.46%                                 Baa2   1,990          2,083
6/22/05

Norfolk Southern Corp.                          Baa1   2,340          2,580
7.05% 5/1/37

Wisconsin Central                               Baa2   1,000          1,037
Transportation Corp.
6.625% 4/15/08

                                                                      9,961

SHIPPING - 0.1%

Amer Reefer Co. Ltd.                            B1     1,270          1,029
10.25% 3/1/08

Cenargo International PLC                       Ba3    3,190          2,584
9.75% 6/15/08 (f)

Holt Group, Inc. 9.75%                          Caa1   2,890          2,023
1/15/06 (f)

                                                                      5,636

TOTAL TRANSPORTATION                                                  37,248

UTILITIES - 2.2%

CELLULAR - 0.9%

AirTouch Communications,                        Baa2   2,660          2,799
Inc. 6.35% 6/1/05

Cable & Wireless                                Baa1   1,700          1,738
Communications PLC
6.375% 3/6/03

McCaw International Ltd.                        Caa1   14,590         6,857
0% 4/15/07 (d)

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Millicom International                          Caa1  $ 3,890        $ 2,392
Cellular SA 0%
6/1/06 (d)

Nextel Communications,
Inc.:

0% 9/15/07 (d)                                  B2     1,647          1,046

0% 10/31/07 (d)                                 B2     13,380         8,061

0% 2/15/08 (d)                                  B2     3,870          2,274

Nextel International, Inc.                      Caa1   8,600          3,440
0% 4/15/08 (d)

Pagemart Nationwide, Inc.                       B3     340            304
0% 2/1/05 (d)

PageMart Wireless, Inc. 0%                      Caa2   2,800          1,498
2/1/08 (d)

Rogers Communications,                          B2     6,560          6,429
Inc. 8.875% 7/15/07

Teligent, Inc.:

0% 3/1/08 (d)                                   Caa1   4,190          1,645

11.5% 12/1/07                                   Caa1   3,310          2,582

                                                                      41,065

ELECTRIC UTILITY - 0.2%

Avon Energy Partners
Holdings:

6.46% 3/4/08 (f)                                Baa2   1,320          1,353

6.73% 12/11/02 (f)                              Baa2   1,680          1,752

Hydro-Quebec yankee                             A2     1,050          1,292
7.4% 3/28/25 (e)

Israel Electric Corp. Ltd.:

yankee 7.875%                                   A3     660            657
12/15/26 (f)

7.75% 12/15/27 (f)                              A3     1,605          1,524

Niagara Mohawk Power                            Ba3    3,490          3,717
Corp. 7.75% 10/1/08

Texas Utilities Co. 6.375%                      Baa3   660            670
1/1/08

                                                                      10,965

TELEPHONE SERVICES - 1.1%

Dobson Wireline Co.                             -      7,550          6,569
12.25% 6/15/08 (f)

GST Network Funding, Inc.                       -      3,260          1,565
0% 5/1/08 (d)(f)

Hyperion
Telecommunications, Inc.:

0% 4/15/03 (d)                                  B3     4,460          3,044

12.25% 9/1/04                                   B3     4,870          4,773

Level 3 Communications,                         B3     3,440          3,234
Inc. 9.125% 5/1/08

McLeodUSA, Inc.:

0% 3/1/07 (d)                                   B2     5,530          4,023

9.25% 7/15/07                                   B2     2,330          2,394

NEXTLINK                                        B3     7,240          7,023
Communications, Inc.
9.625% 10/1/07

CORPORATE BONDS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

NONCONVERTIBLE BONDS - CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Pathnet, Inc. 12.25%                            -     $ 8,200        $ 6,232
4/15/08 (f)

WinStar Communications,                         -      6,710          4,596
Inc. 11% 3/15/08 (d)

WorldCom, Inc.:

7.75% 4/1/07                                    Baa2   1,940          2,217

8.875% 1/15/06                                  Baa2   1,180          1,294

9.375% 1/15/04                                  Baa2   1,394          1,456

                                                                      48,420

TOTAL UTILITIES                                                       100,450

TOTAL NONCONVERTIBLE BONDS                                            772,928

TOTAL CORPORATE BONDS                                                 780,935
(Cost $813,146)



U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS - 1.1%



U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.2%

Fannie Mae 7.49%                            Aaa   2,320          2,653
3/2/05

U.S. Department of
Housing and Urban
Development government
guaranteed participation
certificates Series
1996-A:

 6.83% 8/1/03                               Aaa   4,000          4,319

 7.66% 8/1/15                               Aaa   1,200          1,381

                                                                 8,353

U.S. TREASURY OBLIGATIONS - 0.9%

U.S. Treasury Bills, yield at                     4,500          4,496
date of purchase 4.98%
to 4.99% 10/8/98 (h)

U.S. Treasury Bonds:

7.125% 2/15/23                              Aaa   2,310          2,916

7.625% 2/15/25                              Aaa   10,640         14,326

12.75% 11/15/10                             Aaa   5,140          7,647
(callable)

U.S. Treasury Notes:

5.375% 2/15/01                              Aaa   2,600          2,659

5.875% 11/30/01                             Aaa   1,495          1,560

6.625% 6/30/01                              Aaa   920            973

U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

U.S. TREASURY OBLIGATIONS - CONTINUED

U.S. Treasury Notes -
continued

7% 7/15/06                                  Aaa  $ 5,767        $ 6,719

7.875% 8/15/01                              Aaa   810            885

                                                                 42,181

TOTAL U.S. GOVERNMENT AND                                        50,534
GOVERNMENT AGENCY OBLIGATIONS
(Cost $46,753)


U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED
SECURITIES - 2.4%



FANNIE MAE - 1.6%

5.5% 6/17/03 to 7/1/03                            Aaa   1,222    1,224

6% 4/5/03 to 4/1/28                               Aaa   26,925   27,137

6.5% 12/1/12 to 7/1/28                            Aaa   12,926   13,179

7% 10/1/28 (g)(l)                                 Aaa   27,594   28,371

7.5% 6/1/27 to 8/1/28                             Aaa   4,440    4,580

                                                                 74,491

FREDDIE MAC - 0.2%

5.5% 5/11/03                                      Aaa   1,305    1,301

7% 7/1/01                                         Aaa   312      315

7.5% 5/1/27 to 4/1/28                             Aaa   4,490    4,626

                                                                 6,242

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.6%

6% 6/15/08 to 9/15/10                             Aaa   1,327    1,352

6.5% 9/15/08 to                                   Aaa   7,114    7,298
5/15/09

7% 1/15/28 to 7/15/28                             Aaa   8,048    8,307

7.5% 4/15/23 to                                   Aaa   10,665   11,057
8/15/28

8% 5/15/25                                        Aaa   489      510

                                                                 28,524

TOTAL U.S. GOVERNMENT AGENCY -                                   109,257
MORTGAGE-BACKED SECURITIES
(Cost $106,150)


COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

PRIVATE SPONSOR - 0.0%

Credit-Based Asset                           Ba3  $ 1,800        $ 753
Servicing and
Securitization LLC Series
1997-2 Class 2-B,
7.2236% 12/29/25 (f)(i)
(Cost $957)


ASSET-BACKED SECURITIES - 0.9%



Airplanes Pass Through                Ba2    7,040          7,286
Trust 10.875% 3/15/19

BankAmerica                           Aaa    1,510          1,531
Manufacturing Housing
Contract 6.2% 4/10/09

Capita Equipment                      Baa2   1,000          1,018
Receivables Trust 6.48%
10/15/06

Chase Manhattan Auto                  Aaa    1,820          1,852
Owner Trust 5.85%
5/15/03

Chevy Chase Auto                      Aaa    959            970
Receivables Trust 5.91%
12/15/04

Contimortgage Home                    Aaa    1,640          1,647
Equity Loan Trust 6.26%
7/15/12

CPS Auto Grantor Trust:

6.09% 11/15/03                        Aaa    1,061          1,065

6.55% 8/15/02                         Aaa    757            766

CPS Auto Receivables Trust            Aaa    1,803          1,824
6% 8/15/03

CSXT Trade Receivables                Aaa    1,780          1,848
Master Trust 6%
7/25/04

Dayton Hudson Credit                  Aaa    1,640          1,717
Card Master Trust 6.25%
8/25/05

Ford Credit Auto Owner
Trust:

6.2% 12/15/02                         Baa3   890            906

6.4% 5/15/02                          A1     1,060          1,084

6.4% 12/15/02                         Baa3   490            492

Green Tree Financial
Corp.:

6.5% 6/15/27                          Aaa    427            428

6.68% 1/15/29                         AAA    2,280          2,346

6.8% 6/15/27                          Aaa    750            759

Key Auto Finance Trust                A2     1,161          1,167
6.3% 10/15/03

MBNA Master Credit Card               Aaa    3,230          3,427
Trust II 6.55% 1/15/07

Olympic Automobile
Receivables Trust:

6.4% 9/15/01                          Aaa    1,710          1,734

6.7% 3/15/02                          Aaa    810            825

ASSET-BACKED SECURITIES - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

Petroleum Enhanced Trust              Baa2  $ 1,082        $ 1,082
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (f)(i)

Premier Auto Trust:

6% 5/6/00                             Aaa    423            424

6.34% 1/6/03                          Aaa    2,470          2,532

Prime Credit Card Master              Aaa    1,230          1,290
Trust 6.75% 11/15/05

UAF Auto Grantor Trust                Aaa    1,847          1,860
6.1% 1/15/03 (f)

WFS Financial Owner Trust             Aaa    1,520          1,554
6.55% 10/20/04

TOTAL ASSET-BACKED SECURITIES                               43,434
(Cost $43,082)


COMMERCIAL MORTGAGE SECURITIES - 1.2%



Bankers Trust Remic Trust                    Ba2    1,248          1,212
1988-1 Series 1998-S1A
Class G, 8.6764%
11/28/02 (f)(i)

Berkeley Federal Bank &                      -      1,900          1,482
Trust FSB Series 1994
Class 1-B 7.7518%
8/1/24 (f)(i)

BKB Commercial Mortgage                      BBB    680            695
Trust Series 1997-C1
Class D, 7.83%
2/25/43 (f)(i)

CBM Funding Corp.
sequential pay Series
1996-1:

Class A-3PI, 7.08%                           AA     990            1,046
11/1/07

Class B, 7.48% 2/1/08                        A      770            819

CS First Boston Mortgage
Securities Corp.:

Series 1997-C2 Class D,                      Baa2   1,810          1,813
7.27% 1/17/35

Series 1998-C1 Class D,                      BBB    2,030          2,074
7.17% 1/17/12

Series 1998-FLI Class E,                     Baa2   2,210          2,184
6.5063%
1/10/13 (f)(i)

Deutsche Mortgage &                          Baa2   1,420          1,477
Asset Receiving Corp.
Series 1998-C1 Class D,
7.231% 7/15/12

DLJ Mortgage Acceptance                      -      1,650          1,715
Corp. Series 1993-MF12
Class B-2, 10.1%
9/18/03 (f)

Equitable Life Assurance
Society of the United
States (The):

 sequential pay Series                       Aaa    2,600          2,838
174 Class A1, 7.24%
  5/15/06 (f)

 Series 174 Class B1,                        Aa2    1,200          1,297
7.33% 5/15/06 (f)

 Series 1996-1 Class                         A2     1,000          1,083
C1, 7.52% 5/15/06 (f)

First Chicago/Lennar Trust I
Series 1997-CHL1:

Class D, 8.1319%                             -      1,100          1,037
4/13/39 (i)

Class E, 8.1319%                             -      1,800          1,471
4/1/39 (i)

COMMERCIAL MORTGAGE SECURITIES - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

First Union-Lehman                           Aa2   $ 3,870        $ 4,109
Brothers Commercial
Mortgage Trust
sequential pay Series
1997-C2 Class B, 6.79%
11/18/29

FMAC Loan Receivables
Trust 1998-C:

Series 1997-A Class E,                       -      500            422
8.1059%
4/15/19 (f)(i)

Series 1997-B Class E,                       -      1,050          831
7.8912%
9/15/19 (f)(i)

GAFCO Franchisee Loan                        -      1,650          1,338
Trust Series 1998-1 Class
D, 14.5% 6/1/16 (f)(i)

General Motors                               Ba3    750            692
Acceptance Corp.
Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (f)

GS Mortgage Securities
Corp. II:

Series 1997-GL Class                         Aaa    1,590          1,686
A2-B, 6.86% 7/13/30

Series 1998-GLII:

Class D, 7.1905%                             Baa2   490            498
4/13/31 (f)(i)

Class E, 7.1905%                             Baa3   1,750          1,707
4/13/31 (f)(i)

Kidder Peabody                               Aa2    423            425
Acceptance Corp. I
sequential pay Series
1993-M1 Class A-2,
7.15% 4/25/25

LTC Commercial Mortgage
Pass Through
Certificates:

Series 1996-1 Class E,                       BB-    500            510
9.16% 4/15/28

Series 1998-1 Class A,                       AAA    1,062          1,073
6.029% 5/30/30 (f)

Morgan Stanley Capital I,
Inc.:

Series 1996-MBL1 Class                       -      1,711          1,703
E, 8.3667%
5/25/21 (f)(i)

Series 1998-CF1:

Class D, 7.35%                               Baa2   1,689          1,706
1/15/12

Class E, 7.35%                               Baa3   586            560
12/15/12

Series 1998-HF1 Class                        BBB    1,770          1,866
D, 7.1% 2/15/30 (i)

Nomura Asset Securities                      Baa2   1,420          1,510
Corp. Series 1998-D6
Class A-4, 7.5956%
3/17/28 (i)

Nomura Depositor Trust
floater Series
1998-ST1A:

Class B-2, 9.8906%                           -      1,100          1,002
1/15/03 (f)(i)

Class B2-A, 9.8906%                          -      300            273
2/15/34 (f)(i)

Penn Mutual Life Insurance
Co. (The)/Penn Insurance
& Annuity Co. Series
1996-PML:

Class K, 7.9%                                -      1,750          1,308
11/15/26 (f)

Class L, 7.9%                                -      1,300          641
11/15/26 (f)



COMMERCIAL MORTGAGE SECURITIES - CONTINUED

                                         MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                         RATINGS      AMOUNT (000S)  (000S)
                                         (UNAUDITED)
                                         (B)

Resolution Trust Corp.                       Ba3   $ 598          $ 496
Series 1991-M2
Class A-3, 7.2498%
9/25/20 (i)

Structured Asset Securities
Corp.:

sequential pay Series                        AAA    330            332
1996 Class A-2A,
7.75% 2/25/28

Series 1993-C1 Class E,                      B      1,250          563
6.6% 10/25/24 (f)

Series 1995-C1 Class E,                      BB     1,100          1,072
7.375% 9/25/24 (f)

Series 1996-CFL:

Class E, 7.75%                               BB+    820            841
2/25/28

Class G, 7.75%                               -      2,000          1,853
2/25/28 (f)

Thirteen Affiliates of General
Growth Properties, Inc.:

sequential pay Series                        Aaa    1,310          1,378
A-2, 6.602%
12/15/10 (f)

Series D-2, 6.992%                           Baa2   1,410          1,420
12/15/10 (f)

Series E-2, 7.224%                           Baa3   840            824
12/15/10 (f)

Wells Fargo Capital                          Aaa    1,186          1,226
Markets Apartment
Financing Trust Series
APT Class 1, 6.56%
12/29/05 (f)

TOTAL COMMERCIAL MORTGAGE                                          56,108
SECURITIES
(Cost $53,596)


FOREIGN GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS - 0.1%



Export Development Corp.                    Aa2   620     636
yankee 8.125%
8/10/99 (j)

Israeli State euro 6.375%                   Aaa   2,410   2,495
12/19/01 (j)

Manitoba Province yankee                    Aa3   3,000   3,037
6.375% 10/15/99 (j)

TOTAL FOREIGN GOVERNMENT AND                              6,168
GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,994)

SUPRANATIONAL OBLIGATIONS - 0.0%



Inter American                              Aaa   1,600   1,756
Development Bank
yankee 6.29% 7/16/27
(Cost $1,590)

BANK NOTES - 0.1%



Key Bank NA 5.6175%                               5,000   4,995
8/20/99 (i)
(Cost $4,993)

CERTIFICATES OF DEPOSIT - 0.9%

                           PRINCIPAL      VALUE (NOTE 1)
                           AMOUNT (000S)  (000S)

Abbey National Treasury        $ 5,000  $ 5,002
Services PLC euro
5.51% 12/4/98

ABN-AMRO Bank NV                4,000    4,002
yankee euro 5.64%
12/14/98

Bank of Scotland Treasury       5,000    5,004
Services euro 5.64%
12/29/98

Bayerische Hypotheken und       1,800    1,803
Wechsel Bank AG
yankee 5.7% 3/30/99

Canadian Imperial Bank of       1,950    1,992
Commerce, New York
yankee 6.2% 8/1/00

Deutsche Bank AG yankee         1,000    1,000
5.94% 10/26/98

RaboBank Nederland              5,000    5,017
Coop. Central yankee
5.68% 6/4/99

Societe Generale, France        5,000    5,001
yankee 5.91%
10/15/98

Swiss Bank Corp. yankee         3,600    3,606
5.65% 3/24/99

Toronto-Dominion Bank           5,000    5,017
yankee 5.68% 6/4/99

Westdeutsche Landesbank         5,000    5,007
Girozentrale yankee
5.63% 2/8/99

TOTAL CERTIFICATES OF DEPOSIT            42,451
(Cost $42,347)

COMMERCIAL PAPER - 1.1%

Citibank Credit Card             1,600   1,597
Master Trust I (Dakota
Certificate Program)
5.53% 10/13/98

Commonwealth Bank of             4,600   4,504
Australia yankee 5.35%
3/1/99

Daimler-Benz North               5,000   4,980
America Corp. yankee
5.53% 10/29/98

du Pont (E.I.) de Nemours        1,600   1,594
& Co. 5.53% 10/26/98

Enterprise Funding Corp.         3,300   3,271
5.4% 12/4/98

Fleet Funding Corp. 5.5%         4,800   4,781
10/28/98

General Electric Capital         3,000   2,982
Corp. 5.51% 11/12/98

Generale de Banque SA            5,300   5,191
yankee 5.36% 2/24/99

Kitty Hawk Funding Corp.         2,000   1,994
5.53% 10/23/98

Monsanto Co.:

5.51% 12/1/98                    2,000   1,983

5.52% 11/19/98                   1,000   993

Morgan (JP) & Co., Inc.          5,300   5,269
5.5% 11/10/98

Southern Co. 5.52%               2,000   1,996
10/15/98

Three Rivers Funding Corp.       2,000   1,983
5.51% 12/1/98

COMMERCIAL PAPER - CONTINUED

                              PRINCIPAL      VALUE (NOTE 1)
                              AMOUNT (000S)  (000S)

Transamerica Finance          $ 2,000        $ 1,967
Corp. 5.47%
1/26/99

Triple A One Funding           5,000          4,991
Corp. 5.55%
10/14/98

TOTAL COMMERCIAL PAPER                        50,076
(Cost $50,038)

MASTER NOTES - 0.1%



Goldman Sachs Group             3,000         3,000
L.P. (The) 5.6875%
1/27/99 (i)
(Cost $3,000)

CASH EQUIVALENTS - 4.2%

                         MATURITY
                         AMOUNT (000S)

Investments in           $ 127             127
repurchase
agreements
(U.S. Treasury
obligations), in a
joint trading account
at 5.77%,
dated 9/30/98 due
10/1/98

                           SHARES (000S)

Taxable Central Cash      192,458          192,458
Fund (c)

TOTAL CASH EQUIVALENTS                     192,585
(Cost $192,585)

TOTAL INVESTMENT IN                       $ 4,606,833
SECURITIES - 100%
(Cost $4,437,479)


FUTURES CONTRACTS

                                                                             EXPIRATION   UNDERLYING    UNREALIZED
                                                                             DATE         FACE AMOUNT   GAIN/LOSS
                                                                                          (000S)        (000S)

PURCHASED

225 S&P 500 Stock                                                            Dec. 1998    $ 57,712      $ 1,095
Index Contracts

THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN
SECURITIES - 1.3%


LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.36%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $140,932,000 or 3.1% of net assets.
(g) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,497,000.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) For Foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to the securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).

SECURITY                                                  ACQUISTION  ACQUISITION
                                                          DATE        COST (000S)

Alliance Gaming Corp.                                     7/28/98     $ 253

Fairchild Semiconductor Corp. 11.74% 3/15/08 pay-in-kind   4/3/97 -   $ 2,463
                                                          9/15/98


(l) A portion of the security was sold on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements). OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
MOODY'S RATINGS     S&P RATINGS

Aaa, Aa, A   6.8%  AAA, AA, A   6.3%

Baa          2.6%  BBB          2.9%

Ba           3.0%  BB           3.3%

B            8.0%  B            7.8%

Caa          1.1%  CCC          1.0%

For some foreign government obligations, FMR has assigned the ratings for the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 1.0%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.

INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $4,443,127,000. Net unrealized appreciation aggregated $163,706,000, of which $454,870,551 related to appreciated investment securities and $291,164,551 related to depreciated investment securities.
The fund hereby designates approximately $408,906,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                                 AMOUNTS IN
                                                 THOUSANDS (EXCEPT
                                                 PER-SHARE AMOUNT)
                                                 SEPTEMBER 30,
                                                 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE               $ 4,606,833
(INCLUDING REPURCHASE
AGREEMENTS OF $127) (COST
$4,437,479) -
SEE ACCOMPANYING SCHEDULE

COMMITMENT TO SELL SECURITIES ON     $ (20,563)
A DELAYED DELIVERY BASIS

RECEIVABLE FOR SECURITIES SOLD ON     20,428      (135)
A DELAYED DELIVERY BASIS

RECEIVABLE FOR INVESTMENTS SOLD,                  69,026
REGULAR DELIVERY

CASH                                              1,312

RECEIVABLE FOR FUND SHARES SOLD                   4,236

DIVIDENDS RECEIVABLE                              5,403

INTEREST RECEIVABLE                               18,479

OTHER RECEIVABLES                                 170

 TOTAL ASSETS                                     4,705,324

LIABILITIES

PAYABLE FOR INVESTMENTS               64,910
PURCHASED
REGULAR DELIVERY

 DELAYED DELIVERY                     41,990

PAYABLE FOR FUND SHARES               56,515
REDEEMED

ACCRUED MANAGEMENT FEE                2,260

PAYABLE FOR DAILY VARIATION ON        1,772
FUTURES CONTRACTS

OTHER PAYABLES AND ACCRUED            1,045
EXPENSES

 TOTAL LIABILITIES                                168,492

NET ASSETS                                       $ 4,536,832

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                  $ 3,530,451

UNDISTRIBUTED NET INVESTMENT                      97,677
INCOME

ACCUMULATED UNDISTRIBUTED NET                     738,387
REALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION                       170,317
(DEPRECIATION) ON INVESTMENTS

NET ASSETS, FOR 241,376 SHARES                   $ 4,536,832
OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                   $18.80
AND REDEMPTION PRICE PER
SHARE ($4,536,832 (DIVIDED BY)
241,376 SHARES)

STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS                                                  YEAR ENDED
                                                                      SEPTEMBER 30,
                                                                      1998

INVESTMENT INCOME                                                     $ 61,577
DIVIDENDS

INTEREST                                                               98,269

 TOTAL INCOME                                                          159,846

EXPENSES

MANAGEMENT FEE                                            $ 28,667

TRANSFER AGENT FEES                                        10,402

ACCOUNTING FEES AND EXPENSES                               864

NON-INTERESTED TRUSTEES' COMPENSATION                      25

CUSTODIAN FEES AND EXPENSES                                144

REGISTRATION FEES                                          266

AUDIT                                                      105

LEGAL                                                      26

MISCELLANEOUS                                              19

 TOTAL EXPENSES BEFORE REDUCTIONS                          40,518

 EXPENSE REDUCTIONS                                        (1,600)     38,918

NET INVESTMENT INCOME                                                  120,928

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     774,249

 FOREIGN CURRENCY TRANSACTIONS                             545

 FUTURES CONTRACTS                                         (11,189)    763,605

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     (630,324)

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              26

 FUTURES CONTRACTS                                         1,095

 DELAYED DELIVERY COMMITMENTS                              (135)       (629,338)

NET GAIN (LOSS)                                                        134,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 255,195
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS             YEAR ENDED     YEAR ENDED
                                 SEPTEMBER 30,  SEPTEMBER 30,
                                 1998           1997

INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS                       $ 120,928      $ 88,541
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)         763,605        424,956

 CHANGE IN NET UNREALIZED         (629,338)      517,403
APPRECIATION (DEPRECIATION)

 NET INCREASE (DECREASE) IN       255,195        1,030,900
NET ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS     (90,146)       (81,646)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN           (394,442)      (203,145)

 TOTAL DISTRIBUTIONS              (484,588)      (284,791)

SHARE TRANSACTIONS                1,213,472      1,283,870
NET PROCEEDS FROM SALES OF
SHARES

 REINVESTMENT OF DISTRIBUTIONS    481,109        282,710

 COST OF SHARES REDEEMED          (1,385,838)    (953,951)

 NET INCREASE (DECREASE) IN       308,743        612,629
NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN    79,350         1,358,738
NET ASSETS

NET ASSETS

 BEGINNING OF PERIOD              4,457,482      3,098,744

 END OF PERIOD (INCLUDING        $ 4,536,832    $ 4,457,482
UNDISTRIBUTED NET INVESTMENT
INCOME OF $97,677 AND
$67,056, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                             61,872         72,671

 ISSUED IN REINVESTMENT OF        26,595         17,155
DISTRIBUTIONS

 REDEEMED                         (70,304)       (53,787)

 NET INCREASE (DECREASE)          18,163         36,039

FINANCIAL HIGHLIGHTS
                     YEARS
                     ENDED
                     SEPTEMBE
                     R 30,

                     1998      1997     1996      1995      1994

SELECTED
PER-SHARE
DATA

NET ASSET VALUE,     $ 19.97   $ 16.56  $ 14.88   $ 13.91   $ 13.77
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS

 NET INVESTMENT       .49 B     .42 B    .47       .26       .13
INCOME

 NET REALIZED         .49       4.49     1.44      1.07      .61
AND UNREALIZED

 GAIN (LOSS)

 TOTAL FROM           .98       4.91     1.91      1.33      .74
INVESTMENT
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET             (.40)     (.43)    (.23)     (.27)     (.18)
INVESTMENT
INCOME

 FROM NET             (1.75)    (1.07)   -         -         (.37)
REALIZED GAIN

 IN EXCESS OF NET     -         -        -         (.09)     (.05)
REALIZED GAIN

 TOTAL                (2.15)    (1.50)   (.23)     (.36)     (.60)
DISTRIBUTIONS

NET ASSET VALUE,     $ 18.80   $ 19.97  $ 16.56   $ 14.88   $ 13.91
END OF PERIOD

TOTAL RETURN A        5.33%     31.57%   12.99%    9.95%     5.39%

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END      $ 4,537   $ 4,457  $ 3,099   $ 2,850   $ 3,071
OF PERIOD
(IN MILLIONS)

RATIO OF EXPENSES     .84%      .87%     1.02%     1.03%     1.15%
TO AVERAGE
NET ASSETS

RATIO OF EXPENSES     .80% C    .86% C   1.01% C   1.02% C   1.15%
TO AVERAGE
NET ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET          2.49%     2.36%    2.51%     3.16%     2.64%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO TURNOVER    150%      70%      138%      119%      104%
RATE

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Asset Manager: Growth (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS - CONTINUED
schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $2,206,000 or 0.0% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $6,864,874,000 and $6,808,509,000, respectively, of which U.S. government and government agency obligations aggregated $811,971,000 and $800,276,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $414,953,000 and $347,147,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of 0.59% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of 0.21% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records and administers the security lending program. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $791,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $2,478,000. The weighted average interest rate was 5.79%. During the period, the fund paid interest expenses amounting to $400.
6. EXPENSE REDUCTIONS.
FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,310,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $13,000 and $277,000, respectively, under these arrangements.
7. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager: Growth:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset Manager: Growth (a fund of Fidelity Charles Street Trust) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager: Growth's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 1998

DISTRIBUTIONS

The Board of Trustees of (Fidelity Asset Manager: Growth) voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE           12/22/97
RECORD DATE        12/19/97
DIVIDENDS          $.40
SHORT-TERM
CAPITAL GAINS      $.44
LONG-TERM
CAPITAL GAINS      $1.31
LONG-TERM CAPITAL
GAIN BREAKDOWN:
 28% rate          58.76%
 20% rate          41.24%

A total of 3.24% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 25.00% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0  To speak to a Fidelity representative.

BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PC_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(PC_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Brad Lewis, Vice President
Charles S. Morrison, Vice President
John Todd, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H . Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Co x *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S ASSET ALLOCATION FUNDS
Asset Manager SM
Asset Manager: Growth SM
Asset Manager: Income SM
Fidelity Freedom Funds(registered trademark) -
Income, 2000, 2010, 2020, 2030
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 (for the deaf and hearing impaired)
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress SM (AUTOMATED_GRAPHIC)  1-800-544-5555
 (AUTOMATED_GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE
AMG-ANN-1198  64293
1.537733.101

(FIDELITY LOGO)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
ASSET MANAGER: INCOME SM

ANNUAL REPORT
SEPTEMBER 30, 1998
(2 Fidelity logos) (registered trademark)

CONTENTS

PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

MARKET RECAP            6   AN OVERVIEW OF THE MARKET'S PERFORMANCE
                            AND THE FACTORS DRIVING IT.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    33  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   37  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   42  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           43

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The stock and bond markets continued to be influenced by competing factors as the third quarter of 1998 ended. On the one hand, low inflation, low unemployment and moderate growth in the U.S. economy provided a foundation for positive returns. But growing concerns about U.S. corporate earnings, combined with fears about the health of the economies and financial markets in Japan, Russia and many emerging markets, led to a continuation of the volatility that has marked most of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: Income, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 1  PAST 5   LIFE OF
SEPTEMBER 30, 1998               YEAR    YEARS    FUND

FIDELITY ASSET                   8.06%   50.35%   73.38%
MANAGER: INCOME

FIDELITY CONSERVATIVE            9.55%   53.99%   N/A
COMPOSITE

 S&P 500 (REGISTERED TRADEMARK)  9.05%   147.93%  181.19%

 LB AGGREGATE BOND               11.51%  41.66%   54.99%

 LB 3 MONTH T-BILL               5.50%   29.17%   N/A

INCOME FUNDS                     2.92%   65.66%   N/A
AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Conservative Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 80 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED           PAST 1  PAST 5  LIFE OF
SEPTEMBER 30, 1998      YEAR    YEARS   FUND

FIDELITY ASSET          8.06%   8.50%   9.61%
MANAGER: INCOME

FIDELITY CONSERVATIVE   9.55%   9.02%   N/A
COMPOSITE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND

             Asset Manager: Income       S&P 500                     FID Conserv Composite       LB Aggregate Bond
             00328                       SP001                       F0056                       LB001
  1992/10/31      10000.00                    10000.00                    10000.00                    10000.00
  1992/11/30      10131.75                    10341.00                    10058.70                    10002.00
  1992/12/31      10335.71                    10468.19                    10137.21                    10161.03
  1993/01/31      10601.78                    10556.13                    10234.73                    10356.12
  1993/02/28      10775.92                    10699.69                    10335.59                    10537.36
  1993/03/31      11012.63                    10925.45                    10403.50                    10581.61
  1993/04/30      11095.59                    10661.06                    10390.02                    10655.68
  1993/05/31      11157.79                    10946.77                    10454.60                    10669.54
  1993/06/30      11282.63                    10978.52                    10544.51                    10862.65
  1993/07/31      11376.79                    10934.61                    10568.86                    10924.57
  1993/08/31      11628.47                    11349.03                    10733.74                    11115.75
  1993/09/30      11660.07                    11261.64                    10744.26                    11145.76
  1993/10/31      11818.44                    11494.76                    10814.63                    11187.00
  1993/11/30      11744.57                    11385.56                    10772.19                    11091.91
  1993/12/31      11926.14                    11523.32                    10827.23                    11151.81
  1994/01/31      12131.02                    11915.11                    10961.16                    11302.36
  1994/02/28      11915.04                    11592.21                    10840.81                    11105.70
  1994/03/31      11687.39                    11086.79                    10689.04                    10831.39
  1994/04/30      11698.18                    11228.70                    10705.13                    10744.74
  1994/05/31      11731.10                    11412.86                    10753.94                    10743.66
  1994/06/30      11665.22                    11133.24                    10715.66                    10720.03
  1994/07/31      11819.10                    11498.41                    10865.25                    10933.36
  1994/08/31      11940.44                    11969.85                    10974.39                    10946.48
  1994/09/30      11829.82                    11676.58                    10895.26                    10785.56
  1994/10/31      11863.39                    11939.31                    10965.43                    10775.86
  1994/11/30      11774.41                    11504.48                    10899.32                    10752.15
  1994/12/31      11763.68                    11675.09                    10979.99                    10826.34
  1995/01/31      11831.41                    11977.82                    11125.48                    11040.70
  1995/02/28      12046.30                    12444.60                    11310.15                    11303.47
  1995/03/31      12171.32                    12811.84                    11427.24                    11372.42
  1995/04/30      12330.59                    13189.15                    11567.79                    11531.63
  1995/05/31      12627.09                    13716.32                    11830.48                    11977.91
  1995/06/30      12752.88                    14034.95                    11944.07                    12065.35
  1995/07/31      12959.19                    14500.35                    12038.69                    12038.80
  1995/08/31      13074.38                    14536.74                    12116.36                    12184.47
  1995/09/30      13247.66                    15150.19                    12280.54                    12302.66
  1995/10/31      13270.83                    15096.11                    12357.37                    12462.60
  1995/11/30      13503.77                    15758.83                    12551.07                    12649.53
  1995/12/31      13726.82                    16062.34                    12688.84                    12826.63
  1996/01/31      13880.66                    16609.11                    12828.08                    12911.28
  1996/02/29      13785.70                    16763.07                    12798.43                    12686.63
  1996/03/31      13773.58                    16924.50                    12815.21                    12597.82
  1996/04/30      13785.38                    17173.97                    12856.13                    12527.27
  1996/05/31      13833.79                    17616.88                    12944.55                    12502.22
  1996/06/30      13942.35                    17684.00                    13032.02                    12669.75
  1996/07/31      13846.45                    16902.72                    12955.05                    12703.96
  1996/08/31      13881.96                    17259.20                    13031.59                    12682.36
  1996/09/30      14211.73                    18230.55                    13272.88                    12903.03
  1996/10/31      14517.86                    18733.35                    13463.56                    13189.48
  1996/11/30      14937.29                    20149.40                    13765.93                    13415.02
  1996/12/31      14799.54                    19750.24                    13699.20                    13290.26
  1997/01/31      15016.25                    20984.24                    13910.53                    13331.46
  1997/02/28      15080.03                    21148.76                    13966.00                    13364.79
  1997/03/31      14810.26                    20279.75                    13791.31                    13216.44
  1997/04/30      15080.75                    21490.45                    14079.69                    13414.69
  1997/05/31      15416.69                    22798.79                    14340.39                    13542.13
  1997/06/30      15649.97                    23820.18                    14569.69                    13703.28
  1997/07/31      16144.31                    25715.55                    15021.41                    14073.27
  1997/08/31      15948.38                    24274.97                    14810.00                    13953.64
  1997/09/30      16223.60                    25604.51                    15102.26                    14160.16
  1997/10/31      16249.53                    24749.32                    15130.35                    14365.48
  1997/11/30      16434.63                    25894.96                    15324.75                    14431.56
  1997/12/31      16635.67                    26339.58                    15474.53                    14577.32
  1998/01/31      16785.91                    26630.89                    15630.08                    14763.91
  1998/02/28      17073.26                    28551.51                    15866.63                    14752.10
  1998/03/31      17252.00                    30013.64                    16078.48                    14802.26
  1998/04/30      17223.94                    30315.57                    16174.34                    14879.23
  1998/05/31      17348.60                    29794.45                    16217.39                    15020.58
  1998/06/30      17557.06                    31004.70                    16438.99                    15148.25
  1998/07/31      17487.06                    30674.50                    16442.93                    15180.07
  1998/08/31      17108.65                    26239.58                    16124.17                    15427.50
  1998/09/30      17530.85                    27920.49                    16545.04                    15788.50
IMATRL PRASUN   SHR__CHT 19980930 19981006 112651 R00000000000074

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager: Income Fund on October 31, 1992, shortly after the fund started. As the chart shows, by September 30, 1998, the value of the investment would have grown to $17,531 - a 75.31% increase on the initial investment. For comparison, look at how both the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year, and the S&P 500 Index, a widely recognized unmanaged index of common stocks, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Lehman Brothers Aggregate Bond Index would have grown to $15,789 - a 57.89% increase. If $10,000 was invested in the S&P 500 Index, it would have grown to $27,920 - a 179.20% increase. You can also look at how the Fidelity Conservative Composite Index did over the same period. The composite index combines the total returns of the S&P 500 Index (+179.20%), the Lehman Brothers Aggregate Bond Index (+57.89%) and the Lehman Brothers 3 Month T-Bill Index (+32.19%) according to the fund's neutral mix*, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 investment would have grown to $16,545 - a 65.45% increase.

(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* CURRENTLY 20% STOCKS, 50% BONDS AND 30% SHORT-TERM/MONEY MARKET
INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 20%, 30% AND 50%, RESPECTIVELY, PRIOR TO JANUARY 1, 1997.

Against a backdrop of financial and economic instability in many of the world's developed and emerging markets on the one hand, and a resilient domestic economy on the other, the U.S. stock and bond markets experienced extreme volatility during the 12-month period that ended September 30, 1998.
STOCKS: The 12-month period that drew to a close on September 30, 1998, is one equity investors will remember for years to come. The period began as it ended: with unusually volatile markets. In October 1997, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - tumbled over 550 points in one day on the news of worsening economic conditions in Asia. The Dow rebounded the following day, however, rising 330 points as investors focused on higher-quality stocks with strong liquidity and minimal international exposure. This trend continued in the first and second quarters of 1998, as U.S. economic growth chugged along on the rails of near-record lows for inflation, unemployment and interest rates. Unfortunately, emerging markets - particularly in Russia and Latin America - seemed to catch the so-called "Asian contagion," causing a free-fall in the U.S. stock market. On August 31, the Dow plunged 512.61 points - erasing all previous gains for the year. Appropriately, the Dow closed on September 30 with a 237.90 loss, triggered by investor disappointment over a lower-than-hoped-for reduction in the federal funds rate. For the 12-month period ending September 30, 1998, the Dow eked out a barely positive gain of 0.40%, while the Standard & Poor's 500 Index - a market-capitalization weighted index of 500 widely held U.S. stocks
- returned 9.05%.
BONDS: As a safe haven from turbulent stock markets worldwide, bond markets reaped the benefits from the flight to quality by anxious investors during the 12-month period ending September 30, 1998. The Lehman Brothers Aggregate Bond Index - a broad measure of the U.S. taxable investment-grade bond market - returned 11.51% over the past year, over two and one-half times higher than the 4.54% return generated for the six-month period ending March 31, 1998. The buying surge sent Treasury-bond yields - which move in the opposite direction of bond prices - to their lowest level in over three decades, as the yield on the benchmark 30-year bond fell to 4.96%. In spite of the global economic crisis that dominated the period, the U.S. enjoyed low interest rates, low inflation and a stable economy, which aided the performance of corporate bonds. The Lehman Brothers Corporate Bond Index returned 11.07% for the 12-month period. Mortgage-backed bonds also performed well, although lower interest rates resulted in higher refinancing activity. The Lehman Brothers Mortgage Backed Securities Index had a 12-month return of 8.62%. Interest rates fell even lower late in the period, as the Federal Reserve lowered the fed funds rate by 0.25%, the first rate cut in nearly three years. The period's biggest losers were shareholders of emerging-market debt, as the JP Morgan Emerging Markets Bond Index lost 20.89% over the past 12 months.

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF RICHARD HABERMANN)

An interview with Richard Habermann, Portfolio Manager of Fidelity Asset Manager: Income
Q. HOW DID THE FUND PERFORM, DICK?
A. For the 12-month period that ended September 30, 1998, the fund returned 8.06%. That trailed the 9.55% return of the Fidelity Conservative Composite Index, but beat the 2.92% return of the income funds average, according to Lipper Analytical Services. The fund's competitive performance relative to its peer group was due in large part to the fund's balanced approach to asset allocation. Many funds within the peer group were fairly aggressive in terms of asset allocation and security exposure - factors that detracted from peer group performance late in the period as equity markets stumbled. In contrast, the fund's comparatively high bond allocation benefited the fund's performance relative to its peers.
Q. WHAT WAS YOUR STRATEGY IN TERMS OF ASSET ALLOCATION?
A. Due to its conservative investment mandate, the fund typically invests only about 20% of its assets in stocks. Given the market volatility we've seen during the period, however - particularly during the past six months - this percentage was scaled back and the fund's exposure to bonds was increased. This decision was made during the summer months based on a belief that global market turmoil could creep into U.S. corporate circles and have a negative impact on earnings growth. In retrospect, this turned out to be a sound strategy. Another adjustment was made during the last month of the period, when the fund's stock exposure was ramped back up based on two factors. First, equity valuations generally improved as many markets observed significant declines late in the period. Second, the U.S. Federal Reserve Board appeared ready to stoke the economy by lowering interest rates, which it eventually did in late September. Whenever investors are given reason to be confident, stocks generally perform well. Overall, I was happy with these allocation shifts.
Q. HOW DID THE BOND PORTION OF THE FUND FARE DURING THE PERIOD?
A. While turning in positive returns, the fund's fixed-income investments - which are overseen by Charlie Morrison - lagged the fixed-income benchmark during the period. This was primarily due to the fund's overweighting in corporate and mortgage-backed bonds, both of which underperformed as a general flight to quality caused U.S. Treasuries to outpace all other fixed-income sectors. During the last two months of the period, this flight to quality was spurred primarily by the ongoing troubles in overseas markets. Simultaneously, stock investors became concerned with their risk exposure and many opted for more conservative investments. As a result, U.S. Treasury bonds benefited tremendously. While corporate and mortgage-backed securities performed well over the period, they were unable to keep pace with Treasuries.
Q. WHAT ABOUT THE STOCK PORTION OF THE FUND?
A. In terms of the fund's equity positions - which are managed by Brad Lewis - industry selection was positive but individual security selection within those industries hurt performance relative to the Standard & Poor's 500 Index. For instance, the fund was well-represented in the technology sector, but while technology stocks accounted for approximately one-fourth of the S&P 500's gain, they contributed negatively to the fund. Looking back on the period, we simply didn't own enough of the names that did really well. The fund had positions in strong performers such as Microsoft, for example, but not enough to positively influence performance relative to the S&P
500. Some of the individual disappointments included financial-related holdings Chase Manhattan and Lehman Brothers, both of which suffered as global capital market conditions deteriorated toward the end of the period. Additionally, the fund's exposure to pharmaceutical stocks in general was beneficial as interest in defensive areas of the market peaked toward the close of the period.
Q. WHICH EQUITY INVESTMENTS BENEFITED THE FUND'S PERFORMANCE?
A. Home mortgage financers Fannie Mae and Freddie Mac continued their strong run during the period. Many homeowners took advantage of the lower interest rates prevalent in the U.S. to refinance their mortgages. Both companies benefited from increased refinancing volume, as well as attractive yield spreads between mortgage-related bonds and Treasury bonds. Another strong performer was retail store chain Wal-Mart, which benefited from strong consumer spending.
Q. WHAT WAS YOUR STRATEGY WITH RESPECT TO THE FUND'S SHORT-TERM/MONEY MARKET INVESTMENTS?
A. Unlike six months ago, when we were focusing on investments with shorter maturities, the unpredictability of the stock market caused us to take a somewhat longer-term approach. John Todd, who manages the fund's short-term/money market subportfolio, began to look at securities with one-year maturities during the second half of the period. As uncertainty continued to prevail in the financial markets, however, John began to look more closely at the three- to six-month range. Throughout the summer months, it appeared unlikely that the Fed would take action and cut interest rates, yet the market itself had been pricing in a potential rate tightening. On average, the fund's short-term investments were longer in maturity than the three-month Treasury bill benchmark and had more exposure to higher-yielding investments. This helped relative performance during the period.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD?
A. I think it's important that shareholders of the fund understand that the market is going to go through this sort of volatility every now and then. The returns we've seen over the past year are much closer to the market's historical yearly average than the 20% returns some investors have become accustomed to. Should the Fed lower interest rates again - thus making it easier for corporations to borrow or raise capital - we could see increased growth and better valuations across the board. In terms of equities, we may also begin to see more stocks participate in the market's gains. This would be an attractive development and would play nicely to our stock-picking strengths.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS
GOAL: HIGH CURRENT INCOME,
AND CAPITAL APPRECIATION
WHEN APPROPRIATE
FUND NUMBER: 328
TRADING SYMBOL: FASIX
START DATE: OCTOBER 1, 1992
SIZE: AS OF SEPTEMBER 30,
1998, MORE THAN $776 MILLION
MANAGER: RICHARD HABERMANN,
SINCE 1996; MANAGER, FIDELITY
ASSET MANAGER AND FIDELITY
ASSET MANAGER: GROWTH, SINCE
1996; FIDELITY TREND FUND,
1977-1981; FIDELITY MAGELLAN
FUND, 1972-1977; JOINED
FIDELITY IN 1968

DICK HABERMANN ON THE
CONCERNS POSED BY HEDGE
FUNDS:
"THERE'S BEEN A LOT OF TALK ABOUT HEDGE
FUNDS LATELY, PARTICULARLY WITH THE RECENT
NEAR-COLLAPSE OF LONG-TERM CAPITAL
MANAGEMENT. NOT ALL INVESTORS MAY BE
FAMILIAR WITH HOW THESE TYPES OF FUNDS
OPERATE, NOR HOW THEY CAN POTENTIALLY
AFFECT OTHER TYPES OF INVESTMENTS SUCH
AS MUTUAL FUNDS.
"A HEDGE FUND SEEKS TO TAKE ADVANTAGE
OF INEFFICIENCIES IN CAPITAL MARKETS. THIS
COULD BE IN STOCKS, BONDS,
EMERGING-MARKET DEBT OR OTHER
INVESTMENTS. HEDGE FUNDS CAN BE HIGHLY
LEVERAGED AND TYPICALLY TAKE AMPLE
INVESTMENT RISKS. OF COURSE, THE
ATTRACTIVENESS TO INVESTORS IS THE
POTENTIALLY LUCRATIVE RETURNS THEY CAN
PROVIDE.
"IN THE CASE OF LONG-TERM CAPITAL, THE
FUND HAD RATHER EXTREME LEVERAGE WITHIN
ITS BOND ALLOCATION. UNFORTUNATELY, THE
MARKET TURMOIL LATE IN THE PERIOD FORCED
FIRMS SUCH AS LONG-TERM CAPITAL TO
`UNWIND' SOME OF THESE LEVERAGED
STRATEGIES BY SELLING LARGE AMOUNTS OF
SECURITIES. AFTER REALIZING THAT SUCH A
CONTINUING GLUT OF SUPPLY HITTING THE
MARKETS WOULD BE PARALYZING, A NUMBER
OF ENTITIES COLLABORATED ON A FINANCIAL
PLAN TO ASSIST LONG-TERM CAPITAL.
"WHAT DOES THIS TYPE OF SITUATION MEAN
FOR FUNDS SUCH AS THE ASSET MANAGERS?
WELL, IF LONG-TERM CAPITAL HAD UNLEASHED
ALL OF ITS BOND HOLDINGS, IT WOULD HAVE PUT
INCREDIBLE LIQUIDITY PRESSURE ON SOME OF
THE SECTORS IN WHICH WE INVEST. INVESTORS
ALSO WOULD HAVE HAD DIFFICULTY
DETERMINING WHETHER PRICING WAS FAIR OR
NOT. IN ESSENCE, THIS ONE SITUATION COULD
HAVE PLUNGED THE U.S. DIRECTLY INTO A
CAPITAL MARKETS `FREEZE.' FORTUNATELY, IT
DIDN'T COME TO THAT, AND IN THE END,
INVESTORS HOPEFULLY BECAME MORE
EDUCATED ABOUT THE RISKS HEDGE FUNDS
TAKE."

INVESTMENT CHANGES


TOP FIVE BOND ISSUERS AS OF SEPTEMBER 30,
1998

(WITH MATURITIES MORE                       % OF FUND'S   % OF FUND'S INVESTMENTS
THAN ONE YEAR)                              INVESTMENTS   IN THESE BOND ISSUERS
                                                          6 MONTHS AGO

FANNIE MAE                                   12.4          12.8

U.S. TREASURY                                5.0           8.1

GOVERNMENT                                   2.4           0.9
NATIONAL MORTGAGE
ASSOCIATION

U.S. DEPARTMENT OF                           0.8           0.8
HOUSING
AND URBAN
DEVELOPMENT

VIACOM, INC.                                 0.8           0.3



QUALITY DIVERSIFICATION AS OF SEPTEMBER 30,
1998

(MOODY'S RATINGS)                             % OF FUND'S   % OF FUND'S INVESTMENTS
                                              INVESTMENTS   6 MONTHS AGO

AAA, AA, A                                     36.0          38.4

BAA                                            9.6           7.2

BA AND BELOW                                   2.1           1.8

NOT RATED                                      0.0           5.0


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.

TOP FIVE STOCKS AS OF SEPTEMBER 30, 1998

                                          % OF FUND'S   % OF FUND'S INVESTMENTS
                                          INVESTMENTS   IN THESE STOCKS
                                                        6 MONTHS AGO

BellSouth Corp.                            1.1           0.1

Warner-Lambert Co.                         1.1           0.0

Microsoft Corp.                            0.7           0.1

Tele-Communications                        0.6           0.0
, Inc. (TCI Group)
Series A

AT&T Corp.                                 0.6           0.1


ASSET ALLOCATION

AS OF SEPTEMBER 30, 1998*
ROW: 1, COL: 1, VALUE: 32.0
ROW: 1, COL: 2, VALUE: 49.0
ROW: 1, COL: 3, VALUE: 19.0
STOCK CLASS 19%
BOND CLASS 49%
SHORT-TERM CLASS 32%
*FOREIGN
INVESTMENTS 13%

AS OF MARCH 31, 1998 **
ROW: 1, COL: 1, VALUE: 28.0
ROW: 1, COL: 2, VALUE: 50.0
ROW: 1, COL: 3, VALUE: 22.0
STOCK CLASS  22%
BOND CLASS 50%
SHORT-TERM CLASS 28%
**FOREIGN
INVESTMENTS 11%

ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

INVESTMENTS SEPTEMBER 30, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

COMMON STOCKS - 19.1%

                                          SHARES    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.0%

Gulfstream                                 1,800    $ 72,450
Aerospace
Corp. (a)

BASIC INDUSTRIES - 0.1%

CHEMICALS & PLASTICS - 0.0%

Quaker State                               10,100    147,081
Corp.

PACKAGING & CONTAINERS - 0.1%

Owens-Illinois,                            20,100    502,500
Inc. (a)

TOTAL BASIC INDUSTRIES                               649,581

CONSTRUCTION & REAL ESTATE - 0.4%

BUILDING MATERIALS - 0.2%

Fortune Brands,                            13,800    408,825
Inc.

Masco Corp.                                40,200    989,925

                                                     1,398,750

CONSTRUCTION - 0.1%

Centex Corp.                               6,000     207,000

D.R. Horton, Inc.                          8,548     136,768


Fleetwood                                  14,102    425,704
Enterprises,
Inc.

Kaufman &                                  13,000    304,688
Broad Home
Corp.

U.S. Home                                  1,000     29,375
Corp. (a)

                                                     1,103,535

ENGINEERING - 0.1%

Fluor Corp.                                10,500    431,156

TOTAL CONSTRUCTION &                                 2,933,441
REAL ESTATE

DURABLES - 1.1%

AUTOS, TIRES, & ACCESSORIES - 1.0%

Chrysler Corp.                             77,900    3,729,463

Dana Corp.                                 15,100    563,419

Ford Motor Co.                             80,000    3,755,000

                                                     8,047,882

HOME FURNISHINGS - 0.0%

HON Industries,                            200       4,725
Inc.

COMMON STOCKS - CONTINUED

                                          SHARES    VALUE (NOTE 1)

DURABLES - CONTINUED

TEXTILES & APPAREL - 0.1%

Jones Apparel                              5,800    $ 133,038
Group, Inc. (a)

VF Corp.                                   16,500    612,563

                                                     745,601

TOTAL DURABLES                                       8,798,208

ENERGY - 0.7%

ENERGY SERVICES - 0.0%

McDermott                                  12,900    347,494
International,
Inc.

OIL & GAS - 0.7%

Ashland, Inc.                              17,500    809,375

British Petroleum                          1         15
Co. PLC:
Ord.

 ADR                                       1         87

Sun Co., Inc.                              14,700    470,400

Texaco, Inc.                               65,700    4,118,569

                                                     5,398,446

TOTAL ENERGY                                         5,745,940

FINANCE - 2.7%

BANKS - 0.1%

Chase                                      11,900    514,675
Manhattan
Corp.

NationsBank                                1,700     90,950
Corp.

                                                     605,625

CREDIT & OTHER FINANCE - 0.3%

Equitable                                  18,800    777,850
Companies
(The), Inc.

First Chicago                              26,700    1,828,950
NBD Corp.

                                                     2,606,800

FEDERAL SPONSORED CREDIT - 0.7%

Fannie Mae                                 61,500    3,951,375

Freddie Mac                                33,600    1,661,100

                                                     5,612,475

INSURANCE - 1.2%

Allmerica                                  3,300     196,763
Financial
Corp.

Allstate Corp.                             84,016    3,502,417

American                                   9,900     632,363
General Corp.


CIGNA Corp.                                43,700    2,889,663

COMMON STOCKS - CONTINUED

                                          SHARES    VALUE (NOTE 1)

FINANCE - CONTINUED

INSURANCE - CONTINUED

Lincoln National                           14,700   $ 1,209,075
Corp.

MGIC Investment                            12,900    475,688
Corp.

Nationwide                                 6,200     281,713
Financial
Services, Inc.
Class A

Provident                                  9,800     330,750
Companies,
Inc.

Reliastar                                  14        546
Financial
Corp.

Travelers                                  4,300     137,331
Property
Casualty Corp.
Class A

                                                     9,656,309

SAVINGS & LOANS - 0.1%

Golden West                                9,200     752,675
Financial
Corp.

SECURITIES INDUSTRY - 0.3%

Lehman Brothers                            21,400    604,550
Holdings, Inc.

Morgan Stanley,                            12,500    538,281
Dean Witter,
Discover &
Co.

PaineWebber                                50,000    1,500,000
Group, Inc.

                                                     2,642,831

TOTAL FINANCE                                        21,876,715

HEALTH - 3.7%

DRUGS & PHARMACEUTICALS - 2.7%

Allergan, Inc.                             52,300    3,053,013

Amgen, Inc. (a)                            35,300    2,667,356

Bristol-Myers                              16,300    1,693,163
Squibb Co.

Mylan                                      106,800   3,150,600
Laboratories,
Inc.

Schering-Plough                            24,700    2,557,994
Corp.

Warner-Lambert                             111,500   8,418,250
Co.

                                                     21,540,376

MEDICAL EQUIPMENT & SUPPLIES - 1.0%

Allegiance Corp.                           1,240     36,890


Becton,                                    49,000    2,015,125
Dickinson &
Co.

Cardinal Health,                           14,700    1,517,775
Inc.

Guidant Corp.                              54,500    4,046,625

                                                     7,616,415

TOTAL HEALTH                                         29,156,791

INDUSTRIAL MACHINERY & EQUIPMENT -
0.4%

ELECTRICAL EQUIPMENT - 0.2%

Honeywell, Inc.                            29,000    1,857,813

COMMON STOCKS - CONTINUED

                                          SHARES    VALUE (NOTE 1)

INDUSTRIAL MACHINERY & EQUIPMENT -
CONTINUED

INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%

Ingersoll-Rand                             35,900   $ 1,361,956
Co.

TOTAL INDUSTRIAL                                     3,219,769
MACHINERY & EQUIPMENT

MEDIA & LEISURE - 0.8%

BROADCASTING - 0.6%

Tele-Communicat                            125,200   4,898,450
ions, Inc. (TCI
Group) Series
A (a)

ENTERTAINMENT - 0.0%

Royal Carribean                            2,800     74,375
Cruises Ltd.

Viacom, Inc.                               4,200     243,600
Class B
(non-vtg.) (a)

                                                     317,975

PUBLISHING - 0.2%

Gannet Co., Inc.                           6,100     326,731


New York Times                             29,600    814,000
Co. (The)
Class A

                                                     1,140,731

TOTAL MEDIA & LEISURE                                6,357,156

NONDURABLES - 1.1%

FOODS - 0.7%

Heinz (H.J.) Co.                           70,000    3,578,750

Quaker Oats                                35,500    2,094,500
Co.

                                                     5,673,250

HOUSEHOLD PRODUCTS - 0.4%

Clorox Co.                                 16,800    1,386,000

Colgate-Palmoliv                           26,300    1,801,550
e Co.

                                                     3,187,550

TOTAL NONDURABLES                                    8,860,800

PRECIOUS METALS - 0.0%

Battle Mountain                            4,100     24,856
Gold Co.

Homestake                                  14,300    173,388
Mining Co.

                                                     198,244

COMMON STOCKS - CONTINUED

                                          SHARES    VALUE (NOTE 1)

RETAIL & WHOLESALE - 1.8%

APPAREL STORES - 0.2%

Gap, Inc.                                  5,550    $ 292,763

Limited, Inc.                              32,100    704,194
(The)

TJX Companies,                             23,600    420,375
Inc.

                                                     1,417,332

GENERAL MERCHANDISE STORES - 1.1%

Dayton Hudson                              27,200    972,400
Corp.

Federated                                  45,100    1,640,513
Department
Stores, Inc. (a)

K mart Corp. (a)                           39,900    476,306

May Department                             28,700    1,478,050
Stores Co.
(The)

Wal-Mart                                   71,300    3,894,763
Stores, Inc.

                                                     8,462,032

GROCERY STORES - 0.2%

Safeway, Inc. (a)                          36,200    1,678,775

RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%

Ebay, Inc. (a)                             100       4,506

Lowe's                                     77,800    2,475,013
Companies,
Inc.

Office Depot,                              6,500     145,844
Inc. (a)

Rex Stores                                 2,400     25,500
Corp. (a)

                                                     2,650,863

TOTAL RETAIL &                                       14,209,002
WHOLESALE

SERVICES - 0.1%

LEASING & RENTAL - 0.0%

Hertz Corp.                                6,000     248,250
Class A

PRINTING - 0.1%

Donnelley (R.R.)                           11,100    390,581
& Sons Co.

TOTAL SERVICES                                       638,831

TECHNOLOGY - 2.5%

COMMUNICATIONS EQUIPMENT - 0.4%

Cisco Systems,                             6,450     398,691
Inc. (a)

Lucent                                     38,580    2,664,431
Technologies,
Inc.

                                                     3,063,122

COMPUTER SERVICES & SOFTWARE - 1.1%

24/7 Media,                                100       1,075
Inc. (a)

American                                   2,300     62,963
Management
Systems,
Inc. (a)

COMMON STOCKS - CONTINUED

                                          SHARES    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE - CONTINUED

Compuware                                  24,900   $ 1,465,988
Corp. (a)

Entrust                                    200       2,963
Technologies,
Inc. (a)

Galileo                                    3,400     128,350
International,
Inc.

Keane, Inc. (a)                            5,500     193,188

Microsoft                                  53,400    5,877,338
Corp. (a)

Novell, Inc. (a)                           18,500    226,625

Sabre Group                                3,900     117,000
Holdings, Inc.
Class A (a)

Sterling                                   4,600     126,788
Software,
Inc. (a)

Synopsys,                                  5,500     183,219
Inc. (a)

                                                     8,385,497

COMPUTERS & OFFICE EQUIPMENT - 0.9%

Apple Computer,                            100,000   3,812,500
Inc. (a)

Dell Computer                              11,200    736,400
Corp. (a)

Ingram Micro,                              10,900    583,831
Inc. Class
A (a)

Lexmark                                    18,000    1,247,625
International
Group, Inc. (a)

Sun                                        22,700    1,130,744
Microsystems,
Inc. (a)

                                                     7,511,100

PHOTOGRAPHIC EQUIPMENT - 0.1%

Eastman Kodak                              13,800    1,066,913
Co.

TOTAL TECHNOLOGY                                     20,026,632

TRANSPORTATION - 0.3%

AIR TRANSPORTATION - 0.3%

AMR Corp. (a)                              37,400    2,073,363

UTILITIES - 3.4%

CELLULAR - 0.0%

Century                                    1,500     70,875
Telephone
Enterprises,
Inc.

ELECTRIC UTILITY - 1.6%

Baltimore Gas &                            10,600    353,775
Electric Co.

Consolidated                               37,100    1,933,838
Edison, Inc.

DTE Energy Co.                             29,400    1,328,513

Edison                                     10,200    262,013
International

FirstEnergy                                5,200     161,525
Corp.

FPL Group, Inc.                            33,900    2,362,406

Hawaiian                                   6,300     259,875
Electric
Industries, Inc.

Houston                                    50,800    1,581,150
Industries, Inc.

Montana Power                              4,100     183,219
Co.

COMMON STOCKS - CONTINUED

                                          SHARES    VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

PECO Energy                                40,500   $ 1,480,781
Co.

Public Service                             36,300    1,427,044
Enterprise
Group, Inc.

Southern Co.                               45,400    1,336,463
Group

                                                     12,670,602

GAS - 0.1%

Columbia                                   4,400     257,950
Energy Group

El Paso Energy                             13,700    444,394
Corp.

Western                                    4,200     173,775
Resources, Inc.


                                                     876,119

TELEPHONE SERVICES - 1.7%

AT&T Corp.                                 80,000    4,675,000

BellSouth Corp.                            114,500   8,616,125

                                                     13,291,125

TOTAL UTILITIES                                      26,908,721

TOTAL COMMON STOCKS                                  151,725,64
(Cost $142,305,843)                                 4

NONCONVERTIBLE BONDS - 18.5%

                                   MOODY'S      PRINCIPAL
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)

AEROSPACE & DEFENSE - 0.4%

DEFENSE ELECTRONICS - 0.4%

Raytheon Co.:

5.95%                                     Baa1  $ 1,300,000   1,322,269
3/15/01

6.45%                                     Baa1   1,620,000    1,685,092
8/15/02

                                                              3,007,361

BASIC INDUSTRIES - 1.2%

CHEMICALS & PLASTICS - 0.8%

Methanex Corp.                            A2     900,000      930,312
yankee
8.875%
11/15/01

Praxair, Inc.                             A3     5,000,000    5,230,100
6.625%
10/15/07

                                                              6,160,412

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)


BASIC INDUSTRIES - CONTINUED

PACKAGING & CONTAINERS - 0.4%

Owens-Illinois,
Inc.:

7.15%                                     Ba1   $ 2,330,000  $ 2,329,765
5/15/05

7.8%                                      Ba1    1,350,000    1,286,257
5/15/18

                                                              3,616,022

TOTAL BASIC INDUSTRIES                                        9,776,434

CONSTRUCTION & REAL ESTATE - 0.4%

REAL ESTATE INVESTMENT TRUSTS - 0.4%

CenterPoint                               Baa2   490,000      486,614
Properties
Corp. 6.75%
4/1/05

EOP Operating
LP:

6.375%                                    Baa1   1,050,000    1,049,349
2/15/03

6.75%                                     Baa1   480,000      477,662
2/15/08

Weeks Realty LP                           Baa2   900,000      880,650
6.875%
3/15/05

                                                              2,894,275

DURABLES - 0.4%

TEXTILES & APPAREL - 0.4%

Levi Strauss &                            Baa2   2,440,000    2,380,952
Co. 7%
11/1/06 (e)

Unifi, Inc. 6.5%                          A3     890,000      891,157
2/1/08

                                                              3,272,109

ENERGY - 0.4%

OIL & GAS - 0.4%

Oryx Energy
Co.:

8% 10/15/03                               Ba1    510,000      540,279

8.125%                                    Ba1    230,000      238,625
10/15/05

8.375%                                    Ba1    450,000      481,581
7/15/04

Petroleum                                 Baa3   1,300,000    1,254,500
Geo-Services
ASA 7.125%
3/30/28

USX-Marathon                              Baa2   300,000      311,295
Group 6.85%
3/1/08

                                                              2,826,280

FINANCE - 8.5%

BANKS - 3.0%

BankBoston                                A3     500,000      515,385
Corp. 6.625%
2/1/04

BankBoston NA                             A2     400,000      403,184
(Bearer)
6.375%
3/25/08

BanPonce Corp.:

5.75%                                     A3     460,000      460,474
3/1/99

6.665%                                    A3     1,100,000    1,133,781
3/5/01

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)

FINANCE - CONTINUED

BANKS - CONTINUED

BanPonce
Financial
Corp.:

6.34%                                     A3    $ 310,000    $ 311,252
3/29/99

6.69%                                     A3     1,000,000    1,027,310
9/21/00

6.75%                                     A3     1,660,000    1,719,146
8/9/01

7.65%                                     A3     690,000      714,716
5/3/00

Barclays Bank                             A1     2,350,000    2,391,760
PLC yankee
5.95%
7/15/01

Capital One                               Baa3   1,080,000    1,103,350
Bank 6.375%
2/15/03

Capital One                               Ba1    1,120,000    1,144,024
Financial
Corp. 7.125%
8/1/08

Citicorp 5.625%                           Aa3    800,000      805,760
2/15/01

Den Danske                                A1     2,190,000    2,241,465
Bank AS
6.375%
6/15/08 (e)(g
)

Fleet Credit Card                         A1     600,000      614,616
LLC 6.45%
10/30/00

Fleet/Norstar                             A3     630,000      702,803
Financial
Group, Inc.
9.9%
6/15/01

Huntington                                A1     670,000      680,151
National Bank
5.875%
1/15/01

Kansallis-Osake-                          A3     470,000      473,986
Pankki, New
York yankee
9.75%
12/15/98

Marine Midland                            A3     1,000,000    992,500
Bank NA euro
5.9375%
3/29/99 (g)

NationsBank NA                            Aa2    1,850,000    1,887,594
5.92%
6/8/01

NB Capital Trust                          Aa3    660,000      724,753
IV 8.25%
4/15/27

Provident Bank,                           A3     1,560,000    1,579,578
Cincinnati
6.125%
12/15/00

Providian                                 Baa3   950,000      996,788
National Bank
6.7%
3/15/03

Union Planters                            A3     1,000,000    1,038,870
National Bank
6.81%
8/20/01

                                                              23,663,246

CREDIT & OTHER FINANCE - 3.8%

Ahmanson                                  Baa2   1,000,000    1,097,840
Capital Trust I
8.36%
12/1/26 (e)

Associates Corp.                          Aa3    1,050,000    1,082,445
of North
America 6%
4/15/03

BankAmerica                               Aa3    860,000      929,161
Capital II 8%
12/15/26

BanPonce Trust I                          A3     1,550,000    1,584,968
8.327%
2/1/27

BCH Cayman                                A2     270,000      285,887
Islands Ltd.
yankee 7.7%
7/15/06

Countrywide                               A3     1,200,000    1,245,060
Funding Corp.
6.45%
2/27/03

ERP Operating                             A3     400,000      405,668
LP 6.55%
11/15/01

Farmers                                   A2     710,000      717,214
Insurance
Exchange
Capital 7.05%
7/15/28 (e)

First Security                            A3     420,000      468,896
Capital I
8.41%
12/15/26

Ford Motor                                A1     1,700,000    1,757,766
Credit Co.
6.57%
3/19/01

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - CONTINUED

General Electric                          Aaa   $ 1,500,000  $ 1,510,770
Capital Corp.
6.94%
4/13/09 (d)

General Motors                            A3     2,170,000    2,273,075
Acceptance
Corp. 6.75%
7/10/02

GS Escrow
Corp.:

7%                                        Ba1    550,000      549,230
8/1/03 (e)

7.125%                                    Ba1    1,900,000    1,875,775
8/1/05 (e)

Heller Financial,
Inc.:

6.25%                                     A3     1,440,000    1,469,030
3/1/01

7.875%                                    A3     1,220,000    1,250,415
11/1/99

KeyCorp                                   A1     900,000      959,733
Institutional
Capital A
7.826%
12/1/26

MCN Investment                            Baa3   730,000      730,358
Corp. 5.84%
2/1/99

Mellon Capital I                          A2     570,000      603,989
7.72%
12/1/26

Money Store,                              A2     750,000      800,250
Inc. 7.3%
12/1/02

PNC Funding                               A3     530,000      562,929
Corp. 6.875%
3/1/03

Premier Auto                              P-1    7,100,000    7,117,750
Trust 5.45%
6/8/99

U.S. Bancorp                              A1     860,000      938,613
8.09%
11/15/26

                                                              30,216,822

SAVINGS & LOANS - 0.5%

Great Western                             A3     1,030,000    1,118,518
Finance Trust II
8.206%
2/1/27

Home Savings of                           A3     750,000      778,598
America FSB
6.5% 8/15/04

Long Island
Savings Bank
FSB:

6.2% 4/2/01                               Baa3   700,000      706,727

7% 6/13/02                                Baa3   970,000      1,012,350

                                                              3,616,193

SECURITIES INDUSTRY - 1.2%

Amvescap PLC                              A3     700,000      719,355
6.375%
5/15/03

Morgan Stanley,                           A      9,000,000    8,999,370
Dean Witter,
Discover &
Co. 5.75%
1/15/99 (g)

                                                              9,718,725

TOTAL FINANCE                                                 67,214,986

HEALTH - 0.1%

MEDICAL EQUIPMENT & SUPPLIES - 0.1%

McKesson Corp.                            A3     1,150,000    1,170,137
6.6% 3/1/00

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)

INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%

INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%

Tyco
International
Group SA
yankee:

6.125%                                    Baa1  $ 1,800,000  $ 1,838,034
6/15/01

6.375%                                    Baa1   700,000      737,842
6/15/05

                                                              2,575,876

POLLUTION CONTROL - 0.4%

WMX
Technologies,
Inc.:

6.25%                                     Baa3   600,000      610,776
10/15/00

7.1% 8/1/26                               Baa3   1,240,000    1,331,698

8.25%                                     Baa3   970,000      999,866
11/15/99

                                                              2,942,340

TOTAL INDUSTRIAL MACHINERY &                                  5,518,216
EQUIPMENT

MEDIA & LEISURE - 3.1%

BROADCASTING - 1.7%

Clear Channel                             Baa3   900,000      885,834
Communicatio
ns, Inc.
6.875%
6/15/18

Continental
Cablevision,
Inc.:

8.3%                                      Baa3   605,000      684,322
5/15/06

8.625%                                    Baa3   480,000      535,358
8/15/03

9% 9/1/08                                 Baa3   790,000      950,180

Hearst-Argyle                             Baa3   650,000      672,113
Television, Inc.
7.5%
11/15/27

TCI
Communicatio
ns, Inc.:

6.46%                                     Baa3   1,340,000    1,363,289
3/6/00

8.75%                                     Baa3   1,400,000    1,748,992
8/1/15

9.25%                                     Baa3   800,000      897,816
4/15/02

9.8% 2/1/12                               Baa3   1,190,000    1,590,685

Time Warner,
Inc.:

6.875%                                    Baa3   1,200,000    1,239,984
6/15/18

7.95%                                     Baa3   745,000      769,384
2/1/00

8.18%                                     Baa3   1,445,000    1,684,451
8/15/07

                                                              13,022,408

ENTERTAINMENT - 0.9%

Paramount                                 Ba2    585,000      612,682
Communicatio
ns, Inc. 7.5%
1/15/02

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - CONTINUED

Viacom, Inc.:

6.75%                                     Ba2   $ 1,815,000  $ 1,863,551
1/15/03

7.75%                                     Ba2    4,350,000    4,697,391
6/1/05

                                                              7,173,624

PUBLISHING - 0.5%

News America
Holdings, Inc.:

7.7%                                      Baa3   1,390,000    1,486,466
10/30/25

8.5%                                      Baa3   1,525,000    1,718,660
2/15/05

News America,                             Baa3   830,000      850,194
Inc. 7.25%
5/18/18

                                                              4,055,320

TOTAL MEDIA & LEISURE                                         24,251,352

NONDURABLES - 0.6%

FOODS - 0.1%

ConAgra, Inc.                             Baa1   1,000,000    1,079,520
7.125%
10/1/26

TOBACCO - 0.5%

Philip Morris
Companies,
Inc.:

6.95%                                     A2     1,180,000    1,254,281
6/1/06

7% 7/15/05                                A2     1,250,000    1,336,500

7.25%                                     A2     1,200,000    1,256,928
9/15/01

                                                              3,847,709

TOTAL NONDURABLES                                             4,927,229

RETAIL & WHOLESALE - 0.5%

GENERAL MERCHANDISE STORES - 0.3%

Federated
Department
Stores, Inc.:

6.79%                                     Baa2   800,000      845,416
7/15/27

7% 2/15/28                                Baa2   1,180,000    1,191,977

8.125%                                    Baa2   400,000      436,940
10/15/02

                                                              2,474,333

GROCERY STORES - 0.2%

Kroger Co. 6%                             Baa3   1,530,000    1,550,104
7/1/00

TOTAL RETAIL & WHOLESALE                                      4,024,437

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)

TECHNOLOGY - 0.2%

COMPUTERS & OFFICE EQUIPMENT - 0.2%

Comdisco, Inc.                            Baa1  $ 1,300,000  $ 1,325,298
7.75%
9/1/99

TRANSPORTATION - 0.7%

AIR TRANSPORTATION - 0.0%

Delta Air Lines,                          Baa3   500,000      532,810
Inc. 9.875%
5/15/00

RAILROADS - 0.7%

Canadian                                  Baa2   950,000      974,377
National
Railway Co.
6.9%
7/15/28

CSX Corp.                                 Baa2   1,340,000    1,402,685
6.46%
6/22/05

Norfolk Southern                          Baa1   1,830,000    2,017,429
Corp. 7.05%
5/1/37

Wisconsin                                 Baa2   900,000      932,949
Central
Transportation
Corp. 6.625%
4/15/08

                                                              5,327,440

TOTAL TRANSPORTATION                                          5,860,250

UTILITIES - 1.3%

CELLULAR - 0.4%

AirTouch                                  Baa2   1,790,000    1,883,868
Communicatio
ns, Inc. 6.35%
6/1/05

Cable &                                   Baa1   1,480,000    1,513,108
Wireless
Communicatio
ns PLC
6.375%
3/6/03

                                                              3,396,976

ELECTRIC UTILITY - 0.6%

Avon Energy
Partners
Holdings:

6.46%                                     Baa2   1,160,000    1,188,814
3/4/08 (e)

6.73%                                     Baa2   1,340,000    1,397,794
12/11/02 (
e)

Israel Electric
Corp. Ltd.:

7.75%                                     A3     1,275,000    1,210,676
12/15/27 (
e)

yankee                                    A3     660,000      656,713
7.875%
12/15/26 (
e)

Texas Utilities                           Baa3   580,000      588,526
Co. 6.375%
1/1/08

                                                              5,042,523

GAS - 0.1%

Southwest Gas                             Baa2   300,000      337,830
Corp. 9.75%
6/15/02

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)

UTILITIES - CONTINUED

TELEPHONE SERVICES - 0.2%

WorldCom, Inc.:

8.875%                                    Baa2  $ 793,000    $ 869,889
1/15/06

9.375%                                    Baa2   936,000      977,839
1/15/04

                                                              1,847,728

TOTAL UTILITIES                                               10,625,057

TOTAL NONCONVERTIBLE                                          146,693,4
BONDS                                                        21
(Cost $143,539,692)


U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 8.5%



U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.5%

Fannie Mae:

6% 5/15/08                                       Aaa   1,900,000    2,048,428

6.97%                                            Aaa   1,200,000    1,320,000
4/8/04

7.49%                                            Aaa   4,080,000    4,665,235
3/2/05

Federal Farm                                     Aaa   2,000,000    2,181,560
Credit Bank
6.47%
6/7/05

Federal Home
Loan Bank:

7.36%                                            Aaa   600,000      675,372
7/1/04

7.59%                                            Aaa   680,000      780,830
3/10/05

Freddie Mac                                      Aaa   1,300,000    1,408,056
6.505%
7/1/04

Government                                       Aaa   4,310,000    4,921,934
Loan Trusts
(assets of Trust
guaranteed by
U.S.
Government
through
Agency for
International
Development)
8.5% 4/1/06

Government
Trust
Certificates
(assets of Trust
guaranteed by
U.S.
Government
through
Defense
Security
Assistance
Agency):

 Class 1-C,                                      Aaa   356,961      381,242
9.25%
11/15/01

 Class 2-E,                                      Aaa   1,690,118    1,795,582
9.4%
5/15/02

 Class T-3,                                      Aaa   68,625       72,811
9.625%
5/15/02

Israel Export                                    Aaa   344,118      358,605
Trust
Certificates
(assets of Trust
guaranteed by
U.S.
Government
through
Export-Import
Bank) Series
1994-1,
6.88%
1/26/03

Private Export                                   Aaa   819,000      858,017
Funding Corp.
secured 6.86%
4/30/04

U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - CONTINUED

                                         MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                         RATINGS      AMOUNT
                                         (UNAUDITED)
                                         (B)

U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

U.S. Department
of Housing
and Urban
Development
government
guaranteed
participation
certificates:

 Series                                          Aaa  $ 1,000,000  $ 1,141,050
1995-A,
8.27%
8/1/03

 Series
1996-A:

 6.92%                                           Aaa   4,010,000    4,398,890
8/1/04

 7.63%                                           Aaa   1,000,000    1,149,480
8/1/14

                                                                    28,157,092

U.S. TREASURY OBLIGATIONS - 5.0%

U.S. Treasury
Bonds:

7.125%                                           Aaa   2,305,000    2,909,694
2/15/23

7.625%                                           Aaa   13,610,000   18,324,640
2/15/25

8.125%                                           Aaa   1,490,000    2,041,062
8/15/19

13.875%                                          Aaa   7,060,000    11,192,289
5/15/11
(callable)

U.S. Treasury
Notes:

5.375%                                           Aaa   1,060,000    1,084,020
2/15/01

5.625%                                           Aaa   350,000      354,267
11/30/99

6.625%                                           Aaa   990,000      1,046,618
6/30/01

7% 7/15/06                                       Aaa   531,000      618,615

7.5%                                             Aaa   1,740,000    1,896,322
11/15/01

                                                                    39,467,527

TOTAL U.S. GOVERNMENT AND                                           67,624,61
GOVERNMENT AGENCY                                                  9
OBLIGATIONS
(Cost $63,138,390)



U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 14.3%



FANNIE MAE - 11.4%

6% 12/1/10 to                                     Aaa   30,552,610   30,831,549
4/1/28

6.5% 9/1/25 to                                    Aaa   26,994,784   27,454,237
7/1/28

7% 10/1/28 (f)                                    Aaa   21,066,000   21,658,481

7.5% 10/1/09                                      Aaa   9,760,438    10,069,273
to 6/1/28

11.5% 11/1/15                                     Aaa   273,904      307,482

                                                                     90,321,022

U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES -
CONTINUED

                                         MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                         RATINGS      AMOUNT
                                         (UNAUDITED)
                                         (B)

FREDDIE MAC - 0.5%

7% 7/1/01 to                                      Aaa  $ 318,977    $ 321,943
8/1/01

7.5% 2/1/28 to                                    Aaa   2,880,269    2,967,570
4/1/28

8.5% 4/1/21 to                                    Aaa   96,226       100,611
5/1/22

12% 11/1/19                                       Aaa   141,861      163,266

                                                                     3,553,390

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.4%

6.5% 11/15/08                                     Aaa   4,848,632    4,971,303
to 6/15/09

7% 3/15/28 to                                     Aaa   6,048,653    6,243,298
7/15/28

7.5% 2/15/24                                      Aaa   6,726,928    6,973,104
to 8/15/28

9.5% 8/15/16                                      Aaa   3,399        3,671

10% 11/15/09                                      Aaa   379,741      410,758
to 12/15/17

11% 7/15/10 to                                    Aaa   354,001      393,565
12/15/15

11.5% 7/15/15                                     Aaa   340,815      384,170
to 1/15/16

                                                                     19,379,869

TOTAL U.S. GOVERNMENT                                                113,254,2
AGENCY -                                                            81
MORTGAGE-BACKED
SECURITIES
(Cost $110,078,812)


ASSET-BACKED SECURITIES - 3.7%



BankAmerica                           Aaa    950,000      963,359
Manufacturing
Housing
Contract 6.2%
4/10/09

Capital                               Baa2   780,000      794,188
Equipment
Receivables
Trust 6.48%
10/15/06

Case Equipment
Loan Trust:

5.85%                                 Aa2    370,000      370,101
2/15/03

6.15%                                 Aaa    744,415      748,368
9/15/02

Chase                                 Aaa    1,190,000    1,211,194
Manhattan
Auto Owner
Trust 5.85%
5/15/03

Chevy Chase                           Aaa    648,429      656,382
Auto
Receivables
Trust 5.91%
12/15/04

Contimortgage                         Aaa    1,300,000    1,305,681
Home Equity
Loan Trust
6.26%
7/15/12

CPS Auto
Grantor Trust:

6.09%                                 Aaa    975,823      979,787
11/15/03

6.55%                                 Aaa    581,960      588,870
8/15/02

CPS Auto                              Aaa    1,567,729    1,585,366
Receivables
Trust 6%
8/15/03

CSXT Trade                            Aaa    1,200,000    1,246,125
Receivables
Master Trust
6% 7/25/04

ASSET-BACKED SECURITIES - CONTINUED

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)

Dayton Hudson                         Aaa   $ 1,290,000  $ 1,350,191
Credit Card
Master Trust
6.25%
8/25/05

Ford Credit Auto
Owner Trust:

6.2%                                  Baa3   780,000      794,438
12/15/02

6.4%                                  A1     840,000      858,774
5/15/02

6.4%                                  Baa3   450,000      452,250
12/15/02

Green Tree
Financial
Corp.:

5.8%                                  Aaa    46,712       46,712
2/15/27

6.1%                                  Aaa    465,596      466,467
4/15/27

6.5%                                  Aaa    381,575      382,052
6/15/27

6.68%                                 AAA    1,820,000    1,872,325
1/15/29

6.8%                                  Aaa    650,000      657,917
6/15/27

Key Auto                              A2     934,329      938,709
Finance Trust
6.3%
10/15/03

KeyCorp Auto                          A3     39,821       39,831
Grantor Trust
5.8%
7/15/00

MBNA Master                           Aaa    2,580,000    2,737,741
Credit Card
Trust II 6.55%
1/15/07

Olympic
Automobile
Receivables
Trust:

6.4%                                  Aaa    1,140,000    1,156,031
9/15/01

6.7%                                  Aaa    540,000      549,747
3/15/02

Petroleum                             Baa2   963,817      963,516
Enhanced Trust
Receivables
Offering
Petroleum Trust
6.125%
2/5/03 (e)(g)

Premier Auto
Trust:

6% 5/6/00                             Aaa    366,591      366,932

6.34%                                 Aaa    350,000      358,750
1/6/03

6.35%                                 A3     920,000      926,035
7/6/00

Prime Credit                          Aaa    950,000      996,009
Card Master
Trust 6.75%
11/15/05

Railcar Trust                         Aaa    33,354       35,573
7.75%
6/1/04

TMS Auto                              Aaa    127,135      127,731
Grantor Trust
5.9%
9/15/02

UAF Auto                              Aaa    1,252,260    1,261,261
Grantor Trust
6.1%
1/15/03 (e)

Union Federal                         Baa2   33,503       33,733
Savings Bank
Grantor Trust
8.2%
1/10/01

Union Federal                         Baa2   26,924       27,126
Savings Bank
Trust
7.275%
10/10/00

Western
Financial
Grantor Trust:

5.875%                                Aaa    475,344      481,732
3/1/02

6.05%                                 Aaa    115,496      116,940
11/1/00

WFS Financial                         Aaa    1,170,000    1,196,325
Owner Trust
6.55%
10/20/04

TOTAL ASSET-BACKED                                        29,644,26
SECURITIES                                               9
(Cost $29,049,896)

COMMERCIAL MORTGAGE SECURITIES -
3.9%

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)



BKB Commercial                      BBB   $ 450,000    $ 459,773
Mortgage Trust
Series
1997-C1
Class D,
7.83%
2/25/43 (e)(g
)

CBM Funding
Corp.
sequential pay
Series 1996-1:

Class A-1,                          AA     80,321       80,772
7.55%
7/1/99

Class A-2,                          AA     1,100,000    1,133,000
6.88%
7/1/02

Class A-3PI,                        AA     870,000      919,209
7.08%
11/1/07

Class B,                            A      680,000      722,925
7.48%
2/1/08

CS First Boston
Mortgage
Securities
Corp.:

Series                              Baa2   1,450,000    1,452,719
1997-C2
Class D,
7.27%
1/17/35

Series                              BBB    1,290,000    1,317,816
1998-C1
Class D,
7.17%
1/17/12

Series                              Baa2   1,400,000    1,383,813
1998-FLI
Class E,
6.5063%
1/10/13 (e)
(g)

Deutsche                            Baa2   1,320,000    1,372,800
Mortgage &
Asset
Receiving
Corp. Series
1998-C1
Class D,
7.231%
7/15/12

Equitable Life
Assurance
Society of the
United States
(The):

sequential                          Aaa    1,600,000    1,746,384
pay Series
174 Class
A1,
7.24%
5/15/06
(e)

Series 174                          Aa2    1,000,000    1,081,190
Class B1,
7.33%
5/15/06 (
e)

Series                              A2     700,000      758,443
1996-1
Class C1,
7.52%
5/15/06 (
e)

Federal Deposit                     Aaa    251,955      251,640
Insurance
Corp. Remic
Trust
sequential pay
Series
1994-C1
Class II-A2,
7.85%
9/25/25

First                               Aa2    3,040,000    3,228,100
Union-Lehman
Brothers
Commercial
Mortgage Trust
sequential pay
Series
1997-C2 Class
B, 6.79%
11/18/29

GS Mortgage
Securities
Corp. II:

Series                              Aaa    1,230,000    1,304,464
1997-GL
Class A2-B,
6.86%
7/13/30

Series
1998-GLII:

Class D,                            Baa2   450,000      457,106
7.1905%
4/13/31
(e)(g)

Class E,                            Baa3   1,420,000    1,384,770
7.1905%
4/13/31
(e)(g)

Kidder Peabody                      Aa2    277,259      278,386
Acceptance
Corp. I
sequential pay
Series
1993-M1
Class A-2,
7.15%
4/25/25

LTC Commercial                      AAA    972,360      982,453
Mortgage Pass
Through
Certificates
Series 1998-1
Class A,
6.029%
5/30/30 (e)

COMMERCIAL MORTGAGE SECURITIES -
CONTINUED

                                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                                   RATINGS      AMOUNT
                                   (UNAUDITED)
                                   (B)

Morgan Stanley
Capital I, Inc.:

Series
1998-CF1:

Class D,                            Baa2  $ 1,064,000  $ 1,074,640
7.35%
1/15/12

Class E,                            Baa3   371,000      354,305
7.35%
12/15/1
2

Series                              BBB    1,530,000    1,612,716
1998-HF1
Class D,
7.1%
2/15/30 (g)

Nomura Asset
Securities
Corp.:

floater Series                      -      273,227      273,227
1994-MD-II
Class A-6,
9.9213%
7/7/03 (g)

Series                              Baa2   1,320,000    1,403,944
1998-D6
Class A-4,
7.5956%
3/17/28 (g)

Resolution Trust
Corp.:

floater Series                      AAA    87,809       87,850
1994-C1
Class A-3,
6.2375%
6/25/26 (g)

Series
1995-C1:

Class A-4B,                         Aaa    704,730      702,527
6.65%
2/25/27

Class C,                            A2     1,200,000    1,207,875
6.9%
2/25/27

Structured Asset
Securities
Corp.:

sequential pay                      AAA    338,039      340,205
Series 1996
Class A-2A,
7.75%
2/25/28

Series                              BB+    640,000      656,600
1996-CFL
Class E,
7.75%
2/25/28

Thirteen Affiliates of
General Growth
Properties, Inc.:

sequential pay                      Aaa    1,020,000    1,073,030
Series A-2,
6.602%
12/15/10 (
e)

Series D-2,                         Baa2   1,100,000    1,107,612
6.992%
12/15/10 (
e)

Series E-2,                         Baa3   660,000      647,071
7.224%
12/15/10 (
e)

TOTAL COMMERCIAL                                        30,857,36
MORTGAGE SECURITIES                                    5
(Cost $30,014,283)

FOREIGN GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 0.6%



Export                               Aa2   410,000     420,258
Development
Corp. yankee
8.125%
8/10/99 (h)

Israeli State euro                   Aaa   800,000     828,240
6.375%
12/19/01 (h)

Ontario Province                     Aa3   3,000,000   3,268,650
yankee global
7.75%
6/4/02 (h)

TOTAL FOREIGN GOVERNMENT                               4,517,148
AND
GOVERNMENT AGENCY
OBLIGATIONS
(Cost $4,327,503)

SUPRANATIONAL OBLIGATIONS - 0.2%

                   MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                   RATINGS      AMOUNT
                   (UNAUDITED)
                   (B)

Inter American            Aaa  $ 1,270,000  $ 1,393,850
Development
Bank yankee
6.29%
7/16/27
(Cost
$1,262,012)

BANK NOTES - 1.1%



Key Bank NA                       9,000,000   8,991,450
5.6175%
8/20/99 (g)
(Cost
$8,987,895)

CERTIFICATES OF DEPOSIT - 10.7%



Abbey National                    9,000,000    9,003,460
Treasury
Services PLC
euro
5.51%
12/4/98

ABN-AMRO                          5,000,000    5,002,830
Bank NV
yankee euro
5.64%
12/14/98

Bank of Scotland                  10,000,000   10,007,136
Treasury
Services euro
5.64%
12/29/98

Bayerische                        3,700,000    3,707,013
Hypotheken
und Wechsel
Bank AG
yankee 5.7%
3/30/99

Canadian                          720,000      735,336
Imperial Bank
of Commerce,
New York
yankee 6.2%
8/1/00

Deutsche Bank                     4,000,000    4,000,944
AG yankee
5.94%
10/26/98

First National                    10,000,000   10,013,103
Bank of
Chicago
5.65%
3/3/99

RaboBank                          9,000,000    9,030,601
Nederland
Coop. Central
yankee
5.68%
6/4/99

Societe                           8,000,000    8,000,946
Generale,
France yankee
5.91%
10/15/98

Swiss Bank                        7,200,000    7,211,385
Corp. yankee
5.65%
3/24/99

Toronto-Dominio                   9,000,000    9,030,601
n Bank yankee
5.68%
6/4/99

Westdeutsche                      9,000,000    9,012,047
Landesbank
Girozentrale
yankee
5.63%
2/8/99

TOTAL CERTIFICATES OF                          84,755,402
DEPOSIT
(Cost $84,611,736)

COMMERCIAL PAPER - 12.9%



CIESCO L.P.                    205,000       204,761
5.51%
10/9/98

Citibank Credit
Card Master
Trust I
(Dakota
Certificate
Program):

5.5%                           5,000,000     4,970,945
11/10/9
8

5.53%                          4,600,000     4,591,904
10/13/9
8

Commonwealth                   9,000,000     8,812,382
Bank of
Australia
yankee 5.35%
3/1/99

COMMERCIAL PAPER - CONTINUED

                  MOODY'S      PRINCIPAL    VALUE (NOTE 1)
                  RATINGS      AMOUNT
                 (UNAUDITED)
                 (B)

Daimler-Benz                  $ 10,000,000  $ 9,959,322
North America
Corp. yankee
5.53%
10/29/98

Enterprise                     2,400,000     2,379,016
Funding Corp.
5.4%
12/4/98

Fleet Funding                  5,000,000     4,980,500
Corp. 5.5%
10/28/98

General Electric               10,000,000    9,939,333
Capital Corp.
5.51%
11/12/98

Generale de                    3,000,000     2,938,315
Banque SA
yankee 5.36%
2/24/99

Lehman Brothers                8,000,000     7,960,182
Holdings, Inc.
5.55%
11/4/98

Monsanto Co.:

5.51%                          4,200,000     4,163,278
12/1/98

5.52%                          2,000,000     1,985,953
11/19/98

Morgan (JP) &                  10,300,000    10,240,146
Co., Inc. 5.5%
11/10/98

Salomon Smith                  10,000,000    9,909,700
Barney 5.45%
12/3/98

Three Rivers                   5,000,000     4,956,453
Funding Corp.
5.51%
12/1/98

Transamerica                   4,000,000     3,934,090
Finance Corp.
5.47%
1/26/99

Triple A One
Funding
Corp.:

5.55%                          500,000       499,052
10/14/98

5.57%                          10,000,000    9,968,100
10/23/98

TOTAL COMMERCIAL                             102,393,432
PAPER
(Cost $102,324,510)

MASTER NOTES - 0.9%



Goldman Sachs                    7,000,000   7,000,000
Group L.P.
(The) 5.6875%
1/27/99 (g)
(Cost
$7,000,000)

CASH EQUIVALENTS - 5.6%

                         MATURITY
                         AMOUNT

Investments in           $ 116,019     116,000
repurchase
agreements
(U.S. Treasury
obligations), in
a joint
trading
account at
5.77%, dated
9/30/98 due
10/1/98

                         SHARES

Taxable Central           44,374,880   44,374,880
Cash Fund (c)

TOTAL CASH                 44,490,880
EQUIVALENTS
(Cost $44,490,880)

TOTAL INVESTMENT IN       $ 793,341,761
SECURITIES - 100%
(Cost $771,131,452)

LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.36%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $26,622,895 or 3.4% of net assets.
(f) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to the securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS          S&P RATINGS

Aaa, Aa, A        35.2%  AAA, AA, A    32.2%

Baa               9.2%   BBB           11.2%

Ba                2.0%   BB            2.0%

For some foreign government obligations, FMR has assigned the ratings for the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 0.0%.
Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America              86.7%

United Kingdom                        3.2

Germany                               2.1

Canada                                1.9

Netherlands                           1.8

Australia                             1.1

France                                1.0

Others (individually less than 1%)      2.2

TOTAL                                 100.0%

INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $771,399,017. Net unrealized appreciation aggregated $21,942,744, of which $34,171,419 related to appreciated investment securities and $12,228,675 related to depreciated investment securities.
The fund hereby designates approximately $23,418,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                                     SEPTEMBER 30,
                                                    1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                  $ 793,341,761
(INCLUDING REPURCHASE
AGREEMENTS OF $116,000)
(COST $771,131,452) -
SEE ACCOMPANYING SCHEDULE

CASH                                                 6,931

RECEIVABLE FOR INVESTMENTS SOLD                      5,023,975

RECEIVABLE FOR FUND SHARES SOLD                      5,986,350

DIVIDENDS RECEIVABLE                                 182,914

INTEREST RECEIVABLE                                  6,799,568

OTHER RECEIVABLES                                    4,580

 TOTAL ASSETS                                        811,346,079

LIABILITIES

PAYABLE FOR INVESTMENTS                $ 6,034,310
PURCHASED
REGULAR DELIVERY

 DELAYED DELIVERY                       21,526,154

PAYABLE FOR FUND SHARES                 7,199,144
REDEEMED

ACCRUED MANAGEMENT FEE                  275,339

OTHER PAYABLES AND ACCRUED              194,963
EXPENSES

 TOTAL LIABILITIES                                   35,229,910

NET ASSETS                                          $ 776,116,169

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                     $ 703,736,998

UNDISTRIBUTED NET INVESTMENT                         2,979,130
INCOME

ACCUMULATED UNDISTRIBUTED NET                        47,189,732
REALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION                          22,210,309
(DEPRECIATION) ON INVESTMENTS
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 62,322,318                          $ 776,116,169
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                      $12.45
AND REDEMPTION PRICE
PER SHARE ($776,116,169 (DIVIDED BY)
62,322,318 SHARES)

STATEMENT OF OPERATIONS
                                                 YEAR ENDED
                                                SEPTEMBER 30,
                                                1998

INVESTMENT INCOME                               $ 2,083,780
DIVIDENDS

INTEREST                                         35,876,180

 TOTAL INCOME                                    37,959,960

EXPENSES

MANAGEMENT FEE                   $ 3,112,844

TRANSFER AGENT FEES               1,446,968

ACCOUNTING FEES AND EXPENSES      243,745

NON-INTERESTED TRUSTEES'          2,769
COMPENSATION

CUSTODIAN FEES AND EXPENSES       55,404

REGISTRATION FEES                 105,848

AUDIT                             81,941

LEGAL                             3,717

INTEREST                          1,125

MISCELLANEOUS                     3,143

 TOTAL EXPENSES BEFORE            5,057,504
REDUCTIONS

 EXPENSE REDUCTIONS               (129,318)      4,928,186

NET INVESTMENT INCOME                            33,031,774

REALIZED AND UNREALIZED GAIN
(LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES            48,797,198

 FOREIGN CURRENCY TRANSACTIONS    25,535

 FUTURES CONTRACTS                (83,229)       48,739,504

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION)
ON:

 INVESTMENT SECURITIES            (26,995,548)

 ASSETS AND LIABILITIES IN        684            (26,994,864)
FOREIGN CURRENCIES

NET GAIN (LOSS)                                  21,744,640

NET INCREASE (DECREASE) IN NET                  $ 54,776,414
ASSETS RESULTING
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED      YEAR ENDED
                                 SEPTEMBER 30,   SEPTEMBER 30,
                                 1998            1997

INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS                       $ 33,031,774    $ 28,700,407
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)         48,739,504      17,712,684

 CHANGE IN NET UNREALIZED         (26,994,864)    33,510,799
APPRECIATION (DEPRECIATION)

 NET INCREASE (DECREASE) IN       54,776,414      79,923,890
NET ASSETS RESULTING
 FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS     (33,064,721)    (29,690,585)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN           (15,719,836)    (12,650,000)

 TOTAL DISTRIBUTIONS              (48,784,557)    (42,340,585)

SHARE TRANSACTIONS                467,138,900     256,470,143
NET PROCEEDS FROM SALES OF
SHARES

 REINVESTMENT OF DISTRIBUTIONS    46,026,633      39,646,435

 COST OF SHARES REDEEMED          (390,443,714)   (252,401,457)

 NET INCREASE (DECREASE) IN       122,721,819     43,715,121
NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN    128,713,676     81,298,426
NET ASSETS

NET ASSETS

 BEGINNING OF PERIOD              647,402,493     566,104,067

 END OF PERIOD (INCLUDING        $ 776,116,169   $ 647,402,493
UNDISTRIBUTED NET INVESTMENT
INCOME OF $2,979,130 AND
$3,063,493, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                             37,636,367      21,571,779

 ISSUED IN REINVESTMENT OF        3,745,437       3,364,019
DISTRIBUTIONS

 REDEEMED                         (31,421,539)    (21,232,901)

 NET INCREASE (DECREASE)          9,960,265       3,702,897

FINANCIAL HIGHLIGHTS

                     YEARS ENDED
                     SEPTEMBER
                     30,

                     1998          1997       1996       1995       1994

SELECTED
PER-SHARE
DATA

NET ASSET VALUE,     $ 12.36       $ 11.63    $ 11.46    $ 10.69    $ 11.07
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS

 NET INVESTMENT       .57 B         .56 B      .61        .56        .45
INCOME

 NET REALIZED         .39           1.02       .20        .68        (.29)
AND UNREALIZED

 GAIN (LOSS)

 TOTAL FROM           .96           1.58       .81        1.24       .16
INVESTMENT
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET             (.58)         (.59)      (.64)      (.47)      (.47)
INVESTMENT
INCOME

 FROM NET             (.29)         (.26)      -          -          (.04)
REALIZED GAIN

 IN EXCESS OF NET     -             -          -          -          (.03)
REALIZED GAIN

 TOTAL                (.87)         (.85)      (.64)      (.47)      (.54)
DISTRIBUTIONS

NET ASSET VALUE,     $ 12.45       $ 12.36    $ 11.63    $ 11.46    $ 10.69
END OF PERIOD

TOTAL RETURN A        8.06%         14.16%     7.28%      11.99%     1.46%

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END      $ 776,116     $ 647,402  $ 566,104  $ 566,079  $ 501,349
OF PERIOD
(000 OMITTED)

RATIO OF EXPENSES     .71%          .77%       .82%       .79%       .71% C
TO AVERAGE
NET ASSETS

RATIO OF EXPENSES     .69% D        .76% D     .80% D     .79%       .71%
TO AVERAGE
NET ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET          4.62%         4.74%      5.03%      5.15%      4.92%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO TURNOVER    156%          112%       148%       157%       83%
RATE


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Asset Manager: Income (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures transactions, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES - CONTINUED
securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $983,607,207 and $895,280,181, respectively, of which U.S. government and government agency obligations aggregated $539,682,244 and $497,246,493, respectively.
The market value of futures contracts opened and closed during the period amounted to $15,194,736 and $15,111,507, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period.
The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $40,394 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund
5. BANK BORROWINGS -
CONTINUED
must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $7,000,000. The weighted average interest rate was 5.79%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $59,522 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,790 and $66,006, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager: Income:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager: Income (a fund of Fidelity Charles Street Trust) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager: Income's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 1998

DISTRIBUTIONS

The Board of Trustees of Asset Manager: Income voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities and dividends from net investment income.

PAY DATE                   12/8/1997
RECORD DATE                12/5/1997
DIVIDENDS                  $.10
SHORT-TERM
CAPITAL GAINS              $.11
LONG-TERM
CAPITAL GAINS              $.18
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate                  54.16%
 20% rate                  45.84%

A total of 9.91% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 5.63% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
 The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0  To speak to a Fidelity representative.
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PC_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(PC_GRAPHIC)
FIDELITY ON-LINE XPRESS+ TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Brad Lewis, Vice President
Charles S. Morrison, Vice President
John Todd, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S ASSET ALLOCATION FUNDS
Asset Manager SM
Asset Manager: Growth SM
Asset Manager: Income SM
Fidelity Freedom Funds(registered trademark) -
Income, 2000, 2010, 2020, 2030
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 (for the deaf and hearing impaired)
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress(registered trademark)(AUTOMATED GRAPHIC)
1-800-544-5555
 (AUTOMATED GRAPHIC)AUTOMATED LINE FOR QUICKEST SERVICE

AMI-ANN-1198 64295
1.537737.101
(FIDELITY LOGO GRAPHIC)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
ASSET MANAGER SM

ANNUAL REPORT
SEPTEMBER 30, 1998

(2 fidelity logo graphics)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

MARKET RECAP            6   AN OVERVIEW OF THE MARKET'S PERFORMANCE
                            AND THE FACTORS DRIVING IT.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    47  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   51  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   57  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           58

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The stock and bond markets continued to be influenced by competing factors as the third quarter of 1998 ended. On the one hand, low inflation, low unemployment and moderate growth in the U.S. economy provided a foundation for positive returns. But growing concerns about U.S. corporate earnings, combined with fears about the health of the economies and financial markets in Japan, Russia and many emerging markets, led to a continuation of the volatility that has marked most of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: Income, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED               PAST 1  PAST 5   LIFE OF
SEPTEMBER 30,               YEAR    YEARS    FUND
1998

FIDELITY                    5.34%   65.94%   224.25%
ASSET
MANAGER

FIDELITY ASSET              10.26%  79.01%   N/A
ALLOC.
COMPOSITE

 S&P                        9.05%   147.93%  379.18%
500 (REGISTERED TRADEMARK)

 LB                         11.51%  41.66%   N/A
AGGREGATE
BOND

 LB 3                       5.50%   29.17%   N/A
MONTH
T-BILL

FLEXIBLE                    2.20%   74.61%   N/A
PORTFOLIO FUNDS
AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 28, 1988. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 196 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  LIFE OF
SEPTEMBER 30, 1998  YEAR    YEARS   FUND

FIDELITY ASSET      5.34%   10.66%  12.81%
MANAGER

FIDELITY ASSET      10.26%  12.35%  N/A
ALLOC. COMPOSITE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Asset Manager               S&P 500                     FID Composite               LB Aggregate Bond
             00314                       SP001                       F0001                       LB001
  1988/12/31      10000.00                    10000.00                    10000.00                    10000.00
  1989/01/31      10378.86                    10732.00                    10291.00                    10144.00
  1989/02/28      10219.34                    10464.77                    10197.15                    10070.96
  1989/03/31      10309.07                    10708.60                    10317.27                    10114.27
  1989/04/30      10578.27                    11264.38                    10591.40                    10325.66
  1989/05/31      10887.34                    11720.59                    10843.16                    10597.22
  1989/06/30      11006.98                    11653.78                    11000.71                    10919.38
  1989/07/31      11326.02                    12706.12                    11417.74                    11151.96
  1989/08/31      11355.93                    12955.15                    11428.48                    10986.91
  1989/09/30      11355.93                    12902.04                    11455.90                    11042.94
  1989/10/31      11405.78                    12602.71                    11522.01                    11314.60
  1989/11/30      11485.54                    12859.81                    11660.61                    11422.09
  1989/12/31      11527.69                    13168.44                    11773.72                    11452.93
  1990/01/31      11158.89                    12284.84                    11489.86                    11316.64
  1990/02/28      11243.19                    12443.31                    11563.62                    11352.85
  1990/03/31      11359.10                    12773.06                    11677.41                    11360.80
  1990/04/30      11169.43                    12453.74                    11568.93                    11256.28
  1990/05/31      11759.51                    13667.97                    12063.04                    11589.47
  1990/06/30      11854.35                    13575.03                    12138.55                    11776.06
  1990/07/31      11843.81                    13531.59                    12214.42                    11938.57
  1990/08/31      11443.39                    12308.34                    11836.99                    11778.59
  1990/09/30      11211.58                    11708.92                    11732.94                    11876.35
  1990/10/31      11243.19                    11658.57                    11816.72                    12027.18
  1990/11/30      11780.58                    12411.72                    12171.45                    12285.77
  1990/12/31      12147.79                    12758.00                    12375.20                    12477.42
  1991/01/31      12795.97                    13314.25                    12612.31                    12632.14
  1991/02/28      13354.74                    14266.22                    12928.50                    12739.52
  1991/03/31      13578.25                    14611.46                    13072.01                    12827.42
  1991/04/30      13790.59                    14646.53                    13159.33                    12965.95
  1991/05/31      14137.03                    15279.26                    13368.30                    13041.16
  1991/06/30      13835.29                    14579.47                    13195.05                    13034.64
  1991/07/31      14204.08                    15258.87                    13460.27                    13215.82
  1991/08/31      14528.17                    15620.51                    13701.07                    13501.28
  1991/09/30      14550.52                    15359.65                    13767.80                    13775.36
  1991/10/31      14662.28                    15565.47                    13892.40                    13928.26
  1991/11/30      14405.24                    14938.18                    13800.43                    14056.40
  1991/12/31      15019.76                    16647.11                    14483.69                    14473.88
  1992/01/31      15236.74                    16337.47                    14324.82                    14277.03
  1992/02/29      15526.05                    16549.86                    14415.92                    14369.83
  1992/03/31      15526.05                    16227.13                    14310.83                    14289.36
  1992/04/30      15743.03                    16704.21                    14490.29                    14392.25
  1992/05/31      15899.73                    16786.06                    14632.19                    14664.26
  1992/06/30      15899.73                    16535.95                    14639.36                    14866.63
  1992/07/31      16225.20                    17212.27                    15039.10                    15169.91
  1992/08/31      16152.88                    16859.42                    14981.08                    15323.12
  1992/09/30      16273.42                    17058.36                    15149.80                    15505.47
  1992/10/31      16249.31                    17118.06                    15079.20                    15299.24
  1992/11/30      16610.94                    17701.79                    15270.71                    15302.30
  1992/12/31      16934.14                    17919.52                    15451.18                    15545.61
  1993/01/31      17225.45                    18070.05                    15645.18                    15844.09
  1993/02/28      17402.77                    18315.80                    15862.99                    16121.36
  1993/03/31      17975.71                    18702.26                    16026.45                    16189.07
  1993/04/30      18052.42                    18249.67                    15929.04                    16302.39
  1993/05/31      18435.97                    18738.76                    16099.89                    16323.58
  1993/06/30      18668.08                    18793.10                    16271.19                    16619.04
  1993/07/31      18951.91                    18717.93                    16292.28                    16713.77
  1993/08/31      19493.76                    19427.34                    16693.27                    17006.26
  1993/09/30      19481.53                    19277.75                    16676.91                    17052.18
  1993/10/31      20054.14                    19676.80                    16848.35                    17115.27
  1993/11/30      20015.09                    19489.87                    16718.78                    16969.79
  1993/12/31      20877.83                    19725.69                    16835.95                    17061.43
  1994/01/31      21555.68                    20396.37                    17167.48                    17291.76
  1994/02/28      20877.83                    19843.63                    16839.86                    16990.88
  1994/03/31      19867.84                    18978.44                    16404.98                    16571.21
  1994/04/30      19854.17                    19221.37                    16446.23                    16438.64
  1994/05/31      20018.25                    19536.60                    16557.01                    16436.99
  1994/06/30      19577.74                    19057.95                    16393.43                    16400.83
  1994/07/31      19962.97                    19683.05                    16740.57                    16727.21
  1994/08/31      20430.74                    20490.06                    17028.41                    16747.28
  1994/09/30      20182.51                    19988.05                    16779.05                    16501.09
  1994/10/31      20279.40                    20437.78                    16940.26                    16486.24
  1994/11/30      19974.87                    19693.44                    16692.49                    16449.97
  1994/12/31      19499.59                    19985.49                    16849.63                    16563.48
  1995/01/31      19344.50                    20503.72                    17166.04                    16891.44
  1995/02/28      19640.59                    21302.75                    17596.46                    17293.45
  1995/03/31      19953.26                    21931.39                    17866.53                    17398.94
  1995/04/30      20364.82                    22577.27                    18188.34                    17642.53
  1995/05/31      20847.33                    23479.68                    18791.94                    18325.29
  1995/06/30      21133.35                    24025.12                    19045.37                    18459.07
  1995/07/31      21718.80                    24821.79                    19288.08                    18418.46
  1995/08/31      21861.60                    24884.09                    19416.00                    18641.32
  1995/09/30      22219.16                    25934.20                    19835.62                    18822.14
  1995/10/31      22147.35                    25841.62                    19948.68                    19066.83
  1995/11/30      22563.87                    26976.06                    20440.58                    19352.83
  1995/12/31      23039.92                    27495.62                    20738.15                    19623.77
  1996/01/31      23534.15                    28431.57                    21091.65                    19753.29
  1996/02/29      23417.86                    28695.13                    21013.65                    19409.58
  1996/03/31      23419.07                    28971.47                    21038.24                    19273.71
  1996/04/30      23623.99                    29398.51                    21126.64                    19165.78
  1996/05/31      23872.82                    30156.69                    21349.66                    19127.45
  1996/06/30      24006.08                    30271.59                    21509.31                    19383.76
  1996/07/31      23548.68                    28934.19                    21168.86                    19436.09
  1996/08/31      23696.23                    29544.41                    21349.30                    19403.05
  1996/09/30      24523.08                    31207.17                    21989.95                    19740.67
  1996/10/31      25147.68                    32067.87                    22445.85                    20178.91
  1996/11/30      26337.40                    34491.88                    23299.15                    20523.97
  1996/12/31      25972.41                    33808.59                    23039.08                    20333.09
  1997/01/31      26760.88                    35920.96                    23797.99                    20396.13
  1997/02/28      26981.65                    36202.58                    23924.36                    20447.12
  1997/03/31      25961.97                    34715.01                    23336.66                    20220.15
  1997/04/30      26852.28                    36787.50                    24184.71                    20523.46
  1997/05/31      28171.84                    39027.12                    25025.61                    20718.43
  1997/06/30      28891.29                    40775.54                    25714.32                    20964.98
  1997/07/31      30541.76                    44020.05                    27028.71                    21531.03
  1997/08/31      29724.53                    41554.04                    26192.17                    21348.02
  1997/09/30      30689.57                    43829.96                    27076.55                    21663.97
  1997/10/31      30302.12                    42366.04                    26793.06                    21978.10
  1997/11/30      31077.03                    44327.16                    27474.00                    22079.20
  1997/12/31      31757.66                    45088.26                    27832.67                    22302.20
  1998/01/31      32017.26                    45586.93                    28142.45                    22587.67
  1998/02/28      33436.41                    48874.66                    29158.68                    22569.60
  1998/03/31      34150.13                    51377.53                    29958.64                    22646.33
  1998/04/30      33888.64                    51894.39                    30185.13                    22764.09
  1998/05/31      33540.00                    51002.33                    30053.98                    22980.35
  1998/06/30      34328.81                    53074.04                    30779.48                    23175.68
  1998/07/31      34434.22                    52508.80                    30654.98                    23224.35
  1998/08/31      30990.80                    44917.08                    28652.90                    23602.91
  1998/09/30      32328.02                    47794.47                    29854.03                    24155.22
IMATRL PRASUN   SHR__CHT 19980930 19981006 111711 R00000000000120

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager Fund on December 31, 1988, shortly after the fund started. As the chart shows, by September 30, 1998, the value of the investment would have grown to $32,328 - a 223.28% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a widely recognized unmanaged index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $47,794 - a 377.94% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $24,155 - a 141.55% increase. You can also look at how the Fidelity Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index (+377.94%), the Lehman Brothers Aggregate Bond Index (+141.55%) and the Lehman Brothers 3 Month T-Bill Index (+70.10%) according to the fund's neutral mix*, and assumes monthly rebalancing of the mix. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,854 - a 198.54% increase.

(checkmark)UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* CURRENTLY 50% STOCKS, 40% BONDS AND 10% SHORT-TERM/MONEY MARKET
INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 40%, 40% AND 20%, RESPECTIVELY, BETWEEN JUNE 1, 1992 AND DECEMBER 31, 1996; 30%, 40%, AND 30%,
RESPECTIVELY, PRIOR TO JUNE 1, 1992.

MARKET RECAP
Against a backdrop of financial and economic instability in many of the world's developed and emerging markets on the one hand, and a resilient domestic economy on the other, the U.S. stock and bond markets experienced extreme volatility during the 12-month period that ended September 30, 1998.
STOCKS: The 12-month period that drew to a close on September 30, 1998, is one equity investors will remember for years to come. The period began as it ended: with unusually volatile markets. In October 1997, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - tumbled over 550 points in one day on the news of worsening economic conditions in Asia. The Dow rebounded the following day, however, rising 330 points as investors focused on higher-quality stocks with strong liquidity and minimal international exposure. This trend continued in the first and second quarters of 1998, as U.S. economic growth chugged along on the rails of near-record lows for inflation, unemployment and interest rates. Unfortunately, emerging markets - particularly in Russia and Latin America - seemed to catch the so-called "Asian contagion," causing a free-fall in the U.S. stock market. On August 31, the Dow plunged 512.61 points - erasing all previous gains for the year. Appropriately, the Dow closed on September 30 with a 237.90 loss, triggered by investor disappointment over a lower-than-hoped-for reduction in the federal funds rate. For the 12-month period ending September 30, 1998, the Dow eked out a barely positive gain of 0.40%, while the Standard & Poor's 500 Index - a market-capitalization weighted index of 500 widely held U.S. stocks
- returned 9.05%.
BONDS: As a safe haven from turbulent stock markets worldwide, bond markets reaped the benefits from the flight to quality by anxious investors during the 12-month period ending September 30, 1998. The Lehman Brothers Aggregate Bond Index - a broad measure of the U.S. taxable investment-grade bond market - returned 11.51% over the past year, over two and one-half times higher than the 4.54% return generated for the six-month period ending March 31, 1998. The buying surge sent Treasury-bond yields - which move in the opposite direction of bond prices - to their lowest level in over three decades, as the yield on the benchmark 30-year bond fell to 4.96%. In spite of the global economic crisis that dominated the period, the U.S. enjoyed low interest rates, low inflation and a stable economy, which aided the performance of corporate bonds. The Lehman Brothers Corporate Bond Index returned 11.07% for the 12-month period. Mortgage-backed bonds also performed well, although lower interest rates resulted in higher refinancing activity. The Lehman Brothers Mortgage Backed Securities Index had a 12-month return of 8.62%. Interest rates fell even lower late in the period, as the Federal Reserve lowered the fed funds rate by 0.25%, the first rate cut in nearly three years. The period's biggest losers were shareholders of emerging-market debt, as the JP Morgan Emerging Markets Bond Index lost 20.89% over the past 12 months.

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF RICHARD HABERMANN)

An interview with Richard Habermann, Portfolio Manager of Fidelity
Asset Manager
Q. HOW DID THE FUND PERFORM, DICK?
A. For the 12-month period that ended September 30, 1998, the fund returned 5.34%. That trailed the 10.26% return of the Fidelity Asset Allocation Composite Index, but beat the 2.20% return of the flexible portfolio funds average, according to Lipper Analytical Services. The fund's competitive performance relative to its peer group was due in large part to Asset Manager's balanced approach to asset allocation. Many funds within the peer group were fairly aggressive in terms of asset allocation and security exposure - factors that detracted from peer group performance late in the period as equity markets stumbled. In contrast, Asset Manager's comparatively high bond allocation benefited the fund's performance relative to its peers.
Q. WHAT WAS YOUR STRATEGY IN TERMS OF ASSET ALLOCATION?
A. The fund's neutral mix generally calls for 50% to be invested in stocks, 40% in bonds and 10% in short-term/money market instruments. Given the market volatility we witnessed throughout the period, however - particularly during the past six months - the percentage in stocks was scaled back and the fund's exposure to bonds was increased. This decision was made during the summer months based on a belief that global market turmoil could creep into U.S. corporate circles and have a negative impact on earnings growth. In retrospect, this turned out to be a sound strategy. Another adjustment was made during the last month of the period, when the fund's stock exposure was ramped back up based on two factors. First, equity valuations generally improved as many markets observed significant declines late in the period. Second, the U.S. Federal Reserve Board appeared ready to stoke the economy by lowering interest rates, which it eventually did in late September. Whenever investors are given reason to be confident, stocks generally perform well. Overall, I was happy with these allocation shifts.
Q. HOW DID THE FUND'S EQUITY SUBPORTFOLIO PERFORM DURING THE PERIOD?
A. In terms of the fund's equity positions - which are managed by Tom Sprague - industry selection was positive but individual security selection within those industries hurt performance relative to the Standard & Poor's 500 Index. For instance, the fund was well-represented in the technology sector, but while technology stocks accounted for approximately one-fourth of the S&P 500's gain, Asset Manager's technology positions were largely a drag on performance. Looking back on the period, we simply didn't own enough of the names that did really well. The fund had positions in strong performers such as Microsoft, for example, but not enough to positively influence performance relative to the S&P 500. Some of the individual disappointments included French telecommunications equipment company Alcatel, as well as multi-franchise business and consumer services company Cendant. Lastly, the fund's exposure to pharmaceutical stocks in general was beneficial as interest in defensive areas of the market peaked towards the end of the period.
Q. WHICH EQUITY INVESTMENTS BENEFITED THE FUND'S PERFORMANCE?
A. Home mortgage financers Fannie Mae and Freddie Mac continued their strong run during the period. Many homeowners took advantage of the lower interest rates prevalent in the U.S. to refinance their mortgages. Both companies benefited from increased refinancing volume, as well as attractive yield spreads between mortgage-related bonds and Treasury bonds. Another strong performer was retail-store chain Wal-Mart, which benefited from strong consumer spending.
Q. WHAT ABOUT THE BOND PORTION OF THE FUND?
A. While turning in positive returns, the fund's fixed-income investments lagged the fixed-income benchmark during the period. There were two primary reasons for this. First, the fund's tactical allocation toward high-yield securities - which are managed by Fred Hoff - benefited performance throughout much of the period but proved a net negative down the stretch as the market corrected. Second, the fund's investment-grade bond exposure - which is overseen by Charlie Morrison - was overweighted in corporate and mortgage-backed bonds, both of which underperformed as a flight to quality caused U.S. Treasuries to outperform all other fixed-income sectors. During the last two months of the period, this flight to quality was spurred primarily by the ongoing troubles in overseas markets. Simultaneously, stock investors became concerned with their risk exposure and many opted for more conservative investments. As a result, U.S. Treasury bonds benefited tremendously. While corporate and mortgage-backed securities performed well over the period, they were unable to keep pace with Treasuries.
Q. WHAT WAS YOUR STRATEGY WITH RESPECT TO THE FUND'S SHORT-TERM/MONEY MARKET INVESTMENTS?
A. Unlike six months ago, when we were focusing on investments with shorter maturities, the unpredictability of the stock market caused us to take a somewhat longer-term approach. John Todd, who manages the fund's short-term/money market subportfolio, began to look at securities with one-year maturities during the second half of the period. As uncertainty continued to prevail in the financial markets, however, John began to look more closely at the three- to six-month range. Throughout the summer months, it appeared unlikely that the Fed would take action and cut interest rates, yet the market itself had been pricing in a potential rate tightening. On average the fund's short-term investments were longer in maturity than the three-month Treasury bill benchmark and had more exposure to higher-yielding investments. This helped relative performance during the period.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD?
A. I think it's important that shareholders of the fund understand that the market is going to go through this sort of volatility every now and then. The returns we've seen over the past year are much closer to the market's historical yearly average than the 20% returns some investors have become accustomed to. Should the Fed lower interest rates again - thus making it easier for corporations to borrow or raise capital - we could see increased growth and better valuations across the board. In terms of equities, we may also begin to see more stocks participate in the market's gains. This would be an attractive development and would play nicely to our stock-picking strengths.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS
GOAL: HIGH TOTAL RETURN WITH
REDUCED RISK OVER THE LONG TERM
BY ALLOCATING ASSETS AMONG
STOCKS, BONDS AND SHORT-TERM
AND MONEY MARKET INSTRUMENTS
OF ALL TYPES
FUND NUMBER: 314
TRADING SYMBOL: FASMX
START DATE: DECEMBER 28, 1988
SIZE: AS OF SEPTEMBER 30, 1998,
MORE THAN $11.5 BILLION
MANAGER: RICHARD HABERMANN,
SINCE 1996; MANAGER, FIDELITY
ASSET MANAGER: INCOME AND
FIDELITY ASSET MANAGER: GROWTH,
SINCE 1996; FIDELITY TREND FUND,
1977-1981; FIDELITY MAGELLAN
FUND, 1972-1977; JOINED
FIDELITY IN 1968

DICK HABERMANN ON THE
CONCERNS POSED BY HEDGE
FUNDS:
"THERE'S BEEN A LOT OF TALK ABOUT HEDGE
FUNDS LATELY, PARTICULARLY WITH THE
RECENT NEAR-COLLAPSE OF LONG-TERM
CAPITAL MANAGEMENT. NOT ALL INVESTORS
MAY BE FAMILIAR WITH HOW THESE TYPES OF
FUNDS OPERATE, NOR HOW THEY CAN
POTENTIALLY AFFECT OTHER TYPES OF
INVESTMENTS SUCH AS MUTUAL FUNDS.
"A HEDGE FUND SEEKS TO TAKE ADVANTAGE
OF INEFFICIENCIES IN CAPITAL MARKETS. THIS
COULD BE IN STOCKS, BONDS,
EMERGING-MARKET DEBT OR OTHER
INVESTMENTS. HEDGE FUNDS CAN BE HIGHLY
LEVERAGED AND TYPICALLY TAKE AMPLE
INVESTMENT RISKS. OF COURSE, THE
ATTRACTIVENESS TO INVESTORS IS THE
POTENTIALLY LUCRATIVE RETURNS THEY CAN
PROVIDE.
"IN THE CASE OF LONG-TERM CAPITAL, THE
FUND HAD RATHER EXTREME LEVERAGE WITHIN
ITS BOND ALLOCATION. UNFORTUNATELY, THE
MARKET TURMOIL LATE IN THE PERIOD FORCED
FIRMS SUCH AS LONG-TERM CAPITAL TO
`UNWIND' SOME OF THESE LEVERAGED
STRATEGIES BY SELLING LARGE AMOUNTS OF
SECURITIES. AFTER REALIZING THAT SUCH A
CONTINUING GLUT OF SUPPLY HITTING THE
MARKETS WOULD BE PARALYZING, A NUMBER
OF ENTITIES COLLABORATED ON A FINANCIAL
PLAN TO ASSIST LONG-TERM CAPITAL.
"WHAT DOES THIS TYPE OF SITUATION MEAN
FOR FUNDS SUCH AS THE ASSET MANAGERS?
WELL, IF LONG-TERM CAPITAL HAD UNLEASHED
ALL OF ITS BOND HOLDINGS, IT WOULD HAVE PUT
INCREDIBLE LIQUIDITY PRESSURE ON SOME OF
THE SECTORS IN WHICH WE INVEST. INVESTORS
ALSO WOULD HAVE HAD DIFFICULTY
DETERMINING WHETHER PRICING WAS FAIR
OR NOT. IN ESSENCE, THIS ONE SITUATION
COULD HAVE PLUNGED THE U.S. DIRECTLY
INTO A CAPITAL MARKETS `FREEZE.'
FORTUNATELY, IT DIDN'T COME TO THAT, AND
IN THE END, INVESTORS HOPEFULLY BECAME
MORE EDUCATED ABOUT THE RISKS HEDGE
FUNDS TAKE."

INVESTMENT CHANGES


TOP FIVE STOCKS AS OF SEPTEMBER 30, 1998

                                          % OF FUND'S   % OF FUND'S INVESTMENTS IN
                                          INVESTMENTS   THESE STOCKS 6 MONTHS AGO

PHILIP MORRIS                              1.7           3.1
COMPANIES, INC.

MERCK & CO., INC.                          1.5           0.2

BRISTOL-MYERS SQUIBB                       1.2           0.0
CO.

MICROSOFT CORP.                            1.0           0.3

GENERAL ELECTRIC CO.                       1.0           0.4



TOP FIVE BONDS ISSUERS AS OF SEPTEMBER 30,
1998

(WITH MATURITIES MORE                        % OF FUND'S   % OF FUND'S INVESTMENTS IN
THAN ONE YEAR)                               INVESTMENTS   THESE ISSUERS 6 MONTHS AGO

FANNIE MAE                                    5.1           6.2

U.S. TREASURY                                 2.6           2.7

GOVERNMENT                                    1.9           0.7
NATIONAL MORTGAGE
ASSOCIATION

FREDDIE MAC                                   0.7           0.7

FORD MOTOR CREDIT                             0.6           0.6
CO.



TOP FIVE MARKET SECTORS AS OF SEPTEMBER 30,
1998

                                              % OF FUND'S   % OF FUND'S INVESTMENTS IN
                                              INVESTMENTS   THESE MARKET SECTORS
                                                            6 MONTHS AGO

FINANCE                                        13.3          18.5

TECHNOLOGY                                     10.0          6.2

HEALTH                                         8.9           5.2

MEDIA & LEISURE                                8.2           7.2

UTILITIES                                      5.6           8.4


ASSET ALLOCATION

AS OF SEPTEMBER 30, 1998 *
ROW: 1, COL: 1, VALUE: 49.0
ROW: 1, COL: 2, VALUE: 38.0
ROW: 1, COL: 3, VALUE: 13.0
STOCK CLASS 49%
BOND CLASS 38%
SHORT-TERM CLASS 13%
*FOREIGN
INVESTMENTS 6%

AS OF MARCH 31, 1998 **
ROW: 1, COL: 1, VALUE: 57.0
ROW: 1, COL: 2, VALUE: 34.0
ROW: 1, COL: 3, VALUE: 9.0
STOCK CLASS  57%
BOND CLASS 34%
SHORT-TERM CLASS 9%
**FOREIGN
INVESTMENTS 9%


ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

INVESTMENTS SEPTEMBER 30, 1998
Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 47.6%

                                          SHARES      VALUE (NOTE 1)
                                                      (000S)

AEROSPACE & DEFENSE - 1.2%

AEROSPACE & DEFENSE - 0.8%

AlliedSignal, Inc.                         581,480    $ 20,570

Gulfstream                                 939,700     37,823
Aerospace
Corp. (a)

Sundstrand Corp.                           658,400     30,533

                                                       88,926

DEFENSE ELECTRONICS - 0.2%

Raytheon Co.:

Class A                                    324,299     16,803

Class B                                    117,800     6,354

                                                       23,157

SHIP BUILDING & REPAIR - 0.2%

General Dynamics                           506,100     25,400
Corp.

TOTAL AEROSPACE & DEFENSE                              137,483

BASIC INDUSTRIES - 1.0%

CHEMICALS & PLASTICS - 0.3%

Cytec Industries,                          103,800     1,855
Inc. (a)

du Pont (E.I.) de                          134,800     7,566
Nemours & Co.

Great Lakes                                510,300     19,838
Chemical Corp.

                                                       29,259

METALS & MINING - 0.2%

Aluminum Co. of                            400,000     28,400
America

PACKAGING & CONTAINERS - 0.4%

Owens-Illinois,                            2,029,300   50,733
Inc. (a)

PAPER & FOREST PRODUCTS - 0.1%

Stone Container                            982,700     8,476
Corp. (a)

TOTAL BASIC INDUSTRIES                                 116,868

CONSTRUCTION & REAL ESTATE - 0.2%

BUILDING MATERIALS - 0.1%

Masco Corp.                                703,600     17,326

REAL ESTATE INVESTMENT TRUSTS - 0.1%

Starwood Hotels &                          365,000     11,133
Resorts Trust

TOTAL CONSTRUCTION & REAL                              28,459
ESTATE

COMMON STOCKS - CONTINUED

                                          SHARES      VALUE (NOTE 1)
                                                      (000S)

DURABLES - 0.7%

AUTOS, TIRES, & ACCESSORIES - 0.2%

Federal-Mogul Corp.                        418,300    $ 19,556


CONSUMER ELECTRONICS - 0.1%

Black & Decker                             293,100     12,200
Corp.

HOME FURNISHINGS - 0.4%

Leggett & Platt, Inc.                      2,171,400   45,057

TEXTILES & APPAREL - 0.0%

Arena Brands                               130,444     3,261
Holdings Corp.
Class B

TOTAL DURABLES                                         80,074

ENERGY - 2.5%

ENERGY SERVICES - 0.3%

Halliburton Co.                            1,134,500   32,404

OIL & GAS - 2.2%

Anadarko Petroleum                         333,400     13,107
Corp.

British Petroleum Co.                      417,678     36,442
PLC ADR

Coastal Corp. (The)                        1,078,600   36,403

Occidental Petroleum                       647,100     13,913
Corp.

Royal Dutch                                457,100     21,769
Petroleum Co. (NY
Registry Gilder
1.25)

Texaco, Inc.                               406,300     25,470

Tosco Corp.                                1,068,000   22,962

Total SA:

Class B                                    79,703      10,008

sponsored ADR                              506,572     31,819

USX-Marathon                               928,700     32,911
Group

Valero Energy Co.                          772,400     15,351

                                                       260,155

TOTAL ENERGY                                           292,559

FINANCE - 6.9%

BANKS - 1.7%

Bank of New York                           1,778,400   48,684
Co., Inc.

Citicorp                                   668,200     62,101

NationsBank Corp.                          874,800     46,802

Norwest Corp.                              700,000     25,069

U.S. Bancorp                               410,100     14,584

                                                       197,240

COMMON STOCKS - CONTINUED

                                          SHARES      VALUE (NOTE 1)
                                                      (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 1.5%

American Express                           284,200    $ 22,061
Co.

Associates First                           479,000     31,255
Capital Corp.

Fleet Financial                            1,069,734   78,559
Group, Inc.

Household                                  1,080,700   40,526
International, Inc.

Providian Financial                        100,000     8,481
Corp.

                                                       180,882

FEDERAL SPONSORED CREDIT - 1.3%

Fannie Mae                                 1,767,300   113,549

Freddie Mac                                852,200     42,131

                                                       155,680

INSURANCE - 2.0%

AFLAC, Inc.                                1,070,200   30,568

Allstate Corp.                             406,326     16,939

AMBAC, Inc.                                1,272,200   61,066

American                                   309,938     23,865
International
Group, Inc.

MBIA, Inc.                                 463,900     24,906

MGIC Investment                            180,000     6,638
Corp.

Progressive Corp.                          120,000     13,530

Travelers Property                         370,000     11,817
Casualty Corp.
Class A

UNUM Corp.                                 868,000     43,129

                                                       232,458

SAVINGS & LOANS - 0.4%

Ahmanson (H.F.) &                          796,000     44,178
Co.

TOTAL FINANCE                                          810,438

HEALTH - 8.5%

DRUGS & PHARMACEUTICALS - 5.1%

American Home                              1,083,400   56,743
Products Corp.

Amgen, Inc. (a)                            100,000     7,556

Bristol-Myers Squibb                       1,344,100   139,618
Co.

Lilly (Eli) & Co.                          500,000     39,156

Merck & Co., Inc.                          1,345,200   174,287

Pfizer, Inc.                               391,000     41,422

Schering-Plough                            990,200     102,548
Corp.

Warner-Lambert Co.                         525,100     39,645

                                                       600,975

COMMON STOCKS - CONTINUED

                                          SHARES      VALUE (NOTE 1)
                                                      (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES - 2.4%

Bergen Brunswig                            744,800    $ 37,659
Corp. Class A

Biomet, Inc.                               908,700     31,521

Cardinal Health, Inc.                      380,100     39,245


Guidant Corp.                              100,000     7,425

Johnson & Johnson                          513,100     40,150

McKesson Corp.                             410,300     37,594

Medtronic, Inc.                            242,600     14,040

Omnicare, Inc.                             1,522,300   53,661

Sofamor/Danek                              286,700     25,516
Group, Inc. (a)

                                                       286,811

MEDICAL FACILITIES MANAGEMENT - 1.0%

Health Management                          1,551,900   28,322
Associates, Inc.
Class A (a)

HEALTHSOUTH                                1,808,600   19,103
Corp. (a)

Humana, Inc. (a)                           1,273,900   20,860

Lincare Holdings,                          430,000     16,663
Inc. (a)

Tenet Healthcare                           1,072,800   30,843
Corp. (a)

                                                       115,791

TOTAL HEALTH                                           1,003,577

INDUSTRIAL MACHINERY & EQUIPMENT - 3.1%

ELECTRICAL EQUIPMENT - 1.2%

Alcatel Alsthom                            107,400     9,125
Compagnie
Generale
d'Electricite SA

Alcatel Alsthom                            507,000     8,619
Compagnie
Generale
d'Electricite SA
sponsored ADR

Emerson Electric Co.                       140,000     8,715

General Electric Co.                       1,456,300   115,867

                                                       142,326

INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%

Case Corp.                                 463,800     10,088

Ingersoll-Rand Co.                         472,000     17,907

Tyco International                         2,010,200   111,064
Ltd.

                                                       139,059

POLLUTION CONTROL - 0.7%

Waste Management,                          1,800,345   86,529
Inc.

TOTAL INDUSTRIAL MACHINERY                             367,914
& EQUIPMENT

COMMON STOCKS - CONTINUED

                                          SHARES      VALUE (NOTE 1)
                                                      (000S)

MEDIA & LEISURE - 2.2%

BROADCASTING - 0.7%

CBS Corp.                                  760,800    $ 18,449

Clear Channel                              539,400     25,622
Communications,
Inc. (a)

Loral Orion Network
Systems, Inc.
warrants
1/15/07:

(CV ratio .47) (a)                         8,520       72

(CV ratio .6) (a)                          2,550       28

MediaOne Group,                            458,000     20,352
Inc. (a)

Time Warner, Inc.                          269,347     23,585

                                                       88,108

ENTERTAINMENT - 0.3%

Alliance Gaming                            11,764      24
Corp. (a)(k)

Carnival Corp.                             870,800     27,702

Premier Parks,                             352,000     6,160
Inc. (a)

                                                       33,886

LODGING & GAMING - 0.2%

Aladdin Gaming                             67,100      1
Enterprises, Inc.
warrants
3/1/10 (a)(f)

Fitzgeralds South,                         1,640       0
Inc. warrants
3/15/99 (a)(f)

Harrah's                                   1,330,300   17,710
Entertainment,
Inc. (a)

                                                       17,711

PUBLISHING - 0.1%

Gannet Co., Inc.                           200,000     10,713

RESTAURANTS - 0.9%

Darden Restaurants,                        1,844,900   29,518
Inc.

Marriott                                   843,700     20,143
International, Inc.
Class A

McDonald's Corp.                           730,400     43,596

Papa John's                                306,500     10,115
International,
Inc. (a)

                                                       103,372

TOTAL MEDIA & LEISURE                                  253,790

NONDURABLES - 4.3%

BEVERAGES - 0.5%

PepsiCo, Inc.                              1,914,800   56,367

FOODS - 1.0%

Heinz (H.J.) Co.                           120,000     6,135

Hershey Foods Corp.                        268,600     18,382


Quaker Oats Co.                            575,000     33,925

COMMON STOCKS - CONTINUED

                                          SHARES      VALUE (NOTE 1)
                                                      (000S)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Ralston Purina Co.                         555,700    $ 16,254

Sara Lee Corp.                             798,000     43,092

                                                       117,788

HOUSEHOLD PRODUCTS - 1.2%

Avon Products, Inc.                        497,400     13,958

Clorox Co.                                 268,600     22,160

Gillette Co.                               1,138,400   43,544

Procter & Gamble                           868,400     61,602
Co.

                                                       141,264

TOBACCO - 1.6%

Philip Morris                              4,252,200   195,867
Companies, Inc.

TOTAL NONDURABLES                                      511,286

RETAIL & WHOLESALE - 3.5%

APPAREL STORES - 0.2%

Lamonts Apparel,
Inc.:

Class A warrants                           401,276     100
1/31/08 (a)

Class A (a)(l)                             645,784     404

Class B warrants                           127,531     32
1/31/08 (a)

Payless ShoeSource,                        471,100     19,492
Inc. (a)

                                                       20,028

DRUG STORES - 0.8%

CVS Corp.                                  748,400     32,789

Rite Aid Corp.                             1,475,800   52,391

Walgreen Co.                               100,000     4,406

                                                       89,586

GENERAL MERCHANDISE STORES - 1.1%

Consolidated Stores                        893,350     17,532
Corp. (a)

Costco Companies,                          380,000     18,003
Inc. (a)

Federated                                  448,600     16,318
Department Stores,
Inc. (a)

Saks Holdings,                             1,216,675   27,299
Inc. (a)

Wal-Mart Stores, Inc.                      849,300     46,393


                                                       125,545

GROCERY STORES - 0.9%

Albertson's, Inc.                          330,000     17,861

COMMON STOCKS - CONTINUED

                                          SHARES      VALUE (NOTE 1)
                                                      (000S)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - CONTINUED

Meyer (Fred), Inc. (a)                     413,000    $ 16,055

Safeway, Inc. (a)                          1,649,400   76,491

                                                       110,407

RETAIL & WHOLESALE, MISCELLANEOUS - 0.5%

Bed Bath & Beyond,                         570,000     13,324
Inc. (a)

Circuit City Stores,                       755,000     25,151
Inc. - Circuit City
Group

Home Depot, Inc.                           696,600     27,516

                                                       65,991

TOTAL RETAIL & WHOLESALE                               411,557

SERVICES - 0.9%

ADVERTISING - 0.3%

Interpublic Group of                       448,400     24,186
Companies, Inc.

Omnicom Group,                             303,000     13,635
Inc.

                                                       37,821

EDUCATIONAL SERVICES - 0.2%

Apollo Group, Inc.                         617,100     17,202
Class A (a)

SERVICES - 0.4%

AccuStaff, Inc. (a)                        911,500     13,274

Cendant Corp. (a)                          1,483,322   17,244

Computer Horizons                          782,000     19,501
Corp. (a)

                                                       50,019

TOTAL SERVICES                                         105,042

TECHNOLOGY - 9.5%

COMMUNICATIONS EQUIPMENT - 0.7%

Aspect                                     878,100     21,074
Telecommunication
s Corp. (a)

Cisco Systems,                             864,300     53,425
Inc. (a)

Globalstar                                 4,540       114
Telecommunication
s Ltd. warrants
2/15/04 (a)(f)

Lucent Technologies,                       80,000      5,525
Inc.

                                                       80,138

COMPUTER SERVICES & SOFTWARE - 3.2%

America Online, Inc.                       373,800     41,585


Automatic Data                             288,800     21,588
Processing, Inc.

BMC Software, Inc.                         385,400     23,148

COMMON STOCKS - CONTINUED

                                          SHARES      VALUE (NOTE 1)
                                                      (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE - CONTINUED

Ciber, Inc. (a)                            700,000    $ 14,131

CompUSA, Inc. (a)                          767,600     13,289

Compuware                                  676,000     39,800
Corp. (a)

Equifax, Inc.                              751,100     26,805

IMS Health, Inc.                           332,400     20,588

Keane, Inc. (a)                            415,100     14,580

Microsoft Corp. (a)                        1,095,800   120,606

Shared Medical                             384,300     20,440
Systems Corp.

SunGard Data                               542,900     17,101
Systems, Inc. (a)

                                                       373,661

COMPUTERS & OFFICE EQUIPMENT - 2.8%

Comdisco, Inc.                             3,324,700   45,299

Compaq Computer                            850,000     26,881
Corp.

Comverse                                   308,200     12,598
Technology, Inc. (a)

EMC Corp. (a)                              665,400     38,053

Fore Systems, Inc. (a)                     2,478,900   41,212

International Business                     555,200     71,066
Machines Corp.

Pitney Bowes, Inc.                         1,178,400   64,296

Symbol Technologies,                       593,500     30,454
Inc.

                                                       329,859

ELECTRONIC INSTRUMENTS - 0.3%

Applied Materials,                         267,100     6,744
Inc. (a)

KLA-Tencor Corp. (a)                       320,000     7,960

Novellus Systems,                          230,600     6,053
Inc. (a)

Perkin-Elmer Corp.                         79,500      5,461

Varian Associates,                         400,000     14,100
Inc.

                                                       40,318

ELECTRONICS - 2.5%

Altera Corp. (a)                           685,200     24,068

Analog Devices,                            1,183,500   19,010
Inc. (a)

Intel Corp.                                1,230,200   105,490

Linear Technology                          587,000     29,350
Corp.

Maxim Integrated                           365,200     10,180
Products, Inc. (a)

Micron Technology,                         1,438,300   43,778
Inc. (a)

Sanmina Corp. (a)                          736,500     20,714

Solectron Corp. (a)                        258,100     12,389

COMMON STOCKS - CONTINUED

                                          SHARES      VALUE (NOTE 1)
                                                      (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Vitesse                                    907,900    $ 21,449
Semiconductor
Corp. (a)

Xilinx, Inc. (a)                           100,000     3,500

                                                       289,928

TOTAL TECHNOLOGY                                       1,113,904

TRANSPORTATION - 0.0%

TRUCKING & FREIGHT - 0.0%

CNF Transportation,                        115,200     3,355
Inc.

UTILITIES - 3.1%

CELLULAR - 0.2%

McCaw International                        22,840      114
Ltd. warrants
4/15/07 (a)(f)

Metrocall, Inc. (a)                        3,300       16

SK Telecom Ltd.                            24          11

Vodafone Group PLC                         167,200     18,852
sponsored ADR

                                                       18,993

ELECTRIC UTILITY - 0.1%

PG&E Corp.                                 562,700     17,971

TELEPHONE SERVICES - 2.8%

AT&T Corp.                                 1,489,500   87,043

Bell Atlantic Corp.                        250,000     12,109

Global TeleSystems                         440,000     14,850
Group, Inc. (a)

MCI WorldCom,                              2,355,786   115,139
Inc. (a)

Pathnet, Inc.                              13,610      204
warrants
4/15/08 (a)(f)

Qwest                                      887,848     27,801
Communications
International,
Inc. (a)

SBC                                        798,980     35,505
Communications,
Inc.

Telebras sponsored                         456,100     32,127
ADR (a)

WinStar                                    200,000     4,750
Communications,
Inc. (a)

                                                       329,528

TOTAL UTILITIES                                        366,492

TOTAL COMMON STOCKS                                    5,602,798
(Cost $5,232,990)


NONCONVERTIBLE PREFERRED STOCKS - 1.3%

                                                            SHARES              VALUE (NOTE 1)
                                                                                (000S)

CONSTRUCTION & REAL ESTATE - 0.2%

REAL ESTATE INVESTMENT TRUSTS - 0.2%

California Federal Preferred Capital Corp. $2.28             621,326            $ 15,844

Crown America Realty Trust Series A, $5.50                   37,592              1,849

Walden Residential Properties, Inc. $2.30                    141,900             3,317

                                                                                 21,010

FINANCE - 0.1%

CREDIT & OTHER FINANCE - 0.0%

Fresenius Medical Care Capital Trust II 7.875%               3,769               3,536

INSURANCE - 0.1%

American Annuity Group Capital Trust II 8.75%                4,320               4,320

SIG Capital Trust I 9.5%                                     4,358               4,196

                                                                                 8,516

TOTAL FINANCE                                                                    12,052

MEDIA & LEISURE - 0.6%

BROADCASTING - 0.5%

Adelphia Communications Corp. $13.00                         31,848              3,678

CSC Holdings, Inc. 11.125% pay-in-kind                       235,464             25,901

Echostar Communications Corp. 12.125% pay-in-kind            5,895               5,689

Granite Broadcasting Corp. 12.75% pay-in-kind                6,626               6,626

SFX Broadcasting, Inc. 12.625% pay-in-kind                   39,011              4,642

Sinclair Capital 11.625%                                     82,440              8,656

                                                                                 55,192

PUBLISHING - 0.1%

PRIMEDIA, Inc.:

$9.20                                                        68,349              6,630

Series D, $10.00                                             91,921              9,100

                                                                                 15,730

TOTAL MEDIA & LEISURE                                                            70,922

RETAIL & WHOLESALE - 0.0%

GROCERY STORES - 0.0%

Supermarkets General Holdings Corp. $3.52 pay-in-kind (a)    70,123              1,455

NONCONVERTIBLE PREFERRED STOCKS - CONTINUED

                                                            SHARES              VALUE (NOTE 1)
                                                                                (000S)

TECHNOLOGY - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%

Intermedia Communications, Inc. 13.5% pay-in-kind            4,737              $ 5,211

UTILITIES - 0.4%

CELLULAR - 0.2%

Nextel Communications, Inc. 11.125% pay-in-kind              22,031              19,277

TELEPHONE SERVICES - 0.2%

Hyperion Telecommunication, Inc. 12.875% pay-in-kind         6,051               4,962

IXC Communications, Inc. 12.5% pay-in-kind                   4,687               4,968

NEXTLINK Communications, Inc. 14% pay-in-kind                219,257             11,401

                                                                                 21,331

TOTAL UTILITIES                                                                  40,608

TOTAL NONCONVERTIBLE PREFERRED STOCKS                                             151,258
(Cost $153,760)



CORPORATE BONDS - 20.9%

                                         MOODY'S RATINGS  PRINCIPAL
                                        (UNAUDITED) (B)   AMOUNT (000S)

CONVERTIBLE BONDS - 0.1%

HEALTH - 0.0%

DRUGS & PHARMACEUTICALS - 0.0%

Integrated Process Equipment Corp. 6.25%            B-        $ 3,770                     2,394
9/15/04 (f)

MEDICAL FACILITIES MANAGEMENT - 0.0%

Tenet Healthcare Corp. 6% 12/1/05                   B1         3,420                      2,864

TOTAL HEALTH                                                                              5,258

NONDURABLES - 0.1%

FOODS - 0.1%

Chiquita Brands International, Inc. 7% 3/28/01      B3         5,910                      5,437

RETAIL & WHOLESALE - 0.0%

RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%

Sports Authority, Inc. (The) 5.25% 9/15/01          B1         4,740                      3,543

TOTAL CONVERTIBLE BONDS                                                                   14,238

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - 20.8%

AEROSPACE & DEFENSE - 0.3%

DEFENSE ELECTRONICS - 0.2%

Raytheon Co.:

5.95% 3/15/01                                       Baa1      $ 12,560                   $ 12,775

6.45% 8/15/02                                       Baa1       16,920                     17,600

                                                                                          30,375

SHIP BUILDING & REPAIR - 0.1%

Newport News Shipbuilding, Inc. 9.25%               B1         9,330                      9,890
12/1/06

TOTAL AEROSPACE & DEFENSE                                                                 40,265

BASIC INDUSTRIES - 0.4%

CHEMICALS & PLASTICS - 0.1%

Huntsman Corp. 9.5% 7/1/07 (f)                      B2         5,980                      5,741

Praxair, Inc. 6.625% 10/15/07                       A3         10,000                     10,460

                                                                                          16,201

PACKAGING & CONTAINERS - 0.3%

Owens-Illinois, Inc.:

7.15% 5/15/05                                       Ba1        22,680                     22,678

7.8% 5/15/18                                        Ba1        12,000                     11,433

                                                                                          34,111

TOTAL BASIC INDUSTRIES                                                                    50,312

CONSTRUCTION & REAL ESTATE - 0.4%

BUILDING MATERIALS - 0.0%

American Standard Cos., Inc.                        Ba3        2,450                      2,459
7.375% 4/14/05

CONSTRUCTION - 0.1%

U.S. Home Corp. 8.88% 8/15/07                       B1         4,610                      4,564

REAL ESTATE - 0.1%

LNR Property Corp. 9.375% 3/15/08                   B1         7,380                      6,808

REAL ESTATE INVESTMENT TRUSTS - 0.2%

CenterPoint Properties Corp. 6.75% 4/1/05           Baa2       4,360                      4,330

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

CONSTRUCTION & REAL ESTATE - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - CONTINUED

EOP Operating LP:

6.375% 2/15/03                                      Baa1      $ 10,000                   $ 9,994

6.75% 2/15/08                                       Baa1       4,520                      4,498

Weeks Realty LP 6.875% 3/15/05                      Baa2       8,200                      8,024

                                                                                          26,846

TOTAL CONSTRUCTION & REAL ESTATE                                                          40,677

DURABLES - 0.8%

AUTOS, TIRES, & ACCESSORIES - 0.2%

Blue Bird Body Co. 10.75% 11/15/06                  B2         3,580                      3,696

Breed Technologies, Inc. 9.25% 4/15/08 (f)          B3         8,695                      7,173

Federal-Mogul Corp. 7.875% 7/1/10                   Ba2        13,570                     13,583

Oshkosh Truck Co. 8.75% 3/1/08                      B3         5,610                      5,330

                                                                                          29,782

CONSUMER DURABLES - 0.1%

Corning Consumer Products Co. 9.625%                B3         9,000                      7,245
5/1/08 (f)

HOME FURNISHINGS - 0.0%

Omega Cabinets Ltd. 10.5% 6/15/07                   B3         3,620                      3,186

TEXTILES & APPAREL - 0.5%

Levi Strauss & Co. 7% 11/1/06 (f)                   Baa2       31,050                     30,299

Nine West Group, Inc. 9% 8/15/07                    Ba3        3,640                      3,130

Unifi, Inc. 6.5% 2/1/08                             A3         8,120                      8,131

WestPoint Stevens, Inc. 7.875% 6/15/08              Ba3        7,430                      7,541

Worldtex, Inc. 9.625% 12/15/07                      B1         9,220                      8,206

                                                                                          57,307

TOTAL DURABLES                                                                            97,520

ENERGY - 0.5%

COAL - 0.1%

P&L Coal Holdings Corp. 9.625% 5/15/08 (f)          B2         7,100                      7,100

ENERGY SERVICES - 0.0%

Ocean Rig Norway AS 10.25% 6/1/08 (f)               B3         4,750                      3,598

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

ENERGY - CONTINUED

OIL & GAS - 0.4%

Chesapeake Energy Corp. 9.625% 5/1/05               B1        $ 3,130                    $ 2,739

Occidental Petroleum Corp.:

6.39% 11/9/00                                       Baa3       3,000                      3,056

8.5% 11/9/01                                        Baa2       4,370                      4,725

Oryx Energy Co.:

8% 10/15/03                                         Ba1        4,620                      4,894

8.125% 10/15/05                                     Ba1        2,470                      2,563

8.375% 7/15/04                                      Ba1        4,700                      5,030

Petroleum Geo-Services ASA 7.125% 3/30/28           Baa3       11,650                     11,242

Union Oil Co. of California 7.67% 4/19/02           Baa2       9,660                      10,287

USX-Marathon Group 6.85% 3/1/08                     Baa2       3,050                      3,165

                                                                                          47,701

TOTAL ENERGY                                                                              58,399

FINANCE - 6.3%

BANKS - 1.8%

BankBoston Corp. 6.625% 2/1/04                      A3         4,570                      4,711

BankBoston NA (Bearer) 6.375% 3/25/08               A2         3,400                      3,427

BanPonce Corp. 6.665% 3/5/01                        A3         13,900                     14,327

BanPonce Financial Corp. 7.72% 4/13/00              A3         7,000                      7,229

Barclays Bank PLC yankee 5.95% 7/15/01              A1         24,650                     25,088

Capital One Bank:

6.375% 2/15/03                                      Baa3       9,860                      10,073

6.42% 11/12/99                                      Baa3       14,000                     14,070

7.35% 6/20/00                                       Baa3       3,925                      4,017

8.125% 3/1/00                                       Baa3       8,575                      8,822

Capital One Financial Corp. 7.125% 8/1/08           Ba1        11,450                     11,696

Citicorp 5.625% 2/15/01                             Aa3        8,100                      8,158

Den Danske Bank AS 6.375% 6/15/08 (f)(i)            A1         22,050                     22,568

Fleet Credit Card LLC 6.45% 10/30/00                A1         6,100                      6,249

Fleet/Norstar Financial Group, Inc. 9.9%            A3         6,400                      7,140
6/15/01

Huntington National Bank 5.875% 1/15/01             A1         6,820                      6,923

NationsBank NA 5.92% 6/8/01                         Aa2        18,250                     18,621

NB Capital Trust IV 8.25% 4/15/27                   Aa2        6,625                      7,275

Providian National Bank 6.7% 3/15/03                Baa3       8,450                      8,866

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

FINANCE - CONTINUED

BANKS - CONTINUED

Summit Bancorp 8.625% 12/10/02                      BBB+      $ 5,500                    $ 6,163

Union Planters National Bank 6.81% 8/20/01          A3         10,000                     10,389

                                                                                          205,812

CREDIT & OTHER FINANCE - 3.7%

Ahmanson Capital Trust I 8.36% 12/1/26 (f)          Baa2       13,000                     14,272

Associates Corp. of North America 6% 4/15/03        Aa3        10,650                     10,979

AT&T Capital Corp.:

6.16% 12/3/99                                       Baa3       9,000                      9,111

6.25% 5/15/01                                       Baa3       14,800                     15,034

6.41% 8/13/99                                       Baa3       24,000                     24,202

BankAmerica Capital II 8% 12/15/26                  Aa2        8,200                      8,859

BanPonce Trust I 8.327% 2/1/27                      A3         20,520                     20,983

BCH Cayman Islands Ltd. yankee 7.7% 7/15/06         A2         1,280                      1,355

Countrywide Funding Corp. 6.45% 2/27/03             A3         10,900                     11,309

ERP Operating LP 6.55% 11/15/01                     A3         3,900                      3,955

Farmers Insurance Exchange Capital 7.05%            A2         7,240                      7,314
7/15/28 (f)

Finova Capital Corp. 6.12% 5/28/02                  Baa1       7,000                      7,164

First Security Capital I 8.41% 12/15/26             A3         5,290                      5,906

Ford Motor Credit Co.:

global 7% 9/25/01                                   A1         19,000                     19,879

5.73% 2/23/00                                       A1         11,500                     11,606

5.83% 2/28/00                                       A1         22,550                     22,790

6.2% 3/12/01                                        A1         10,000                     10,254

6.57% 3/19/01                                       A1         11,300                     11,684

General Electric Capital Corp. 6.94%                Aaa        22,500                     22,662
4/13/09 (e)

General Motors Acceptance Corp. 6.75%               A3         22,160                     23,213
7/10/02

GS Escrow Corp.:

7% 8/1/03 (f)                                       Ba1        5,700                      5,692

7.125% 8/1/05 (f)                                   Ba1        20,250                     19,992

Heller Financial, Inc.:

6.25% 3/1/01                                        A3         13,690                     13,966

7.875% 11/1/99                                      A3         15,530                     15,917

KeyCorp Institutional Capital A 7.826%              A1         11,420                     12,178
12/1/26

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - CONTINUED

Macsaver Financial Services, Inc. 7.6% 8/1/07       Ba1       $ 8,000                    $ 5,960

Mellon Capital I 7.72% 12/1/26                      A2         5,470                      5,796

Money Store, Inc. 7.3% 12/1/02                      A2         8,750                      9,336

Morgan Guaranty Trust Co., NY 5.5438%               -          29,000                     28,986
9/27/99 (i)

Nordstrom Credit, Inc. 7.25% 4/30/02                A2         10,500                     11,195

Premier Auto Trust 5.45% 6/8/99                     -          29,000                     29,073

Time Warner Telecom LLC/Time Warner Telecom,        B2         1,830                      1,830
Inc. 9.75% 7/15/08

U.S. Bancorp 8.09% 11/15/26                         A1         8,200                      8,950

UNICCO Service Co./UNICCO Finance Corp.             B3         6,510                      6,022
9.875% 10/15/07

                                                                                          437,424

SAVINGS & LOANS - 0.5%

Chevy Chase Savings Bank FSB 9.25% 12/1/08          B1         4,910                      4,763

First Nationwide Parent Holdings Ltd. 12.5%         Ba3        8,210                      9,480
4/15/03

Great Western Finance Trust II 8.206% 2/1/27        A3         12,350                     13,411

Great Western Financial Corp. 8.6% 2/1/02           A3         7,000                      7,632

Home Savings of America FSB 6.5% 8/15/04            A3         8,080                      8,388

Long Island Savings Bank FSB:

6.2% 4/2/01                                         Baa3       10,550                     10,651

7% 6/13/02                                          Baa3       9,680                      10,103

                                                                                          64,428

SECURITIES INDUSTRY - 0.3%

Amvescap PLC 6.375% 5/15/03                         A3         6,150                      6,320

Morgan Stanley, Dean Witter, Discover & Co.         -          25,400                     25,398
5.75% 1/15/99 (i)

                                                                                          31,718

TOTAL FINANCE                                                                             739,382

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

HEALTH - 0.4%

MEDICAL EQUIPMENT & SUPPLIES - 0.2%

Graham-Field Health Products, Inc. 9.75%            Caa1      $ 6,340                    $ 3,741
8/15/07

McKesson Corp. 6.6% 3/1/00                          A3         13,610                     13,848

                                                                                          17,589

MEDICAL FACILITIES MANAGEMENT - 0.2%

Fountain View, Inc. 11.25% 4/15/08 (f)              Caa1       5,260                      4,629

Integrated Health Services, Inc. 9.25% 1/15/08      B2         6,480                      6,156

Magellan Health Services, Inc. 9% 2/15/08 (f)       B3         3,550                      3,035

Tenet Healthcare Corp.:

8.125% 12/1/08 (f)                                  Ba3        3,480                      3,506

8.625% 1/15/07                                      Ba3        9,690                      10,029

                                                                                          27,355

TOTAL HEALTH                                                                              44,944

INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%

ELECTRICAL EQUIPMENT - 0.0%

Motors & Gears, Inc. 10.75% 11/15/06                B3         1,170                      1,147

INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%

Bucyrus International, Inc. 9.75% 9/15/07           B1         9,950                      7,463

Roller Bearing Holding, Inc. 0% 6/15/09 (d)(f)      -          9,790                      5,727

Thermadyne Manufacturing LLC 9.875% 6/1/08          B3         2,270                      1,998

Tyco International Group SA yankee:

6.125% 6/15/01                                      Baa1       18,270                     18,656

6.375% 6/15/05                                      Baa1       7,690                      8,106

                                                                                          41,950

POLLUTION CONTROL - 0.2%

Envirosource, Inc. 9.75% 6/15/03                    B3         2,400                      2,196

WMX Technologies, Inc.:

6.25% 10/15/00                                      Baa3       5,750                      5,853

7.1% 8/1/26                                         Baa3       13,025                     13,988

8.25% 11/15/99                                      Baa3       3,675                      3,788

                                                                                          25,825

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                                    68,922

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

MEDIA & LEISURE - 5.4%

BROADCASTING - 3.7%

ACME Television LLC/ACME Financial Corp. 0%         B3        $ 4,730                    $ 3,666
9/30/04 (d)

Adelphia Communications Corp.:

9.5% 2/15/04 pay-in-kind                            B2         17,344                     17,763

9.875% 3/1/07                                       B2         8,990                      9,709

Allbritton Communications Co. 8.875% 2/1/08         B3         4,000                      3,960

Ascent Entertainment Group, Inc. 0%                 B3         5,500                      3,025
12/15/04 (d)

CBS Radio, Inc. 11.375% 1/15/09 pay-in-kind         -          8,094                      9,146

Century Communications Corp.:

0% 1/15/08                                          Ba3        29,330                     13,858

8.75% 10/1/07                                       Ba3        3,230                      3,392

Chancellor Media Corp. 9% 10/1/08 (f)               Ba3        8,140                      8,181

Classic Communications, Inc. 0% 8/1/08              Caa1       940                        526
Unit (d)(f)

Clear Channel Communications, Inc. 6.875%           Baa3       9,100                      8,957
6/15/18

Comcast UK Cable Partners Ltd. 0%                   B2         9,190                      7,582
11/15/07 (d)

Continental Cablevision, Inc.:

8.3% 5/15/06                                        Baa3       4,125                      4,666

8.625% 8/15/03                                      Baa3       8,070                      9,001

9% 9/1/08                                           Baa3       8,500                      10,223

CSC Holdings, Inc.:

9.25% 11/1/05                                       B1         4,110                      4,336

9.875% 5/15/06                                      B1         4,825                      5,139

10.5% 5/15/16                                       B1         5,120                      5,786

Diamond Cable Communications PLC yankee 0%          Caa1       3,935                      3,148
12/15/05 (d)

Echostar Communications Corp. 0% 6/1/04 (d)         B2         3,830                      3,706

Echostar Satellite Broadcasting Corp. 0%            B3         3,180                      2,830
3/15/04 (d)

Falcon Holdings Group LP/Falcon Funding:

0% 4/15/10 (d)                                      B2         21,990                     14,898

8.375% 4/15/10                                      B2         4,950                      4,962

Fox/Liberty Networks LLC/FLN Finance, Inc. 0%       B1         4,895                      3,255
8/15/07 (d)

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

FrontierVision Holdings LP/FrontierVision           Caa1      $ 10,470                   $ 8,428
Holdings Capital Corp. 0% 9/15/07 (d)

FrontierVision Operating Partners LP/               B3         13,060                     14,301
FrontierVision Capital Corp. 11% 10/15/06

Granite Broadcasting Corp.:

8.875% 5/15/08                                      B3         6,840                      6,413

9.375% 12/1/05                                      B3         8,290                      8,103

10.375% 5/15/05                                     B3         2,450                      2,487

Hearst-Argyle Television, Inc. 7.5% 11/15/27        Baa3       10,820                     11,188

Intermedia Capital Partners IV LP / Intermedia      B2         4,150                      4,607
Partners IV Capital Corp. 11.25% 8/1/06

International Cabletel, Inc. 0% 2/1/06 (d)          B3         5,560                      4,392

Iridium Operating LLC/Iridium Capital Corp.         B3         11,360                     9,145
11.25% 7/15/05

Lenfest Communications, Inc. 8.25% 2/15/08          B2         2,430                      2,454

LIN Holdings Corp. 0% 3/1/08 (d)(f)                 B3         930                        608

NTL, Inc.:

0% 4/1/08 (d)(f)                                    B3         22,350                     13,466

10% 2/15/07                                         B3         6,340                      6,403

Olympus Communications LP/Olympus Capital           B1         3,530                      3,883
Corp. 10.625% 11/15/06

Orion Network Systems, Inc.:

0% 1/15/07 (d)                                      B2         4,800                      3,000

11.25% 1/15/07                                      B2         2,020                      1,869

Pegasus Communications Corp. 9.625%                 B3         3,610                      3,466
10/15/05

Renaissance Media Group LLC/Renaissance 0%          B3         6,655                      4,475
4/15/08 (d)(f)

Rogers Cablesystems Ltd. yankee 11% 12/1/15         B2         5,370                      6,068

Satelites Mexicanos SA de CV 10.125%                B3         9,030                      6,050
11/1/04 (f)

Sinclair Broadcast Group, Inc. 8.75% 12/15/07       B2         6,050                      5,959

TCI Communications Financing III 9.65%              Ba2        13,740                     16,351
3/31/27

TCI Communications, Inc.:

6.375% 5/1/03                                       Baa3       1,235                      1,291

8.25% 1/15/03                                       Baa3       430                        478

8.75% 8/1/15                                        Baa3       13,230                     16,528

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

TCI Communications, Inc.: - continued

9.25% 4/15/02                                       Baa3      $ 8,500                    $ 9,539

9.8% 2/1/12                                         Baa3       12,130                     16,214

Telewest PLC:

yankee 0% 10/1/07 (d)                               B1         23,800                     19,457

9.625% 10/1/06                                      B1         1,660                      1,668

Time Warner, Inc.:

6.875% 6/15/18                                      Baa3       12,180                     12,586

7.75% 6/15/05                                       Baa3       10,350                     11,539

7.95% 2/1/00                                        Baa3       12,800                     13,219

8.18% 8/15/07                                       Baa3       14,375                     16,757

UIH Australia/Pacific, Inc. 0% 5/15/06 (d)          B2         5,930                      2,372

United International Holdings, Inc. 0%              B3         15,380                     7,306
2/15/08 (d)

                                                                                          433,785

ENTERTAINMENT - 0.8%

AMC Entertainment, Inc. 9.5% 3/15/09                B2         9,235                      8,589

American Skiing Co. 12% 7/15/06                     B3         8,130                      8,293

Bally Total Fitness Holding Corp. 9.875%            B3         5,450                      5,096
10/15/07

Cinemark USA, Inc. 8.5% 8/1/08                      B2         9,030                      8,691

Livent, Inc. 9.375% 10/15/04                        B1         1,220                      817

Paramount Communications, Inc. 7.5% 1/15/02         Ba2        3,885                      4,069

Premier Parks, Inc. 0% 4/1/08 (d)                   B3         5,340                      3,311

United Artists Theatre Co. 9.75% 4/15/08            Caa1       4,430                      4,098

Viacom, Inc.:

6.75% 1/15/03                                       Ba2        17,450                     17,917

7.75% 6/1/05                                        Ba2        32,750                     35,365

8% 7/7/06                                           B1         2,970                      2,985

                                                                                          99,231

LODGING & GAMING - 0.3%

Aladdin Gaming Holdings/Aladdin Capital             Caa2       6,710                      1,946
Corp. 0% 3/1/10 (d)

Courtyard by Marriott II LP/Courtyard II Finance    B-         3,800                      3,933
Co. 10.75% 2/1/08

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - CONTINUED

HMH Properties, Inc.:

7.875% 8/1/05                                       Ba2       $ 4,300                    $ 4,311

7.875% 8/1/08                                       Ba2        19,650                     19,404

Signature Resorts, Inc. 9.75% 10/1/07               B3         5,160                      3,664

Sun International Hotels Ltd./Sun International     Ba3        3,120                      3,182
North America, Inc. yankee 9% 3/15/07

                                                                                          36,440

PUBLISHING - 0.5%

Garden State Newspapers, Inc. Series B, 8.75%       B1         16,077                     15,474
10/1/09

News America Holdings, Inc.:

7.7% 10/30/25                                       Baa3       14,260                     15,250

8.5% 2/15/05                                        Baa3       13,525                     15,243

News America, Inc. 7.25% 5/18/18                    Baa3       8,460                      8,666

                                                                                          54,633

RESTAURANTS - 0.1%

Host Marriott Travel Plazas, Inc. 9.5% 5/15/05      Ba3        10,180                     10,384

NE Restaurant Co., Inc. 10.75% 7/15/08 (f)          B3         2,880                      2,808

                                                                                          13,192

TOTAL MEDIA & LEISURE                                                                     637,281

NONDURABLES - 0.6%

FOODS - 0.1%

ConAgra, Inc. 7.125% 10/1/26                        Baa1       13,500                     14,574

HOUSEHOLD PRODUCTS - 0.1%

Revlon Consumer Products Corp. 8.625%               B3         13,880                     13,533
2/1/08

TOBACCO - 0.4%

Philip Morris Companies, Inc.:

6.95% 6/1/06                                        A2         12,680                     13,478

7% 7/15/05                                          A2         13,480                     14,413

7.25% 9/15/01                                       A2         13,780                     14,434

                                                                                          42,325

TOTAL NONDURABLES                                                                         70,432

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

RETAIL & WHOLESALE - 1.3%

APPAREL STORES - 0.1%

AnnTaylor, Inc. 8.75% 6/15/00                       B3        $ 8,270                    $ 8,105

Specialty Retailers, Inc. 8.5% 7/15/05              Ba3        2,280                      2,109

                                                                                          10,214

GENERAL MERCHANDISE STORES - 0.5%

Dayton Hudson Corp.:

6.8% 10/1/01                                        A3         9,500                      9,915

7.5% 7/15/06                                        A3         9,000                      10,087

Federated Department Stores, Inc.:

6.79% 7/15/27                                       Baa2       8,750                      9,247

7% 2/15/28                                          Baa2       10,800                     10,910

8.125% 10/15/02                                     Baa2       6,340                      6,925

K mart Corp.:

7.75% 10/1/12                                       Ba2        670                        677

8.25% 1/1/22                                        Ba2        5,420                      5,352

12.5% 3/1/05                                        Ba2        7,160                      8,807

                                                                                          61,920

GROCERY STORES - 0.5%

Ameriserve Food Distribution, Inc. 8.875%           B1         2,870                      2,540
10/15/06

Kroger Co. 6% 7/1/00                                Baa3       15,800                     16,008

Meyer (Fred), Inc. 7.45% 3/1/08                     Ba2        9,320                      9,739

Mrs. Fields Original Cookies, Inc. 10.125%          B2         2,870                      2,669
12/1/04

Pathmark Stores, Inc.:

9.625% 5/1/03                                       Caa1       18,870                     18,021

12.625% 6/15/02                                     Caa2       3,530                      3,327

Pueblo Xtra International, Inc.:

9.5% 8/1/03                                         B3         7,410                      6,669

9.5% 8/1/03                                         B3         2,300                      2,070

                                                                                          61,043

RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%

Amazon.com, Inc. 0% 5/1/08 (d)                      Caa2       5,730                      3,094

Central Tractor Farm & Country, Inc. 10.625%        B2         1,820                      1,765
4/1/07

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED

J Crew Operating Corp. 10.375% 10/15/07             Caa1      $ 4,900                    $ 3,920

Metals USA, Inc. 8.625% 2/15/08                     B2         7,760                      6,751

                                                                                          15,530

TOTAL RETAIL & WHOLESALE                                                                  148,707

SERVICES - 0.2%

PRINTING - 0.0%

Sullivan Graphics, Inc. 12.75% 8/1/05               Caa1       4,180                      4,222

SERVICES - 0.2%

Borg-Warner Security Corp. 9.625% 3/15/07           B3         2,750                      3,025

Iron Mountain, Inc. 8.75% 9/30/09                   B3         3,655                      3,618

La Petite Academy, Inc./La Petite Academy           B3         7,560                      7,314
Holding Co. 10% 5/15/08

Medaphis Corp. 9.5% 2/15/05                         B2         8,450                      7,436

                                                                                          21,393

TOTAL SERVICES                                                                            25,615

TECHNOLOGY - 0.5%

COMPUTER SERVICES & SOFTWARE - 0.2%

Federal Data Corp. 10.125% 8/1/05                   B3         10,250                     9,251

ICG Services, Inc. 0% 5/1/08 (d)                    -          12,630                     6,126

PSINet, Inc. 10% 2/15/05                            B3         1,990                      1,990

                                                                                          17,367

COMPUTERS & OFFICE EQUIPMENT - 0.2%

Comdisco, Inc.:

6.375% 11/30/01                                     Baa1       13,775                     14,146

7.21% 7/2/01                                        Baa1       12,000                     12,575

                                                                                          26,721

ELECTRONIC INSTRUMENTS - 0.1%

Telecommunications Techniques Co. 9.75%             B3         6,230                      5,669
5/15/08 (f)

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

TECHNOLOGY - CONTINUED

ELECTRONICS - 0.0%

Fairchild Semiconductor Corp. 11.74% 3/15/08        -         $ 6,074                    $ 4,888
pay-in-kind (k)

TOTAL TECHNOLOGY                                                                          54,645

TRANSPORTATION - 1.0%

AIR TRANSPORTATION - 0.4%

Atlas Air, Inc. 9.25% 4/15/08 (f)                   B3         13,265                     12,403

Delta Air Lines, Inc. 9.875% 5/15/00                Baa3       6,000                      6,394

Kitty Hawk, Inc. 9.95% 11/15/04                     B1         13,128                     13,194

US Air, Inc. 9.625% 2/1/01                          B1         3,960                      4,059

US Airways Group, Inc. 10.375% 3/1/13               Ba2        7,185                      7,634

                                                                                          43,684

RAILROADS - 0.5%

Burlington Northern Santa Fe Corp. 7.29%            Baa2       10,500                     11,879
6/1/36

Canadian National Railway Co. 6.9% 7/15/28          Baa2       9,010                      9,241

CSX Corp. 6.46% 6/22/05                             Baa2       13,650                     14,289

Norfolk Southern Corp. 7.05% 5/1/37                 Baa1       21,900                     24,143

Wisconsin Central Transportation Corp. 6.625%       Baa2       4,870                      5,048
4/15/08

                                                                                          64,600

SHIPPING - 0.1%

Amer Reefer Co. Ltd. 10.25% 3/1/08                  B1         2,200                      1,782

Cenargo International PLC 9.75% 6/15/08 (f)         Ba3        5,360                      4,342

Holt Group, Inc. 9.75% 1/15/06 (f)                  Caa1       4,970                      3,479

                                                                                          9,603

TOTAL TRANSPORTATION                                                                      117,887

UTILITIES - 2.1%

CELLULAR - 0.8%

AirTouch Communications, Inc. 6.35% 6/1/05          Baa2       18,260                     19,218

Cable & Wireless Communications PLC 6.375%          Baa1       14,020                     14,334
3/6/03

McCaw International Ltd. 0% 4/15/07 (d)             Caa1       26,890                     12,638

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Millicom International Cellular SA 0%               Caa1      $ 6,510                    $ 4,004
6/1/06 (d)

Nextel Communications, Inc.:

0% 9/15/07 (d)                                      B2         3,156                      2,004

0% 10/31/07 (d)                                     B2         26,320                     15,858

0% 2/15/08 (d)                                      B2         6,125                      3,598

Nextel International, Inc. 0% 4/15/08 (d)           Caa1       14,540                     5,816

Pagemart Nationwide, Inc. 0% 2/1/05 (d)             B3         630                        564

PageMart Wireless, Inc. 0% 2/1/08 (d)               Caa2       5,120                      2,739

Rogers Communications, Inc. 8.875% 7/15/07          B2         9,980                      9,780

Teligent, Inc.:

0% 3/1/08 (d)                                       Caa1       7,010                      2,751

11.5% 12/1/07                                       Caa1       5,500                      4,290

                                                                                          97,594

ELECTRIC UTILITY - 0.5%

Avon Energy Partners Holdings:

6.46% 3/4/08 (f)                                    Baa2       10,920                     11,191

6.73% 12/11/02 (f)                                  Baa2       13,550                     14,134

Israel Electric Corp. Ltd.:

yankee 7.875% 12/15/26 (f)                          A3         6,380                      6,348

7.75% 12/15/27 (f)                                  A3         12,960                     12,306

Niagara Mohawk Power Corp. 7.75% 10/1/08            Ba3        5,830                      6,209

Texas Utilities Co. 6.375% 1/1/08                   Baa3       5,470                      5,550

                                                                                          55,738

TELEPHONE SERVICES - 0.8%

Dobson Wireline Co. 12.25% 6/15/08 (f)              -          12,690                     11,040

GST Network Funding, Inc. 0% 5/1/08 (d)(f)          -          5,450                      2,616

Hyperion Telecommunications, Inc.:

0% 4/15/03 (d)                                      B3         7,380                      5,037

12.25% 9/1/04                                       B3         8,130                      7,967

Level 3 Communications, Inc. 9.125% 5/1/08          B3         5,710                      5,367

McLeodUSA, Inc.:

0% 3/1/07 (d)                                       B2         6,005                      4,369

9.25% 7/15/07                                       B2         2,000                      2,055

NEXTLINK Communications, Inc. 9.625%                B3         10,240                     9,933
10/1/07

CORPORATE BONDS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

NONCONVERTIBLE BONDS - CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Pathnet, Inc. 12.25% 4/15/08 (f)                    -         $ 13,610                   $ 10,344

WinStar Communications, Inc. 11%                    -          11,160                     7,645
3/15/08 (d)

WorldCom, Inc.:

7.75% 4/1/07                                        Baa2       3,890                      4,444

8.875% 1/15/06                                      Baa2       9,729                      10,672

9.375% 1/15/04                                      Baa2       10,620                     11,095

                                                                                          92,584

TOTAL UTILITIES                                                                           245,916

TOTAL NONCONVERTIBLE BONDS                                                                2,440,904

TOTAL CORPORATE BONDS                                                         2,455,142
(Cost $2,474,187)



U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 3.4%



U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.8%

Fannie Mae:

5.75% 6/15/05                                                   Aaa       3,555                    3,740

6% 5/15/08                                                      Aaa       2,840                    3,062

7.49% 3/2/05                                                    Aaa       4,725                    5,403

Federal Home Loan Bank:

7.7% 9/20/04                                                    Aaa       2,360                    2,708

8.09% 12/28/04                                                  Aaa       11,000                   12,911

Financing Corp. 0% 4/5/02                                       Aaa       2,276                    1,945

Financing Corp. Coupon Strip:

0% 5/11/02                                                      Aaa       2,275                    1,929

0% 8/8/05                                                       Aaa       5,482                    3,953

0% 11/30/05                                                     Aaa       1,666                    1,182

Freddie Mac 7.35% 3/22/05                                       Aaa       5,000                    5,684

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

U.S. Department of Housing and Urban
Development government guaranteed
participation certificates Series 1996-A:

6.73% 8/1/02                                                    Aaa      $ 22,400                 $ 23,738

6.83% 8/1/03                                                    Aaa       11,700                   12,634

7.57% 8/1/13                                                    Aaa       10,090                   11,564

                                                                                                   90,453

U.S. TREASURY OBLIGATIONS - 2.6%

U.S. Treasury Bills, yield at date of purchase                            10,975                   10,966
4.97% to 4.98% 10/8/98 (h)

U.S. Treasury Bonds:

6.5% 11/15/26                                                   Aaa       7,140                    8,519

7.125% 2/15/23                                                  Aaa       1,738                    2,194

7.625% 2/15/25                                                  Aaa       112,455                  151,411

8.875% 2/15/19                                                  Aaa       1,360                    1,987

10.75% 5/15/03                                                  Aaa       13,750                   17,351

10.75% 8/15/05                                                  Aaa       5,080                    6,938

11.75% 2/15/10 (callable)                                       Aaa       21,750                   30,243

12.75% 11/15/10 (callable)                                      Aaa       17,680                   26,302

U.S. Treasury Notes:

5.375% 2/15/01                                                  Aaa       5,400                    5,522

5.5% 5/31/03                                                    Aaa       3,100                    3,252

5.625% 11/30/99                                                 Aaa       24,473                   24,771

5.875% 2/15/00                                                  Aaa       1,885                    1,919

6.625% 6/30/01                                                  Aaa       6,600                    6,977

7% 7/15/06                                                      Aaa       6,340                    7,386

7.875% 11/15/04                                                 Aaa       3,500                    4,143

                                                                                                   309,881

TOTAL U.S. GOVERNMENT AND                                                                400,334
GOVERNMENT AGENCY OBLIGATIONS
(Cost $372,533)



U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 7.5%

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

FANNIE MAE - 5.0%

5.5% 6/17/03 to 9/1/13                                       Aaa      $ 19,229                 $ 19,218

6% 4/5/03 to 4/1/28                                          Aaa       207,530                  209,296

6.5% 1/1/13 to 7/1/28                                        Aaa       158,464                  161,330

7% 10/1/28 (g)(m)                                            Aaa       133,962                  137,730

7.5% 8/1/24 to 7/1/28                                        Aaa       61,940                   63,899

                                                                                                591,473

FREDDIE MAC - 0.6%

5.5% 5/11/03                                                 Aaa       10,398                   10,365

6% 10/1/23 to 9/1/25                                         Aaa       11,998                   12,028

7% 1/22/01 to 8/1/01                                         Aaa       3,446                    3,475

7.5% 6/1/25 to 4/1/28                                        Aaa       48,832                   50,313

8.5% 2/1/19 to 8/1/22                                        Aaa       273                      285

                                                                                                76,466

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.9%

6% 10/15/08 to 12/15/10                                      Aaa       27,976                   28,493

6.5% 12/15/07 to 8/15/09                                     Aaa       55,242                   56,660

7% 2/15/28 to 7/15/28                                        Aaa       57,407                   59,254

7.5% 3/15/22 to 8/15/28                                      Aaa       68,547                   71,072

8% 4/15/24 to 12/15/25                                       Aaa       4,411                    4,596

                                                                                                220,075

TOTAL U.S. GOVERNMENT AGENCY -                                                        888,014
MORTGAGE-BACKED SECURITIES
(Cost $858,134)



COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%



PRIVATE SPONSOR - 0.0%

Credit-Based Asset Servicing and Securitization    Ba3       3,400        1,422
LLC Series 1997-2 Class 2-B, 7.2236%
12/29/25 (f)(i)
(Cost $1,807)



ASSET-BACKED SECURITIES - 2.6%

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

Airplanes Pass Through Trust 10.875%             Ba2       $ 14,820                 $ 15,339
3/15/19

BankAmerica Manufacturing Housing Contract       Aaa        9,930                    10,070
6.2% 4/10/09

Capita Equipment Receivables Trust 6.48%         Baa2       8,150                    8,298
10/15/06

Chase Manhattan Auto Owner Trust 5.85%           Aaa        12,180                   12,397
5/15/03

Chevy Chase Auto Receivables Trust 5.91%         Aaa        6,597                    6,678
12/15/04

Contimortgage Home Equity Loan Trust 6.26%       Aaa        13,310                   13,368
7/15/12

CPS Auto Grantor Trust:

6.09% 11/15/03                                   Aaa        8,707                    8,742

6.55% 8/15/02                                    Aaa        5,965                    6,036

CPS Auto Receivables Trust 6% 8/15/03            Aaa        14,889                   15,056

CSXT Trade Receivables Master Trust 6%           Aaa        12,240                   12,710
7/25/04

Dayton Hudson Credit Card Master Trust 6.25%     Aaa        13,300                   13,921
8/25/05

Ford Credit Auto Owner Trust:

6.2% 12/15/02                                    Baa3       7,380                    7,517

6.4% 5/15/02                                     A1         10,051                   10,276

6.4% 12/15/02                                    Baa3       4,070                    4,090

Green Tree Financial Corp.:

6.5% 6/15/27                                     Aaa        3,531                    3,535

6.68% 1/15/29                                    AAA        18,680                   19,217

6.8% 6/15/27                                     Aaa        6,500                    6,579

Key Auto Finance Trust 6.3% 10/15/03             A2         9,352                    9,396

MBNA Master Credit Card Trust II 6.55%           Aaa        26,970                   28,619
1/15/07

Olympic Automobile Receivables Trust:

6.4% 9/15/01                                     Aaa        13,560                   13,751

6.7% 3/15/02                                     Aaa        6,680                    6,801

Petroleum Enhanced Trust Receivables Offering    Baa2       8,996                    8,993
Petroleum Trust 6.125% 2/5/03 (f)(i)

Premier Auto Trust:

6% 5/6/00                                        Aaa        3,517                    3,520

6.34% 1/6/03                                     Aaa        20,000                   20,500

ASSET-BACKED SECURITIES - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

Prime Credit Card Master Trust 6.75% 11/15/05    Aaa       $ 14,250                 $ 14,940

UAF Auto Grantor Trust 6.1% 1/15/03 (f)          Aaa        12,685                   12,776

WFS Financial Owner Trust 6.55% 10/20/04         Aaa        11,150                   11,401

TOTAL ASSET-BACKED SECURITIES                                              304,526
(Cost $297,934)



COMMERCIAL MORTGAGE SECURITIES - 2.9%

                                              MOODY'S RATINGS
                                              (UNAUDITED) (B)

Atherton Franchisee Loan Funding LLP Series               BB         2,047                    1,658
1998-A Class E, 8.25% 5/15/20 (f)

Bankers Trust Remic Trust 1988-1 Series                   Ba2        3,301                    3,205
1998-S1A Class G, 8.6764% 11/28/02 (f)(i)

Bardell Associates Note Trust 12.5%,                      -          16,577                   17,613
11/1/08 (k)

Berkeley Federal Bank & Trust FSB Series 1994             -          2,280                    1,778
Class 1-B 7.7518% 8/1/24 (f)(i)

BKB Commercial Mortgage Trust Series 1997-C1              BBB        5,378                    5,495
Class D, 7.83% 2/25/43 (f)(i)

CBM Funding Corp. sequential pay Series
1996-1:

Class A-3PI, 7.08% 11/1/07                                AA         8,220                    8,685

Class B, 7.48% 2/1/08                                     A          6,410                    6,815

CS First Boston Mortgage Securities Corp.:

Series 1997-C2 Class D, 7.27% 1/17/35                     Baa2       14,700                   14,728

Series 1998-C1 Class D, 7.17% 1/17/12                     BBB        13,430                   13,720

Series 1998-FLI Class E, 6.5063%                          Baa2       14,600                   14,431
1/10/13 (f)(i)

Deutsche Mortgage & Asset Receiving Corp.                 Baa2       11,800                   12,272
Series 1998-C1 Class D, 7.231% 7/15/12

Equitable Life Assurance Society of the United
States (The):

sequential pay Series 174 Class A1, 7.24%                 Aaa        16,800                   18,337
5/15/06 (f)

Series 174:

Class B1, 7.33% 5/15/06 (f)                               Aa2        10,400                   11,244

Class D1, 7.77% 5/15/06 (f)                               Baa2       6,800                    7,180

Series 1996-1 Class C1, 7.52% 5/15/06 (f)                 A2         8,000                    8,668

COMMERCIAL MORTGAGE SECURITIES - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

First Chicago/Lennar Trust I Series 1997-CHL1:

Class D, 8.1319% 4/13/39 (i)                              -         $ 2,000                  $ 1,885

Class E, 8.1319% 4/1/39 (i)                               -          3,800                    3,105

First Union-Lehman Brothers Commercial                    Aa2        31,350                   33,290
Mortgage Trust sequential pay Series 1997-C2
Class B, 6.79% 11/18/29

FMAC Loan Receivables Trust 1998-C:

Series 1997-A Class E, 8.1059%                            -          1,471                    1,242
4/15/19 (f)(i)

Series 1997-B Class E, 7.8912%                            -          2,307                    1,827
9/15/19 (f)(i)

GAFCO Franchisee Loan Trust Series 1998-1                 -          4,600                    3,729
Class D, 14.5% 6/1/16 (f)(i)

General Motors Acceptance Corp. Commercial                Ba3        1,250                    1,154
Mortgage Securities, Inc. Series 1996-C1
Class F, 7.86% 10/15/28 (f)

GS Mortgage Securities Corp. II:

Series 1997-GL Class A2-B, 6.86% 7/13/30                  Aaa        13,230                   14,031

Series 1998-GLII:

Class D, 7.1905% 4/13/31 (f)(i)                           Baa2       4,120                    4,185

Class E, 7.1905% 4/13/31 (f)(i)                           Baa3       13,588                   13,251

Kidder Peabody Acceptance Corp. I                         Aa2        3,320                    3,334
sequential pay Series 1993-M1 Class A-2,
7.15% 4/25/25

LTC Commercial Mortgage Pass Through                      AAA        8,771                    8,862
Certificates Series 1998-1 Class A, 6.029%
5/30/30 (f)

Morgan Stanley Capital I, Inc.:

Series 1998-CF1:

Class D, 7.35% 1/15/12                                    Baa2       11,142                   11,253

Class E, 7.35% 12/15/12                                   Baa3       3,848                    3,675

Series 1998-HF1 Class D, 7.1% 2/15/30 (i)                 BBB        14,900                   15,706

Nomura Asset Securities Corp. Series 1998-D6              Baa2       11,800                   12,550
Class A-4, 7.5956% 3/17/28 (i)

Nomura Depositor Trust floater Series
1998-ST1A:

Class B-2, 9.8906% 1/15/03 (f)(i)                         -          2,975                    2,711

Class B2-A, 9.8906% 2/15/34 (f)(i)                        -          500                      456

COMMERCIAL MORTGAGE SECURITIES - CONTINUED

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

Penn Mutual Life Insurance Co. (The)/Penn
Insurance & Annuity Co. Series 1996-PML:

Class K, 7.9% 11/15/26 (f)                                -         $ 750                    $ 561

Class L, 7.9% 11/15/26 (f)                                -          600                      296

Resolution Trust Corp.:

floater Series 1991-M2 Class A1, 6.7373%                  Ba3        345                      293
9/25/20 (i)

Series 1991-M2 Class A-3, 7.2498%                         Ba3        1,623                    1,347
9/25/20 (i)

Structured Asset Securities Corp.:

sequential pay Series 1996 Class A-2A,                    AAA        2,629                    2,646
7.75% 2/25/28

Series 1995-C1 Class E, 7.375% 9/25/24 (f)                BB         2,390                    2,329

Series 1996-CFL:

Class E, 7.75% 2/25/28                                    BB+        6,820                    6,997

Class G, 7.75% 2/25/28 (f)                                -          3,700                    3,427

Class H, 7.75% 2/25/28 (f)                                -          1,000                    806

Thirteen Affiliates of General Growth Properties, Inc.:

sequential pay Series A-2, 6.602%                         Aaa        10,590                   11,141
12/15/10 (f)

Series D-2, 6.992% 12/15/10 (f)                           Baa2       11,380                   11,459

Series E-2, 7.224% 12/15/10 (f)                           Baa3       6,760                    6,628

Wells Fargo Capital Markets Apartment                     Aaa        8,767                    9,066
Financing Trust Series APT Class 1, 6.56%
12/29/05 (f)

TOTAL COMMERCIAL MORTGAGE SECURITIES                                                339,071
(Cost $328,872)



FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 0.2%

                                       MOODY'S RATINGS
                                       (UNAUDITED) (B)

Export Development Corp. yankee 8.125%                        Aa2        4,880             5,002
8/10/99 (j)

Israeli State euro 6.375% 12/19/01 (j)                        Aaa        13,265            13,733

Newfoundland Province yankee 11.625%                          Baa1       5,750             8,192
10/15/07 (j)

TOTAL FOREIGN GOVERNMENT AND                                                               26,927
GOVERNMENT AGENCY OBLIGATIONS
(Cost $25,664)



SUPRANATIONAL OBLIGATIONS - 0.1%

                                       MOODY'S RATINGS        PRINCIPAL                  VALUE (NOTE 1)
                                       (UNAUDITED) (B)        AMOUNT (000S)              (000S)

Inter American Development Bank yankee 6.29%    Aaa      $ 13,000            $ 14,268
7/16/27
(Cost $12,918)


BANK NOTES - 0.2%



Key Bank NA 5.6175% 8/20/99 (i)                             25,000             24,976
(Cost $24,966)


CERTIFICATES OF DEPOSIT - 2.3%



Abbey National Treasury Services PLC euro 5.51%          27,000             27,010
12/4/98

ABN-AMRO Bank NV yankee euro 5.64% 12/14/98              28,000             28,016

Bank of Scotland Treasury Services euro 5.64%            12,000             12,009
12/29/98

Bayerische Hypotheken-und Wechselbank AG yankee          10,100             10,119
5.7% 3/30/99

Bayerische Landesbank Girozentrale yankee 5.33%          27,000             27,012
2/26/99

Canadian Imperial Bank of Commerce, New York             16,760             17,117
yankee 6.2% 8/1/00

Deutsche Bank AG yankee:

5.19% 12/1/98                                            5,000              4,999

5.94% 10/26/98                                           10,000             10,002

First National Bank of Chicago 5.65% 3/3/99              25,000             25,033

RaboBank Nederland Coop. Central yankee 5.68%            25,000             25,085
6/4/99

Societe Generale, France yankee 5.91% 10/15/98           21,600             21,603

Swiss Bank Corp. yankee 5.65% 3/24/99                    20,000             20,032

Toronto-Dominion Bank yankee 5.68% 6/4/99                25,000             25,085

Westdeutsche Landesbank Girozentrale yankee 5.63%        19,000             19,025
2/8/99

TOTAL CERTIFICATES OF DEPOSIT                                               272,147
(Cost $271,440)



COMMERCIAL PAPER - 1.8%



Citibank Credit Card Master Trust I
(Dakota Certificate Program):

5.5% 11/10/98                                        6,000                    5,965

5.53% 10/13/98                                       7,600                    7,587

COMMERCIAL PAPER - CONTINUED

                                                    PRINCIPAL                VALUE (NOTE 1)
                                                    AMOUNT (000S)            (000S)

Commonwealth Bank of Australia yankee 5.35%         $ 25,000                 $ 24,479
3/1/99

Daimler-Benz North America Corp. yankee 5.53%        8,000                    7,967
10/29/98

Enterprise Funding Corp. 5.4% 12/4/98                13,000                   12,886

General Electric Capital Corp. 5.51% 11/12/98        19,000                   18,885

Generale de Banque SA yankee 5.36% 2/24/99           22,400                   21,939

Kitty Hawk Funding Corp. 5.53% 10/23/98              19,000                   18,939

Monsanto Co.:

5.51% 12/1/98                                        7,800                    7,732

5.52% 11/3/98                                        7,000                    6,966

5.52% 11/19/98                                       5,600                    5,561

Salomon Smith Barney 5.45% 12/3/98                   25,000                   24,774

Three Rivers Funding Corp. 5.51% 12/1/98             9,113                    9,034

Transamerica Finance Corp. 5.47% 1/26/99             12,000                   11,802

Triple A One Funding Corp.:

5.55% 10/14/98                                       9,500                    9,482

5.57% 10/23/98                                       19,000                   18,939

TOTAL COMMERCIAL PAPER                                                        212,937
(Cost $212,765)



MASTER NOTES - 0.2%



Goldman Sachs Group L.P. (The) 5.6875% 1/27/99 (i)   18,000                   18,000
(Cost $18,000)



CASH EQUIVALENTS - 9.0%

                                          MATURITY
                                          AMOUNT (000S)

Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at:

5%, dated 9/30/98 due 10/1/98             $ 2,731                       2,731

5.77%, dated 9/30/98 due 10/1/98           6,129                        6,128

                                          SHARES (000S)

Taxable Central Cash Fund (c)              1,051,993                    1,051,993

TOTAL CASH EQUIVALENTS                                                  1,060,852
(Cost $1,060,852)

TOTAL INVESTMENT IN SECURITIES - 100%                                   $ 11,772,672
(Cost $11,346,822)





FUTURES CONTRACTS

                                                                     EXPIRATION        UNDERLYING         UNREALIZED
                                                                     DATE              FACE AMOUNT        GAIN (LOSS)
                                                                                       (000S)             (000S)

PURCHASED

568 S&P 500 Stock Index Contracts                                    Dec. 1998         $ 145,692          $ 2,768

THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.2%


LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.36%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $459,021,000 or 4.0% of net assets.
(g) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $8,566,000.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) For Foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to the securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).

SECURITY                                      ACQUISTION DATE    ACQUISITION
                                                                 COST (000S)

Alliance Gaming Corp.                         7/28/98            $ 1,006

Bardell Associates Note Trust 12.5%, 11/1/08  4/19/94            $ 16,845

Fairchild Semi-                                4/3/97 - 9/15/98  $ 5,472
conductor Corp. 11.74% 3/15/08 pay-in-kind

(l) Affiliated company (see Note 8 of Notes to Financial Statements).
(m) A portion of the security was sold on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements). OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS  S&P RATINGS

Aaa, Aa, A   19.4%  AAA, AA, A   18.4%

Baa          7.5%   BBB          7.8%

Ba           2.9%   BB           3.1%

B            5.0%   B            4.9%

Caa          0.8%   CCC          0.8%

For some foreign government obligations, FMR has assigned the ratings for the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 0.8%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment in securities.

INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $11,419,188,000. Net unrealized appreciation aggregated $353,484,000, of which $1,056,555,000 related to appreciated investment securities and $703,071,000 related to depreciated investment securities.
The fund hereby designates approximately $725,618,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                $ 11,772,672
(INCLUDING REPURCHASE
AGREEMENTS OF $8,859) (COST
$11,346,822) -
SEE ACCOMPANYING SCHEDULE

COMMITMENT TO SELL SECURITIES ON      $ (55,519)
A DELAYED DELIVERY BASIS

RECEIVABLE FOR SECURITIES SOLD ON      55,156      (363)
A DELAYED DELIVERY BASIS

RECEIVABLE FOR INVESTMENTS SOLD,                   175,248
REGULAR DELIVERY

CASH                                               878

RECEIVABLE FOR FUND SHARES SOLD                    8,442

DIVIDENDS RECEIVABLE                               8,951

INTEREST RECEIVABLE                                65,740

OTHER RECEIVABLES                                  750

 TOTAL ASSETS                                      12,032,318

LIABILITIES

PAYABLE FOR INVESTMENTS                155,314
PURCHASED
REGULAR DELIVERY

 DELAYED DELIVERY                      196,586

PAYABLE FOR FUND SHARES                77,428
REDEEMED

ACCRUED MANAGEMENT FEE                 5,241

PAYABLE FOR DAILY VARIATION ON         4,473
FUTURES CONTRACTS

OTHER PAYABLES AND ACCRUED             2,341
EXPENSES

COLLATERAL ON SECURITIES LOANED,       15,040
AT VALUE

 TOTAL LIABILITIES                                 456,423

NET ASSETS                                        $ 11,575,895

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                   $ 8,966,390

UNDISTRIBUTED NET INVESTMENT                       18,489
INCOME

ACCUMULATED UNDISTRIBUTED NET                      2,162,562
REALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION                        428,454
(DEPRECIATION) ON INVESTMENTS
AND ASSETS AND LIABILITIES IN
FOREIGN CURRENCIES

NET ASSETS, FOR 634,669 SHARES                    $ 11,575,895
OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                    $18.24
AND REDEMPTION PRICE
PER SHARE ($11,575,895 (DIVIDED BY)
634,669 SHARES)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS
                                                YEAR ENDED
                                                SEPTEMBER 30,
                                                1998

INVESTMENT INCOME                               $ 102,092
DIVIDENDS

INTEREST (INCLUDING INCOME ON                    382,908
SECURITIES LOANED OF $956)

 TOTAL INCOME                                    485,000

EXPENSES

MANAGEMENT FEE                    $ 66,671

TRANSFER AGENT FEES                25,098

ACCOUNTING AND SECURITY LENDING    989
FEES

NON-INTERESTED TRUSTEES'           70
COMPENSATION

CUSTODIAN FEES AND EXPENSES        369

REGISTRATION FEES                  146

AUDIT                              224

LEGAL                              70

INTEREST                           3

MISCELLANEOUS                      60

 TOTAL EXPENSES BEFORE             93,700
REDUCTIONS

 EXPENSE REDUCTIONS                (2,346)       91,354

NET INVESTMENT INCOME                            393,646

REALIZED AND UNREALIZED GAIN
(LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES             2,250,398

 FOREIGN CURRENCY TRANSACTIONS     876

 FUTURES CONTRACTS                 (28,646)      2,222,628

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION)
ON:

 INVESTMENT SECURITIES             (1,969,086)

 ASSETS AND LIABILITIES IN         87
FOREIGN CURRENCIES

 FUTURES CONTRACTS                 2,768

 DELAYED DELIVERY                  (363)         (1,966,594)
COMMITMENTS

NET GAIN (LOSS)                                  256,034

NET INCREASE (DECREASE) IN NET                  $ 649,680
ASSETS RESULTING
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS             YEAR ENDED     YEAR ENDED
                                 SEPTEMBER 30,  SEPTEMBER 30,
                                 1998           1997

INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS                       $ 393,646      $ 377,233
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)         2,222,628      749,581

 CHANGE IN NET UNREALIZED         (1,966,594)    1,371,526
APPRECIATION (DEPRECIATION)

 NET INCREASE (DECREASE) IN       649,680        2,498,340
NET ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS     (405,621)      (418,976)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN           (679,853)      (468,542)

 TOTAL DISTRIBUTIONS              (1,085,474)    (887,518)

SHARE TRANSACTIONS                2,109,183      2,000,175
NET PROCEEDS FROM SALES OF
SHARES

 REINVESTMENT OF DISTRIBUTIONS    1,066,099      871,972

 COST OF SHARES REDEEMED          (3,029,481)    (3,290,756)

 NET INCREASE (DECREASE) IN       145,801        (418,609)
NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN    (289,993)      1,192,213
NET ASSETS

NET ASSETS

 BEGINNING OF PERIOD              11,865,888     10,673,675

 END OF PERIOD (INCLUDING        $ 11,575,895   $ 11,865,888
UNDISTRIBUTED NET INVESTMENT
INCOME OF $18,489 AND
$21,392, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                             110,919        114,774

 ISSUED IN REINVESTMENT OF        58,413         51,553
DISTRIBUTIONS

 REDEEMED                         (158,815)      (189,437)

 NET INCREASE (DECREASE)          10,517         (23,110)

FINANCIAL HIGHLIGHTS
                     YEARS
                     ENDED
                     SEPTEMB
                     ER 30,

                     1998      1997      1996      1995      1994

SELECTED
PER-SHARE
DATA

NET ASSET VALUE,     $ 19.01   $ 16.49   $ 15.47   $ 14.58   $ 14.97
BEGINNING OF
PERIOD

INCOME FROM
INVESTMENT
OPERATIONS

 NET INVESTMENT       .61 B     .59 B     .62       .49       .34
INCOME

 NET REALIZED         .37       3.35      .96       .93       .21
AND UNREALIZED

 GAIN (LOSS)

 TOTAL FROM           .98       3.94      1.58      1.42      .55
INVESTMENT
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET             (.64)     (.67)     (.56)     (.44)     (.44)
INVESTMENT
INCOME

 FROM NET             (1.11)    (.75)     -         -         (.45)
REALIZED GAIN

 IN EXCESS OF NET     -         -         -         (.09)     (.05)
REALIZED GAIN

 TOTAL                (1.75)    (1.42)    (.56)     (.53)     (.94)
DISTRIBUTIONS

NET ASSET VALUE,     $ 18.24   $ 19.01   $ 16.49   $ 15.47   $ 14.58
END OF PERIOD

TOTAL RETURN A        5.34%     25.15%    10.37%    10.09%    3.60%

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END      $ 11,576  $ 11,866  $ 10,674  $ 11,084  $ 11,792
OF PERIOD
(IN MILLIONS)

RATIO OF EXPENSES     .76%      .79%      .95%      .97%      1.04%
TO AVERAGE
NET ASSETS

RATIO OF EXPENSES     .74% C    .78% C    .93% C    .97%      1.04%
TO AVERAGE
NET ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET          3.19%     3.39%     3.64%     4.27%     3.63%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO TURNOVER    136%      79%       131%      137%      109%
RATE

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Asset Manager (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original interest income, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, and losses deferred due to wash sales and futures.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS - CONTINUED
margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $22,525,000 or 0.2% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $15,314,639,000 and $15,923,932,000, respectively, of which U.S. government and government agency obligations aggregated $5,308,461,000 and $5,297,346,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $518,110,000 and $346,540,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of 0.54% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
TRANSFER AGENT FEES - CONTINUED
of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of 0.20% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,582,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $17,946,000. The weighted average interest rate was 5.79%.
6. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $13,960,000 and $15,040,000, respectively.
7. EXPENSE REDUCTIONS.
FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,479,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $134,000 and $733,000, respectively, under these arrangements.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES

                       PURCHASE SALES DIVIDEND VALUE
AFFILIATE              COST     COST  INCOME   (000S)
Lamonts Apparel, Inc.  $ -      $ -   $ -      $ 404
TOTALS                 $ -      $ -   $ -      $ 404

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset Manager (a fund of Fidelity Charles Street Trust) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 1998

DISTRIBUTIONS

The Board of Trustees of (Fidelity Asset Manager) voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE             12/22/97
RECORD DATE          12/19/97
DIVIDENDS            $.19
SHORT-TERM
CAPITAL GAINS        $.39
LONG-TERM
CAPITAL GAINS        $.72
LONG-TERM CAPITAL
GAIN BREAKDOWN:
 28% rate            59.72%
 20% rate            40.28%

A total of 6.40% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 16.15% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0  To speak to a Fidelity representative.
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PC_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(PC_GRAPHIC)
FIDELITY ON-LINE XPRESS+TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Thomas Sprague, Vice President
Charles S. Morrison, Vice President
John Todd, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S ASSET ALLOCATION FUNDS
Asset Manager SM
Asset Manager: Growth SM
Asset Manager: Income SM
Fidelity Freedom Funds(registered trademark)-
Income, 2000, 2010, 2020, 2030
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress(registered trademark)(AUTOMATED GRAPHIC)
1-800-544-5555
 (AUTOMATED GRAPHIC)AUTOMATED LINE FOR QUICKEST SERVICE

FAA-ANN-1198   64296
1.537740.101

(FIDELITY LOGO GRAPHIC)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
SHORT-INTERMEDIATE
GOVERNMENT
FUND

ANNUAL REPORT
SEPTEMBER 30, 1998

(2 Fidelity Logo Graphics)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    14  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   18  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   21  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           22


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

0DEAR SHAREHOLDER:
The stock and bond markets continued to be influenced by competing factors as the third quarter of 1998 ended. On the one hand, low inflation, low unemployment and moderate growth in the U.S. economy provided a foundation for positive returns. But growing concerns about U.S. corporate earnings, combined with fears about the health of the economies and financial markets in Japan, Russia and many emerging markets, led to a continuation of the volatility that has marked most of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, life of fund total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER   PAST 1  PAST 5  LIFE OF
30, 1998                  YEAR    YEARS   FUND

FIDELITY                  7.82%   30.12%  48.67%
SHORT-INTERMEDIATE
GOVERNMENT

LB 1-5 YEAR US            9.12%   34.72%  N/A
GOVERNMENT BOND

SB TREAS/AGENCY           9.12%   34.59%  N/A
1-5 YEAR

SHORT-INTERMEDIATE        8.25%   29.67%  N/A
US GOVERNMENT
FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 13, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year U.S. Government Bond Index - a market value weighted performance benchmark for government fixed-rate debt issues with maturities between one and five years and the Salomon Brothers Treasury/Agency 1-5 year Index - a market value weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and weighted average lives between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 101 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED         PAST 1  PAST 5  LIFE OF
SEPTEMBER 30, 1998    YEAR    YEARS   FUND

FIDELITY              7.82%   5.41%   5.78%
SHORT-INTERMEDIAT
E GOVERNMENT

LB 1-5 YEAR US        9.12%   6.14%   N/A
GOVERNMENT BOND

SB TREAS/AGENCY 1-5   9.12%   6.12%   N/A
YEAR

SHORT-INTERMEDIAT     8.25%   5.31%   N/A
E US GOVERNMENT
FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Short-Intermediate Govt.    LB 1-5 Year U.S. Govt
             00464                       LB069
  1991/09/30      10000.00                    10000.00
  1991/10/31      10124.47                    10116.21
  1991/11/30      10206.40                    10230.40
  1991/12/31      10363.10                    10424.16
  1992/01/31      10270.73                    10373.36
  1992/02/29      10301.41                    10400.56
  1992/03/31      10286.46                    10376.96
  1992/04/30      10374.47                    10477.88
  1992/05/31      10511.20                    10606.46
  1992/06/30      10602.19                    10742.90
  1992/07/31      10620.67                    10908.11
  1992/08/31      10766.62                    11016.23
  1992/09/30      10813.25                    11147.05
  1992/10/31      10714.24                    11038.93
  1992/11/30      10721.93                    11002.29
  1992/12/31      10851.32                    11123.90
  1993/01/31      11000.33                    11297.65
  1993/02/28      11099.58                    11429.82
  1993/03/31      11141.22                    11469.61
  1993/04/30      11190.03                    11555.70
  1993/05/31      11192.99                    11518.61
  1993/06/30      11276.42                    11640.89
  1993/07/31      11314.31                    11662.02
  1993/08/31      11364.67                    11800.04
  1993/09/30      11382.56                    11838.47
  1993/10/31      11391.68                    11867.25
  1993/11/30      11374.03                    11842.07
  1993/12/31      11424.48                    11889.05
  1994/01/31      11516.80                    11986.60
  1994/02/28      11419.40                    11867.25
  1994/03/31      11219.00                    11751.26
  1994/04/30      11165.11                    11683.38
  1994/05/31      11169.90                    11695.74
  1994/06/30      11175.51                    11713.50
  1994/07/31      11292.35                    11842.07
  1994/08/31      11315.67                    11878.93
  1994/09/30      11247.75                    11815.55
  1994/10/31      11255.23                    11830.38
  1994/11/30      11211.34                    11771.26
  1994/12/31      11267.16                    11797.11
  1995/01/31      11430.33                    11976.26
  1995/02/28      11611.08                    12179.01
  1995/03/31      11673.28                    12246.67
  1995/04/30      11797.39                    12372.55
  1995/05/31      12051.10                    12655.77
  1995/06/30      12114.07                    12729.50
  1995/07/31      12143.32                    12758.95
  1995/08/31      12210.19                    12847.06
  1995/09/30      12277.38                    12918.99
  1995/10/31      12383.41                    13042.84
  1995/11/30      12503.72                    13178.16
  1995/12/31      12603.00                    13290.78
  1996/01/31      12715.55                    13409.91
  1996/02/29      12636.33                    13319.32
  1996/03/31      12585.83                    13279.31
  1996/04/30      12564.15                    13268.52
  1996/05/31      12563.92                    13277.51
  1996/06/30      12650.02                    13392.38
  1996/07/31      12698.67                    13440.48
  1996/08/31      12733.63                    13474.42
  1996/09/30      12851.01                    13620.75
  1996/10/31      13025.35                    13807.54
  1996/11/30      13146.05                    13936.34
  1996/12/31      13114.89                    13902.18
  1997/01/31      13166.72                    13965.11
  1997/02/28      13200.86                    13991.64
  1997/03/31      13142.47                    13949.60
  1997/04/30      13254.65                    14083.80
  1997/05/31      13341.05                    14185.40
  1997/06/30      13439.43                    14294.87
  1997/07/31      13624.99                    14500.54
  1997/08/31      13622.68                    14483.91
  1997/09/30      13737.33                    14615.63
  1997/10/31      13851.70                    14752.29
  1997/11/30      13885.72                    14781.29
  1997/12/31      13981.27                    14891.21
  1998/01/31      14136.15                    15062.04
  1998/02/28      14137.61                    15059.34
  1998/03/31      14176.84                    15110.82
  1998/04/30      14226.61                    15183.42
  1998/05/31      14298.73                    15274.23
  1998/06/30      14360.91                    15361.00
  1998/07/31      14425.64                    15427.08
  1998/08/31      14596.14                    15663.77
  1998/09/30      14811.37                    15948.57
IMATRL PRASUN   SHR__CHT 19980930 19981007 121754 R00000000000087

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Short-Intermediate Government Fund on September 30, 1991, shortly after the fund started. As the chart shows, by September 30, 1998 the value of the investment would have grown to $14,811 - a 48.11% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,949 - a 59.49% increase. Going forward, the fund will compare its performance to that of the Lehman Brothers 1-5 Year U.S. Government Bond index rather than the Salomon Brothers Treasury/Agency 1-5 Year Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison, both indexes are shown on page 4.

(checkmark)UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.

TOTAL RETURN COMPONENTS
               YEARS
               ENDED
               SEPTEM
               BER 30,

               1998     1997   1996    1995   1994

DIVIDEND       6.22%    6.36%  6.46%   7.00%  5.55%
RETURNS

CAPITAL        1.60%    0.54%  -1.79%  2.15%  -6.73%
RETURNS

TOTAL RETURNS  7.82%    6.90%  4.67%   9.15%  -1.18%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED   PAST 1       PAST 6        PAST 1
SEPTEMBER 30,   MONTH        MONTHS        YEAR
1998

DIVIDENDS PER   4.91(CENTS)  29.35(CENTS)  56.04(CENTS)
SHARE

ANNUALIZED      6.31%        6.23%         5.96%
DIVIDEND
RATE

30-DAY          4.90%        -             -
ANNUALIZED
YIELD

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.46 over the past one month, $9.40 over the past six months and $9.40 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW


MARKET RECAP
As a safe haven from turbulent stock
markets worldwide, bond markets
reaped the benefits from the flight to
quality by anxious investors during
the 12-month period ending
September 30, 1998. The Lehman
Brothers Aggregate Bond Index - a
broad measure of the U.S. taxable
investment-grade bond market -
returned 11.51% over the past year,
two and one-half times higher than the
4.54% return generated for the
six-month period ending March 31,
1998. The buying surge sent
Treasury-bond yields - which move
in the opposite direction of bond
prices - to their lowest level in over
three decades, as the yield on the
benchmark 30-year bond fell to
4.96%. In spite of the global economic
crisis that dominated the period, the
U.S. enjoyed low interest rates, low
inflation and a stable economy, which
aided the performance of corporate
bonds. The Lehman Brothers
Corporate Bond Index returned
11.07% for the 12-month period.
Mortgage-backed bonds also
performed well, although lower
interest rates resulted in higher
refinancing activity. The Lehman
Brothers Mortgage Backed Securities
Index had a 12-month return of
8.62%. Interest rates fell even lower
late in the period, as the Federal
Reserve lowered the fed funds rate by
0.25%, the first rate cut in nearly three years. The period's biggest losers were shareholders of emerging-market debt, as the JP Morgan Emerging
Markets Bond Index lost 20.89%
over the past 12 months.

(PHOTOGRAPH OF CURT HOLLINGSWORTH)

An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Short-Intermediate Government Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended September 30, 1998, the fund provided a total return of 7.82%. To get a sense of how the fund did relative to its competitors, the short-intermediate U.S. government funds average returned 8.25% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers 1-5 Year U.S. Government Bond Index - which tracks the types of securities in which the fund invests - returned 9.12% for the same one-year period.
Q. ALTHOUGH THE FUND POSTED DECENT GAINS, IT LAGGED BOTH ITS PEERS AND THE LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX DURING THE PAST YEAR. WHAT EXPLAINS THAT UNDERPERFORMANCE?
A. The fund had more mortgage-backed and agency securities and fewer Treasury securities than the index and many of its peers. While their relatively high yields gave the fund an advantage over the index and its peers during much of the past year, agency and mortgage securities significantly lagged Treasuries during the final two months of the period. Amid warnings about corporate profit shortfalls, some poor economic data and a general aversion to risk, investors increasingly shunned U.S. and foreign stocks, as well as many types of bonds, in favor of the relative safety of Treasuries. In addition to the growing demand, there was also a diminished supply of Treasuries as the U.S. government curtailed its borrowing needs in the wake of a Federal budget surplus. The net result of this much stronger demand and somewhat weaker supply was a healthy Treasury rally in August and September. While agency and mortgage security prices also moved higher during the late summer, their gains were rather small in comparison to Treasuries.
Q. GIVEN THAT MOST TYPES OF BONDS TEND TO PERFORM WELL WHEN INTEREST RATES FALL, WHY WEREN'T INVESTORS AS ENTHUSIASTIC ABOUT AGENCY AND MORTGAGE SECURITIES AS THEY WERE ABOUT TREASURIES?
A. Although they carry the implicit, or indirect, backing of the U.S. government, agency securities are not perceived to be as safe as Treasuries - which are backed by the full faith and credit of the U.S. government. In times of uncertainty, Treasuries - more than agency securities - tend to be the safe haven of choice for many investors. Mortgage securities, on the other hand, were beset by prepayments. As homeowners refinanced their mortgages to take advantage of falling interest rates, their loans were prepaid and many mortgage securities made up of those loans were retired before their maturity. That often forced mortgage security holders to forfeit their high-yielding securities and reinvest the proceeds at lower interest rates.
Q. DID YOU ALTER THE WAY IN WHICH THE FUND'S INVESTMENTS WERE ALLOCATED AMONG TREASURY, AGENCY AND MORTGAGE SECURITIES?
A. Yes, I made some modifications. When several of the fund's mortgage securities were prepaid, I reinvested most of the proceeds in agency securities. It's my view that mortgage prepayment activity will continue to be strong and ultimately could hamstring the mortgage market's performance. In comparison, I felt that agencies offered more attractive value. I also sold some of the fund's holdings in Treasury securities in order to add more agency securities. Here's why: During the past several months the spread - or difference in yield - between Treasury and agency securities widened to nearly 0.50%, the widest level in about five years. That widening spread signifies that investors were demanding more compensation for accepting the slightly higher risk of buying agency securities versus Treasuries. In my view, that spread is particularly wide when viewed on a historical basis. In anticipation of the spread narrowing to a more historical norm and agencies outpacing Treasuries as a result, I added to the fund's agency holdings.
Q. WHICH AGENCY SECURITIES DID YOU CHOOSE?
A. I continued to favor non-callable securities - those that can't be redeemed by their issuers before maturity. Some agency securities can be "called" - or redeemed - by their issuers as a way to reduce their debt costs. Because they can't be redeemed prior to maturity, non-callable securities tend to perform better than their callable counterparts when interest rates fall and generally keep pace with callable bonds when interest rates rise.
Q. WHAT'S YOUR OUTLOOK?
A. In light of a slowing global economy, it appears that the Federal Reserve is poised to lower interest rates further. Given that, I believe that mortgage securities will continue to be challenged by relatively high prepayment activity. As long as that's the case, I probably will continue to place more emphasis on Treasury and agency securities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS
GOAL: high current income
with preservation of capital
FUND NUMBER: 464
TRADING SYMBOL: FLMGX
START DATE: September 13, 1991
SIZE: as of September 30, 1998,
more than $133 million
MANAGER: Curt Hollingsworth,
since 1991; manager, various
Fidelity and Spartan
government and mortgage
funds; joined Fidelity in 1983

CURT HOLLINGSWORTH ON THE
LEHMAN BROTHERS 1-5 YEAR
U.S. GOVERNMENT BOND
INDEX AND ITS ROLE IN
MANAGING THE FUND:
"The Lehman Brothers 1-5 Year U.S.
Government Bond Index plays a
very important role in managing
the fund. It's the fund's benchmark
and includes most of the universe
of investment-grade bonds with
maturities between one and five
years. I use the index as a starting
point for my investment decisions,
managing the fund to be generally
as sensitive to changes in interest
rates as the index. In addition, I refer to the index when deciding how to allocate assets among different maturities and sectors - such as Treasury and agency securities
- based on my view of the relative
value of each maturity or sector."
NOTE TO SHAREHOLDERS:
Effective the close of business
on June 26, 1998, Fidelity
Short-Intermediate Government
Fund shares are no longer available
to new accounts. Shareholders of
the fund on that date may continue
to purchase shares in accounts
existing on that date. On October 19,
1998, after the end of the period,
the Board of Trustees of Fidelity
Short-Intermediate Government
Fund voted to present a proposal
to shareholders to merge Fidelity
Short-Intermediate Government
Fund into Fidelity Intermediate
Government Income Fund. A
shareholder meeting is scheduled to
be held on April 14, 1999. On or
about February 16, 1999,
shareholders will be sent proxy
materials asking them to vote on this
and any other proposals.

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF SEPTEMBER 30,
1998

                                          % OF FUND'S   % OF FUND'S INVESTMENTS
                                          INVESTMENTS   6 MONTHS AGO

 LESS THAN 5%                              0.0           8.0

 5 - 5.99%                                 10.2          22.2

 6 - 6.99%                                 18.0          21.0

 7 - 7.99%                                 18.1          6.9

 8 - 8.99%                                 12.3          11.2

 9 - 9.99%                                 17.6          15.3

 10 - 10.99%                               7.3           9.1

 11 - 11.99%                               3.7           4.5

 12% AND OVER                              8.9           0.4


COUPON DISTRIBUTION SHOWS THE RANGE OF STATED RATES ON THE FUND'S
INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF SEPTEMBER
30, 1998

                                                  6 MONTHS AGO

 YEARS                                       3.4   3.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF SEPTEMBER 30, 1998

                                         6 MONTHS AGO

 YEARS                              2.3   2.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF SEPTEMBER 30, 1998
ROW: 1, COL: 1, VALUE: 15.0
ROW: 1, COL: 2, VALUE: 16.8
ROW: 1, COL: 3, VALUE: 64.3
ROW: 1, COL: 4, VALUE: 3.9
MORTGAGE-BACKED
SECURITIES 15.0%
U.S. TREASURY
OBLIGATIONS 16.8%
U.S. GOVERNMENT AGENCY
OBLIGATIONS 64.3%
SHORT-TERM
INVESTMENTS 3.9%

 AS OF MARCH 31, 1998
ROW: 1, COL: 1, VALUE: 18.0
ROW: 1, COL: 2, VALUE: 45.8
ROW: 1, COL: 3, VALUE: 34.3
ROW: 1, COL: 4, VALUE: 1.9
MORTGAGE-BACKED
SECURITIES 18.5%
U.S. TREASURY
OBLIGATIONS 45.8%
U.S. GOVERNMENT AGENCY
OBLIGATIONS 34.3%
SHORT-TERM
INVESTMENTS 1.4%

INVESTMENTS SEPTEMBER 30, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
- 81.1%

                                       PRINCIPAL    VALUE
                                       AMOUNT       (NOTE 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS -
64.3%

Fannie Mae:

5.75%                                  $ 3,000,000  $ 3,129,360
4/15/03

6.74%                                   380,000      416,871
5/13/04

8.25%                                   10,000,000   10,723,400
12/18/00

12%                                     10,000,000   11,442,200
11/13/00

Farm Credit                             4,000,000    4,793,760
Systems
Financial
Assistance
Corp.
9.375%
7/21/03

Federal                                 350,000      373,517
Agricultural
Mortgage
Corp. 6.92%
2/10/02

Government
Trust
Certificates
(assets of Trust
guaranteed by
U.S.
Government
through
Defense
Security
Assistance
Agency):

Class 1-C,                              8,825,964    9,426,306
9.25%
11/15/01

Class 2-E,                              3,585,314    3,809,037
9.4%
5/15/02

Class T-3,                              3,955,274    4,196,545
9.625%
5/15/02

Guaranteed
Export Trust
Certificates
(assets of
Trust
guaranteed by
U.S.
Government
through
Export-Import
Bank):

Series                                  3,840,000    3,975,821
1995-A,
6.28%
6/15/04

Series                                  1,615,078    1,745,415
1994-A,
7.12%
4/15/06

Series 1994-F,                          4,940,777    5,334,853
8.187%
12/15/04

Guaranteed                              2,083,333    2,141,458
Trade Trust
Certificates
(assets of
Trust
guaranteed by
U.S.
Government
through
Export-Import
Bank) Series
1997-A,
6.104%
7/15/03

Israel Export                           1,800,000    1,875,780
Trust
Certificates
(assets of Trust
guaranteed by
U.S.
Government
through
Export-Import
Bank) Series
1994-1,
6.88%
1/26/03

Overseas Private                        1,122,400    1,168,070
Investment
Corp. U.S.
Government
guaranteed
participation
certificate
Series
1994-195,
6.08%
8/15/04
(callable)

Private Export
Funding
Corp.:

secured 5.65%                           1,215,000    1,236,955
3/15/03

5.82%                                   3,500,000    3,636,185
6/15/03 (a)

State of Israel
(guaranteed
by U.S.
Government
through
Agency for
International
Development):

5.25%                                   1,000,000    1,008,420
9/15/00

6.05%                                   5,780,000    5,909,530
8/15/00

6.625%                                  7,000,000    7,564,060
8/15/03

U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
- CONTINUED

                                       PRINCIPAL    VALUE
                                       AMOUNT       (NOTE 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS -
CONTINUED

U.S. Department                        $ 230,000    $ 236,348
of Housing
and Urban
Development
government
guaranteed
participation
certificates
Series
1996-A,
6.59%
8/1/00

                                                     84,143,891

U.S. TREASURY OBLIGATIONS - 16.8%

U.S. Treasury                           20,200,000   22,081,024
Notes 7.875%
8/15/01

TOTAL U.S.                                           106,224,
GOVERNMENT AND                                      915
GOVERNMENT AGENCY
OBLIGATIONS
(Cost $104,312,652)

U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES -
15.0%



FREDDIE MAC - 3.2%

5.5% 12/1/02                                4,258,135   4,244,680
to 7/1/03

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
- 11.8%

8.5% 1/15/17                                51,984      55,363
to 7/15/17

9.5% 4/15/16                                659,103     711,824
to 11/15/20

10% 11/15/09                                2,712,127   2,938,004
to 11/15/20

10.5% 2/15/14                               5,731,204   6,293,860
to 8/15/19

10.75%                                      178,569     195,265
12/15/09

11% 11/15/09                                1,991,280   2,209,561
to 6/15/19

11.5% 3/15/10                               2,300,564   2,586,889
to 7/15/19

12% 3/20/14 to                              270,308     307,145
2/15/16

12.5%                                       39,115      44,766
12/15/10

13% 9/15/14                                 34,479      39,962

                                                        15,382,639

TOTAL U.S.                                              19,627,3
GOVERNMENT AGENCY                                      19
-
MORTGAGE-BACKED
SECURITIES
(Cost $19,585,958)

CASH EQUIVALENTS - 3.9%

                         MATURITY     VALUE
                         AMOUNT       (NOTE 1)

Investments in           $ 5,074,813  $ 5,074,000
repurchase
agreements
(U.S. Treasury
obligations), in
a joint trading
account at
5.77%,
dated
9/30/98 due
10/1/98
(Cost
$5,074,000)

TOTAL INVESTMENT IN                   $ 130,926,2
SECURITIES - 100%                     34
(Cost $128,972,610)

LEGEND
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,636,185 or 2.7% of net assets.
INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $128,972,610. Net unrealized appreciation aggregated $1,953,624, of which $2,220,303 related to appreciated investment securities and $266,679 related to depreciated investment securities.
At September 30, 1998, the fund had a capital loss carryforward of approximately $10,705,000 of which $40,000, $1,404,000, $5,655,000,
$2,404,000, and $1,202,000 will expire on September 30, 2001, 2002,
2003, 2004, and 2005, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                SEPTEMBER 30,
                               1998

ASSETS

INVESTMENT IN                  $ 130,926,234
SECURITIES, AT
VALUE
(INCLUDING
REPURCHASE
AGREEMENTS OF
$5,074,000)
(COST
$128,972,61
0) -
SEE
ACCOMPANYING
SCHEDULE

CASH                            59

RECEIVABLE FOR                  275,599
FUND SHARES
SOLD

INTEREST                        2,194,159
RECEIVABLE

 TOTAL ASSETS                   133,396,051

LIABILITIES

PAYABLE FOR FUND     $ 84,438
SHARES
REDEEMED

DISTRIBUTIONS         115,986
PAYABLE

ACCRUED               47,533
MANAGEMENT
FEE

OTHER PAYABLES        39,373
AND ACCRUED
EXPENSES

 TOTAL LIABILITIES              287,330

NET ASSETS                     $ 133,108,721

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                $ 141,232,703

UNDISTRIBUTED NET               627,332
INVESTMENT
INCOME

ACCUMULATED                     (10,704,938)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS)
ON INVESTMENTS

NET UNREALIZED                  1,953,624
APPRECIATION
(DEPRECIATION)
ON INVESTMENTS

NET ASSETS, FOR                $ 133,108,721
13,978,785
SHARES
OUTSTANDING

NET ASSET VALUE,                $9.52
OFFERING PRICE
AND
REDEMPTION
PRICE
PER SHARE
($133,108,72
1 (DIVIDED BY)
13,978,785
SHARES)

STATEMENT OF OPERATIONS
                                  YEAR ENDED
                                 SEPTEMBER 30,
                                 1998

INVESTMENT                       $ 8,918,030
INCOME
INTEREST (INCLUDING
INCOME ON
SECURITIES
LOANED OF
$785)

EXPENSES

MANAGEMENT FEE        $ 549,634

TRANSFER AGENT         277,563
FEES

ACCOUNTING FEES        61,038
AND EXPENSES

NON-INTERESTED         1,214
TRUSTEES'
COMPENSATION

CUSTODIAN FEES         23,854
AND EXPENSES

REGISTRATION FEES      25,533

AUDIT                  38,164

LEGAL                  5,252

MISCELLANEOUS          657

 TOTAL EXPENSES                   982,909

NET INVESTMENT                    7,935,121
INCOME

REALIZED AND                      649,418
UNREALIZED GAIN
(LOSS)
NET REALIZED
GAIN (LOSS) ON
INVESTMENT
SECURITIES

CHANGE IN NET                     1,028,320
UNREALIZED
APPRECIATION
(DEPRECIATION)
ON INVESTMENT
SECURITIES

NET GAIN (LOSS)                   1,677,738

NET INCREASE                     $ 9,612,859
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                   YEAR ENDED      YEAR ENDED
                   SEPTEMBER 30,   SEPTEMBER 30,
                   1998            1997

INCREASE
(DECREASE) IN
NET ASSETS

OPERATIONS         $ 7,935,121     $ 7,884,065
NET INVESTMENT
INCOME

 NET REALIZED       649,418         178,902
GAIN (LOSS)

 CHANGE IN NET      1,028,320       135,665
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE       9,612,859       8,198,632
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

DISTRIBUTIONS TO    (7,535,429)     (7,517,929)
SHAREHOLDERS
FROM NET
INVESTMENT
INCOME

SHARE               54,016,902      51,261,094
TRANSACTIONS
NET PROCEEDS
FROM SALES OF
SHARES

 REINVESTMENT       6,398,701       5,978,419
OF DISTRIBUTIONS

 COST OF SHARES     (49,522,626)    (60,826,140)
REDEEMED

 NET INCREASE       10,892,977      (3,586,627)
(DECREASE) IN
NET ASSETS
RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL             12,970,407      (2,905,924)
INCREASE
(DECREASE) IN
NET ASSETS

NET ASSETS

 BEGINNING OF       120,138,314     123,044,238
PERIOD

 END OF PERIOD     $ 133,108,721   $ 120,138,314
(INCLUDING
UNDISTRIBUTED
NET
INVESTMENT
INCOME AND
DISTRIBUTIONS
IN EXCESS OF
NET
INVESTMENT
INCOME OF
$627,332
AND
$97,053,
RESPECTIVELY)

OTHER
INFORMATION
SHARES

 SOLD               5,742,399       5,495,549

 ISSUED IN          679,888         639,858
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED           (5,264,176)     (6,514,225)

 NET INCREASE       1,158,111       (378,818)
(DECREASE)

FINANCIAL HIGHLIGHTS

                     YEARS ENDED
                     SEPTEMBER
                     30,

                     1998          1997       1996       1995       1994

SELECTED
PER-SHARE
DATA

NET ASSET VALUE,     $ 9.370       $ 9.320    $ 9.490    $ 9.290    $ 9.960
BEGINNING OF
PERIOD

INCOME FROM           .591 A        .603 A     .599       .648       .533
INVESTMENT
OPERATIONS
NET INVESTMENT
INCOME

 NET REALIZED         .119          .022       (.167)     .174       (.648)
AND
 UNREALIZED
GAIN (LOSS)

 TOTAL FROM           .710          .625       .432       .822       (.115)
 INVESTMENT
OPERATIONS

LESS DISTRIBUTIONS

 FROM NET             (.560)        (.575)     (.602)     (.622)     (.555)
INVESTMENT
INCOME

NET ASSET VALUE,     $ 9.520       $ 9.370    $ 9.320    $ 9.490    $ 9.290
END OF PERIOD

TOTAL RETURN          7.82%         6.90%      4.67%      9.15%      (1.18)%

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END      $ 133,109     $ 120,138  $ 123,044  $ 140,471  $ 132,466
OF PERIOD
(000 OMITTED)

RATIO OF EXPENSES     .78%          .81%       .79%       .82%       .95%
TO
AVERAGE NET
ASSETS

RATIO OF NET          6.29%         6.45%      6.54%      6.67%      6.80%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO TURNOVER    253%          126%       188%       266%       184%
RATE


A NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Short-Intermediate Government Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $314,117,122 and $306,609,748, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, there were no loans outstanding.
6. PROPOSED REORGANIZATION.
The Board of Trustees of Fidelity Short-Intermediate Government Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Intermediate Government Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Intermediate Government Income Fund in exchange solely for the number of shares of Fidelity Intermediate Government Income Fund having the same aggregate net asset value as the outstanding shares of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Fidelity Intermediate Government Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on April, 14, 1999 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in February 1999. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about April 29, 1999.
Effective June 26, 1998 the fund's shares are no longer available for purchase or exchange to new accounts of the fund pending the proposed Reorganization.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Short-Intermediate Government Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Intermediate Government Fund (a fund of Fidelity Charles Street Trust) at September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Short-Intermediate Government Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 1998

DISTRIBUTIONS

A total of 25.09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0  To speak to a Fidelity representative.
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PC_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(PC_GRAPHIC)
FIDELITY ON-LINE XPRESS+TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Dwight D. Churchill, Vice President
Fred L. Henning, Jr., Vice President
Curtis Hollingsworth, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Strategic Income Bond
Target Timeline SM 1999, 2001, & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)(AUTOMATED GRAPHIC)
1-800-544-4774
(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

FSG-ANN-1198 64332
1.537608.101
(Fidelity Logo Graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
INVESTMENT GRADE BOND
FUND

ANNUAL REPORT
SEPTEMBER 30, 1998

(2 Fidelity Logo Graphics)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    23  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   27  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   30  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           31


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:
The stock and bond markets continued to be influenced by competing factors as the third quarter of 1998 ended. On the one hand, low inflation, low unemployment and moderate growth in the U.S. economy provided a foundation for positive returns. But growing concerns about U.S. corporate earnings, combined with fears about the health of the economies and financial markets in Japan, Russia and many emerging markets, led to a continuation of the volatility that has marked most of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED   PAST 1  PAST 5  LIFE OF
SEPTEMBER 30,   YEAR    YEARS   FUND
1998

SPARTAN INV.    10.95%  35.94%  60.64%
GRADE BOND

LB AGGREGATE    11.51%  41.66%  54.99%
BOND

INTERMEDIATE    10.02%  35.84%  N/A
INVESTMENT
GRADE DEBT
FUNDS
AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Aggregate Bond Index - a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 218 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED   PAST 1  PAST 5  LIFE OF
SEPTEMBER 30,   YEAR    YEARS   FUND
1998

SPARTAN INV.    10.95%  6.33%   8.22%
GRADE BOND

LB AGGREGATE    11.51%  7.21%   7.58%
BOND

INTERMEDIATE    10.02%  6.31%   N/A
INVESTMENT
GRADE DEBT
FUNDS
AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Spartan Inv. Grade Bond     LB Aggregate Bond
             00448                       LB001
  1992/10/01      10000.00                    10000.00
  1992/10/31       9812.23                     9816.93
  1992/11/30       9910.58                     9818.90
  1992/12/31      10141.51                     9975.02
  1993/01/31      10397.72                    10166.54
  1993/02/28      10729.65                    10344.45
  1993/03/31      10789.98                    10387.90
  1993/04/30      10830.04                    10460.61
  1993/05/31      10871.84                    10474.21
  1993/06/30      11226.71                    10663.80
  1993/07/31      11392.79                    10724.58
  1993/08/31      11782.44                    10912.26
  1993/09/30      11816.73                    10941.72
  1993/10/31      11913.99                    10982.21
  1993/11/30      11705.42                    10888.86
  1993/12/31      11740.02                    10947.66
  1994/01/31      11984.80                    11095.45
  1994/02/28      11571.41                    10902.39
  1994/03/31      11183.62                    10633.10
  1994/04/30      11070.36                    10548.04
  1994/05/31      11000.02                    10546.98
  1994/06/30      10994.05                    10523.78
  1994/07/31      11184.69                    10733.20
  1994/08/31      11183.61                    10746.08
  1994/09/30      11019.13                    10588.11
  1994/10/31      10995.76                    10578.59
  1994/11/30      11028.07                    10555.31
  1994/12/31      11132.78                    10628.14
  1995/01/31      11333.41                    10838.58
  1995/02/28      11549.35                    11096.54
  1995/03/31      11689.77                    11164.23
  1995/04/30      11838.95                    11320.53
  1995/05/31      12332.88                    11758.63
  1995/06/30      12424.27                    11844.47
  1995/07/31      12383.63                    11818.41
  1995/08/31      12539.11                    11961.42
  1995/09/30      12665.77                    12077.44
  1995/10/31      12831.52                    12234.45
  1995/11/30      13022.66                    12417.96
  1995/12/31      13204.49                    12591.82
  1996/01/31      13294.65                    12674.92
  1996/02/29      13063.03                    12454.38
  1996/03/31      12964.75                    12367.20
  1996/04/30      12876.88                    12297.94
  1996/05/31      12843.90                    12273.35
  1996/06/30      13004.84                    12437.81
  1996/07/31      13036.96                    12471.39
  1996/08/31      13015.72                    12450.19
  1996/09/30      13230.84                    12666.82
  1996/10/31      13515.06                    12948.03
  1996/11/30      13731.49                    13169.44
  1996/12/31      13616.13                    13046.96
  1997/01/31      13661.24                    13087.41
  1997/02/28      13686.05                    13120.13
  1997/03/31      13530.63                    12974.49
  1997/04/30      13741.70                    13169.11
  1997/05/31      13859.90                    13294.22
  1997/06/30      14016.97                    13452.42
  1997/07/31      14397.86                    13815.63
  1997/08/31      14277.92                    13698.20
  1997/09/30      14478.69                    13900.93
  1997/10/31      14669.01                    14102.50
  1997/11/30      14716.41                    14167.37
  1997/12/31      14880.02                    14310.46
  1998/01/31      15070.31                    14493.63
  1998/02/28      15082.54                    14482.04
  1998/03/31      15146.56                    14531.28
  1998/04/30      15223.90                    14606.84
  1998/05/31      15376.86                    14745.60
  1998/06/30      15483.26                    14870.94
  1998/07/31      15517.96                    14902.17
  1998/08/31      15686.01                    15145.08
  1998/09/30      16063.60                    15499.47
IMATRL PRASUN   SHR__CHT 19980930 19981006 115405 R00000000000075

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Investment Grade Bond Fund on October 1, 1992, when the fund started. As the chart shows, by September 30, 1998, the value of the investment would have grown to $16,064 - a 60.64% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,499 - a 54.99% increase.

(checkmark)UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.

TOTAL RETURN COMPONENTS
               YEARS
               ENDED
               SEPTEM
               BER 30,

               1998     1997   1996    1995    1994

DIVIDEND       6.56%    6.72%  6.33%   7.65%   6.24%
RETURNS

CAPITAL         4.39%   2.71%  -1.87%   7.29%  -12.99%
RETURNS

TOTAL RETURNS  10.95%   9.43%  4.46%   14.94%  -6.75%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED   PAST 1       PAST 6        PAST 1
SEPTEMBER 30,   MONTH        MONTHS        YEAR
1998

DIVIDENDS PER   5.28(CENTS)  31.92(CENTS)  63.72(CENTS)
SHARE

ANNUALIZED      6.07%        6.08%         6.12%
DIVIDEND
RATE

30-DAY          5.69%        -             -
ANNUALIZED
YIELD

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.58 over the past one month, $10.47 over the past six months and $10.42 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses during the periods shown, the yield would have been 5.50%.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP
As a safe haven from turbulent stock
markets worldwide, bond markets
reaped the benefits from the flight to
quality by anxious investors during
the 12-month period ending
September 30, 1998. The Lehman
Brothers Aggregate Bond Index - a
broad measure of the U.S. taxable
investment-grade bond market -
returned 11.51% over the past year,
two and one-half times higher than the
4.54% return generated for the
six-month period ending March 31,
1998. The buying surge sent
Treasury-bond yields - which move
in the opposite direction of bond
prices - to their lowest level in over
three decades, as the yield on the
benchmark 30-year bond fell to
4.96%. In spite of the global economic
crisis that dominated the period, the
U.S. enjoyed low interest rates, low
inflation and a stable economy, which
aided the performance of corporate
bonds. The Lehman Brothers
Corporate Bond Index returned
11.07% for the 12-month period.
Mortgage-backed bonds also
performed well, although lower
interest rates resulted in higher
refinancing activity. The Lehman
Brothers Mortgage Backed Securities
Index had a 12-month return of
8.62%. Interest rates fell even lower
late in the period, as the Federal
Reserve lowered the fed funds rate by
0.25%, the first rate cut in nearly three years. The period's biggest losers were shareholders of emerging-market debt, as the JP Morgan Emerging
Markets Bond Index lost 20.89%
over the past 12 months.

(PHOTOGRAPH OF KEVIN GRANT)
An interview with Kevin Grant, Portfolio Manager of Spartan Investment Grade Bond Fund

Q. HOW DID THE FUND PERFORM, KEVIN?
A. For the 12-month period that ended September 30, 1998, the fund had a total return of 10.95%. In comparison, the fund outpaced the intermediate investment grade debt funds average tracked by Lipper Analytical Services, which returned 10.02%. The fund lagged the Lehman Brothers Aggregate Bond Index, which returned 11.51% during the same period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE OF THE LEHMAN BROTHERS INDEX?
A. Historically, the fund is overweighted in corporate bonds as well as mortgage-backed and asset-backed securities relative to Treasury bonds. The Lehman Brothers Aggregate Bond Index tends to have over 20% of its assets in short- and intermediate-maturity Treasuries. For many years, we've been able to replace the short-term Treasuries that the fund would ordinarily hold with short-term, high-grade corporate bonds. Over the long haul, the yield advantage of the short-term corporate bonds helps generate better total return than the government bonds. However, in the environment we experienced in August and September, the markets cared only about government-guaranteed bonds and Treasuries benefited from a massive flight to quality. While this situation was good for Treasury bonds, it caused the fund to underperform the Lehman Brothers Aggregate Bond Index because the rally was for the most part limited to Treasuries.
Q. WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. During the past few months of the period, we witnessed an extreme demand for safety that we haven't seen since 1987. At the end of the period, the Federal Reserve Board cut the federal funds rate - the interest rate charged by Federal Reserve district banks to banks needing overnight loans - to 5.25%, yet the yield on the two-year Treasury dropped to 4.25%, while their prices went up. This yield spread between the federal funds rate and two-year Treasuries indicated that the bond market believes the Federal Reserve would cut rates further. During the past few months, we've seen the price of two-year Treasuries rise by two percentage points, while prices on many corporate bonds, regardless of credit quality, have barely budged. This is a very unusual event. Assuming we don't have defaults on investment-grade corporate bonds, their yield advantage over government securities could produce an attractive return advantage.
Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?
A. For most of the year, I felt the mortgage securities market was expensive relative to Treasuries and I kept the fund's positions close to the index. As it turns out, we experienced a massive re-pricing of these securities and the mortgage market was much cheaper as the period drew to a close. In fact, over the past eight to 10 years, mortgage rates have ranged anywhere from 80 to 130 basis points (.80 to 1.30 percentage points) higher than the 10-year Treasury bond. At the end of the period, the yield spread between Ginnie Mae mortgage bonds and the 10-year Treasury was over 200 points. As a result, I increased the fund's position in mortgage-backed bonds to take advantage of the interest-rate advantage over Treasuries. Additionally, the fund held approximately 32% of its assets in corporate bonds during the period. This sector contributed to performance until we had the massive flight to quality - and to Treasuries - at the end of the summer. The fund's overweighted position in corporate bonds relative to the index hurt performance.
Q. WHAT'S YOUR OUTLOOK?
A. I think we need to take a cautious view. A number of market and economic indicators point to the possibility of a recession in the U.S. next year. As a result, I have positioned the fund relatively defensively. However, I will continue to look closely at mortgage-backed securities and may look to add to the fund's positions. Corporate bonds also will continue to be a focus for the fund, but over the short term I may not add to existing holdings. I see more value in the mortgage market, particularly in those bonds with high-quality Aaa ratings. While there is prepayment or refinancing risk with mortgages, at these interest rate levels we are better compensated for prepayment risk than at any time in recent years.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS
GOAL: high current income
FUND NUMBER: 448
TRADING SYMBOL: FSIBX
START DATE: October 1, 1992
SIZE: as of September 30,
1998 more than $1.2 billion
MANAGER: Kevin Grant, since
1997; also manager of several
Fidelity investment-grade
taxable bond funds; joined
Fidelity in 1993


KEVIN GRANT ON THE FUND'S
BENCHMARK, THE LEHMAN
BROTHERS AGGREGATE BOND
INDEX, AND ITS ROLE IN THE
MANAGEMENT OF THE FUND:
"The Lehman Brothers Aggregate
Bond Index - a market value
weighted benchmark of
investment-grade fixed-rate debt
issues with maturities of at least
one year - plays a very important
role in the management of the
fund. It's the fund's benchmark
index and includes most of the
universe of investment-grade
bonds with maturities of one year
or more. I use the index as a
guideline for the structure of the
overall bond market, managing the
fund to be generally as sensitive to
changes in interest rates as the
index. In addition, I refer to the
index when deciding how to
allocate assets among different
maturities and market sectors -
such as corporate, mortgage or
government securities - based on
my view of the relative value of
each maturity or sector."

INVESTMENT CHANGES


QUALITY DIVERSIFICATION AS OF SEPTEMBER 30,
1998

(MOODY'S RATINGS)                             % OF FUND'S   % OF FUND'S INVESTMENTS
                                              INVESTMENTS   6 MONTHS AGO

AAA                                            56.5          46.9

AA                                             3.8           4.2

A                                              6.9           6.9

BAA                                            18.9          14.5

BA AND BELOW                                   2.9           3.0


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. SECURITIES RATED AS BA OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF ACQUISITION BY FIDELITY.

AVERAGE YEARS TO MATURITY AS OF SEPTEMBER
30, 1998

                                                  6 MONTHS AGO

YEARS                                        7.8   7.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF SEPTEMBER 30, 1998

                                         6 MONTHS AGO

YEARS                               4.2   4.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF SEPTEMBER 30,1998 *
ROW: 1, COL: 1, VALUE: 11.0
ROW: 1, COL: 2, VALUE: 3.4
ROW: 1, COL: 3, VALUE: 31.8
ROW: 1, COL: 4, VALUE: 21.1
ROW: 1, COL: 5, VALUE: 32.7

CORPORATE BONDS 32.7%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 21.1%
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES 31.8%
OTHER 3.4%
SHORT-TERM
INVESTMENTS 11.0%
* FOREIGN INVESTMENTS 6.7%

AS OF MARCH 31, 1998 **
ROW: 1, COL: 1, VALUE: 24.5
ROW: 1, COL: 2, VALUE: 3.2
ROW: 1, COL: 3, VALUE: 30.0
ROW: 1, COL: 4, VALUE: 12.2
ROW: 1, COL: 5, VALUE: 30.1
CORPORATE BONDS 30.1%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 12.2%
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES 30.0%
OTHER 3.2%
SHORT-TERM
INVESTMENTS 24.5%
** FOREIGN INVESTMENTS 17.4%

INVESTMENTS SEPTEMBER 30, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


NONCONVERTIBLE BONDS - 29.4%

                                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                        RATINGS      AMOUNT (000S)  (000S)
                                        (UNAUDITED)
                                        (D)


AEROSPACE & DEFENSE - 0.4%

DEFENSE ELECTRONICS - 0.4%

Raytheon Co.                                   Baa1  $ 5,000        $ 5,201
6.45%
8/15/02

BASIC INDUSTRIES - 0.6%

PACKAGING & CONTAINERS - 0.6%

Owens-Illinois,
Inc.:

7.15%                                          Ba1    2,600          2,600
5/15/05

7.35%                                          Ba1    2,450          2,453
5/15/08

7.8%                                           Ba1    3,000          2,858
5/15/18

                                                                     7,911

CONSTRUCTION & REAL ESTATE - 1.5%

REAL ESTATE INVESTMENT TRUSTS - 1.5%

CenterPoint                                    Baa2   1,100          1,092
Properties
Corp. 6.75%
4/1/05

EOP Operating
LP:

6.625%                                         Baa1   8,010          8,006
2/15/05

6.75%                                          Baa1   2,270          2,259
2/15/08

7.25%                                          Baa1   8,000          7,549
2/15/18

                                                                     18,906

DURABLES - 1.0%

TEXTILES & APPAREL - 1.0%

Levi Strauss &                                 Baa2   8,550          8,343
Co. 7%
11/1/06 (b)

Unifi, Inc. 6.5%                               A3     5,000          5,007
2/1/08

                                                                     13,350

ENERGY - 1.3%

OIL & GAS - 1.3%

Oryx Energy
Co.:

8.125%                                         Ba1    6,500          6,744
10/15/05

8.375%                                         Ba1    5,000          5,351
7/15/04

Petroleum                                      Baa3   3,670          3,542
Geo-Services
ASA 7.125%
3/30/28

USX-Marathon                                   Baa2   670            695
Group 6.85%
3/1/08

                                                                     16,332

FINANCE - 10.9%

BANKS - 4.5%

ABN-Amro Bank                                  Aa3    1,750          1,821
NV, Chicago
6.625%
10/31/01

BankAmerica                                    Aa3    500            583
Corp. 10%
2/1/03

NONCONVERTIBLE BONDS - CONTINUED

                                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                        RATINGS      AMOUNT (000S)  (000S)
                                        (UNAUDITED)
                                        (D)


FINANCE - CONTINUED

BANKS - CONTINUED

BankBoston NA                                  A2    $ 10,800       $ 10,886
(Bearer)
6.375%
3/25/08

BanPonce Corp.:

5.75%                                          A3     690            691
3/1/99

6.378%                                         A3     770            773
4/8/99

Barclays Bank
PLC yankee:

5.875%                                         A1     4,500          4,541
7/15/00

5.95%                                          A1     5,400          5,496
7/15/01

Capital One
Bank:

6.375%                                         Baa3   2,400          2,452
2/15/03

6.42%                                          Baa3   4,000          4,020
11/12/99

Capital One                                    Ba1    2,900          2,962
Financial
Corp. 7.125%
8/1/08

Central Fidelity                               A1     1,000          1,104
Banks, Inc.
8.15%
11/15/02

Fleet/Norstar                                  A3     250            277
Financial
Group, Inc. 9%
12/1/01

Kansallis-Osake-                               A3     430            492
Pankki, New
York 10%
5/1/02

MBNA Corp.:

6.34%                                          Baa2   800            819
6/2/03

6.875%                                         Baa2   3,600          3,790
11/15/02

NB Capital Trust                               Aa3    3,980          4,370
IV 8.25%
4/15/27

Provident Bank,                                A3     210            213
Cincinnati
6.125%
12/15/00

Providian                                      Baa3   7,750          7,824
National Bank
6.25%
5/7/01

Summit Bancorp                                 BBB    1,000          1,121
8.625%
12/10/02

Union Planters                                 Baa2   1,200          1,240
Corp. 6.75%
11/1/05

Union Planters                                 A3     1,000          1,039
National Bank
6.81%
8/20/01

                                                                     56,514

CREDIT & OTHER FINANCE - 5.4%

Associates Corp.
of North
America:

6% 4/15/03                                     Aa3    2,400          2,474

6% 7/15/05                                     Aa3    10,000         10,311

AT&T Capital
Corp.:

6.16%                                          Baa3   750            759
12/3/99

6.41%                                          Baa3   2,000          2,017
8/13/99

Bank of New                                    A1     3,000          3,269
York, Inc.
Capital I
7.97%
12/31/26

BankBoston                                     A2     1,750          1,736
Capital Trust II
7.75%
12/15/26

BanPonce Trust I                               A3     1,960          2,004
8.327%
2/1/27

BCH Cayman                                     A2     180            191
Islands Ltd.
yankee 7.7%
7/15/06

Chase Capital I                                Aa3    10,570         10,815
7.67%
12/1/26

NONCONVERTIBLE BONDS - CONTINUED

                                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                        RATINGS      AMOUNT (000S)  (000S)
                                        (UNAUDITED)
                                        (D)


FINANCE - CONTINUED

CREDIT & OTHER FINANCE - CONTINUED

ERP Operating                                  A3    $ 1,000        $ 1,014
LP 6.55%
11/15/01

First Security                                 A3     5,420          6,051
Capital I
8.41%
12/15/26

First Union                                    BBB+   2,000          2,171
Institutional
Capital I
8.04%
12/1/26

Fleet Mortgage                                 A2     250            253
Group, Inc.
6.5%
9/15/99

General Electric                               Aaa    1,750          1,763
Capital Corp.
6.94%
4/13/09 (a)

GS Escrow                                      Ba1    5,300          5,232
Corp. 7.125%
8/1/05 (b)

Household                                      A2     8,000          8,124
Finance Corp.
6% 5/8/00

KeyCorp                                        A1     1,100          1,173
Institutional
Capital A
7.826%
12/1/26

MCN Investment                                 Baa3   800            814
Corp. 6.03%
2/1/01

Morgan (J.P.)                                  Aa3    4,620          4,795
Capital Trust II
7.95%
2/1/27

PNC Institutional                              A2     2,000          2,186
Capital Trust
8.315%
5/15/27 (b)

Spieker                                        Baa2   1,650          1,672
Properties LP
6.9%
1/15/04

                                                                     68,824

INSURANCE - 0.4%

Executive Risk                                 Baa3   2,750          2,767
Capital Trust
8.675%
2/1/27

Protective Life                                A3     400            454
Corp. 7.95%
7/1/04

SunAmerica, Inc.                               Baa1   1,500          1,514
6.2%
10/31/99

                                                                     4,735

SAVINGS & LOANS - 0.5%

Great Western                                  A3     4,000          4,344
Finance Trust II
8.206%
2/1/27

Long Island                                    Baa3   1,550          1,565
Savings Bank
FSB 6.2%
4/2/01

                                                                     5,909

SECURITIES INDUSTRY - 0.1%

Amvescap PLC                                   A3     1,500          1,541
6.375%
5/15/03

TOTAL FINANCE                                                        137,523

INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%

INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%

Tyco                                           Baa1   8,000          8,169
International
Group SA
yankee
6.125%
6/15/01

NONCONVERTIBLE BONDS - CONTINUED

                                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                        RATINGS      AMOUNT (000S)  (000S)
                                        (UNAUDITED)
                                        (D)


INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.5%

WMX
Technologies,
Inc.:

6.25%                                          Baa3  $ 2,200        $ 2,208
4/1/99

7.1% 8/1/26                                    Baa3   4,000          4,296

                                                                     6,504

TOTAL INDUSTRIAL MACHINERY &                                         14,673
EQUIPMENT

MEDIA & LEISURE - 4.3%

BROADCASTING - 2.7%

Clear Channel
Communicatio
ns, Inc.:

6.875%                                         Baa3   5,000          4,921
6/15/18

7.25%                                          Baa3   2,500          2,540
10/15/27

Continental
Cablevision,
Inc.:

8.3%                                           Baa3   735            831
5/15/06

9% 9/1/08                                      Baa3   1,710          2,057

Cox                                            Baa2   2,560          2,699
Communicatio
ns, Inc. 6.4%
8/1/08

TCI
Communicatio
ns, Inc.:

6.375%                                         Baa3   350            366
5/1/03

6.875%                                         Baa3   1,240          1,344
2/15/06

8.25%                                          Baa3   120            133
1/15/03

8.75%                                          Baa3   7,000          8,745
8/1/15

9.8% 2/1/12                                    Baa3   3,150          4,211

Time Warner,
Inc.:

6.875%                                         Baa3   2,020          2,087
6/15/18

9.125%                                         Baa3   3,000          3,767
1/15/13

                                                                     33,701

ENTERTAINMENT - 0.7%

Viacom, Inc.                                   Ba2    7,950          8,585
7.75%
6/1/05

PUBLISHING - 0.9%

News America                                   Baa3   6,000          6,631
Holdings, Inc.
8% 10/17/16

News America,                                  Baa3   1,400          1,440
Inc. 6.625%
1/9/08

Time Warner
Entertainment
Co. LP:

8.375%                                         Baa2   1,750          2,106
3/15/23

8.875%                                         Baa2   750            935
10/1/12

10.15%                                         Baa2   500            676
5/1/12

                                                                     11,788

NONCONVERTIBLE BONDS - CONTINUED

                                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                        RATINGS      AMOUNT (000S)  (000S)
                                        (UNAUDITED)
                                        (D)


MEDIA & LEISURE - CONTINUED

RESTAURANTS - 0.0%

Darden                                         Baa1  $ 500          $ 492
Restaurants,
Inc. 6.375%
2/1/06

TOTAL MEDIA & LEISURE                                                54,566

NONDURABLES - 0.7%

FOODS - 0.2%

ConAgra, Inc.                                  Baa1   2,040          2,202
7.125%
10/1/26

TOBACCO - 0.5%

Philip Morris
Companies,
Inc.:

6.95%                                          A2     4,000          4,252
6/1/06

7% 7/15/05                                     A2     2,000          2,138

                                                                     6,390

TOTAL NONDURABLES                                                    8,592

RETAIL & WHOLESALE - 1.1%

GENERAL MERCHANDISE STORES - 0.6%

Dayton Hudson                                  A3     1,000          1,045
Corp. 6.4%
2/15/03

Federated
Department
Stores, Inc.:

6.79%                                          Baa2   2,000          2,114
7/15/27

8.5%                                           Baa2   4,000          4,494
6/15/03

                                                                     7,653

GROCERY STORES - 0.5%

American Stores                                Baa2   2,000          2,264
Co. 7.5%
5/1/37

Kroger Co. 6%                                  Baa3   3,470          3,516
7/1/00

                                                                     5,780

TOTAL RETAIL & WHOLESALE                                             13,433

TECHNOLOGY - 0.5%

COMPUTERS & OFFICE EQUIPMENT - 0.5%

Comdisco, Inc.                                 Baa1   6,000          6,161
6.375%
11/30/01

NONCONVERTIBLE BONDS - CONTINUED

                                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                        RATINGS      AMOUNT (000S)  (000S)
                                        (UNAUDITED)
                                        (D)


TRANSPORTATION - 1.1%

AIR TRANSPORTATION - 0.3%

Delta Air Lines,                               Baa1  $ 2,479        $ 2,739
Inc. equipment
trust certificate
8.54%
1/2/07

United Air Lines,                              Baa3   1,000          1,378
Inc. 10.25%
7/15/21

                                                                     4,117

RAILROADS - 0.8%

Burlington
Northern
Santa Fe
Corp.:

6.53%                                          Baa2   5,000          5,246
7/15/37

6.875%                                         Baa2   2,000          2,083
12/1/27

Norfolk Southern                               Baa1   2,510          2,767
Corp. 7.05%
5/1/37

                                                                     10,096

TOTAL TRANSPORTATION                                                 14,213

UTILITIES - 4.8%

CELLULAR - 1.1%

360 Degrees
Communicatio
ns Co.:

7.125%                                         Baa1   279            298
3/1/03

7.5% 3/1/06                                    Baa1   2,150          2,411

AirTouch                                       Baa2   7,000          7,367
Communicatio
ns, Inc. 6.35%
6/1/05

Cable &                                        Baa1   4,330          4,427
Wireless
Communicatio
ns PLC
6.375%
3/6/03

                                                                     14,503

ELECTRIC UTILITY - 2.0%

Avon Energy
Partners
Holdings:

6.46%                                          Baa2   3,200          3,279
3/4/08 (b)

7.05%                                          Baa2   6,000          6,436
12/11/07 (
b)

British Columbia                               Aa2    410            435
Hydro &
Power
Authority
yankee 12.5%
1/15/14

DR Investments                                 Baa1   2,000          2,104
yankee 7.1%
5/15/02 (b)

Hydro-Quebec                                   A2     250            298
yankee 8%
2/1/13

Israel Electric
Corp. Ltd.:

yankee 7.25%                                   A3     1,000          1,021
12/15/06 (
b)

7.75%                                          A3     5,195          4,933
12/15/27 (
b)

Philadelphia
Electric Co. 1st
& ref. mtg.:

7.75%                                          Baa1   1,000          1,037
5/1/23

8.25%                                          Baa1   100            105
9/1/22

8.625%                                         Baa1   300            316
6/1/22

NONCONVERTIBLE BONDS - CONTINUED

                                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                        RATINGS      AMOUNT (000S)  (000S)
                                        (UNAUDITED)
                                        (D)


UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Texas Utilities                                Baa3  $ 5,265        $ 5,342
Co. 6.375%
1/1/08

                                                                     25,306

GAS - 0.3%

Mitchell Energy                                Baa3   2,520          2,562
&
Development
Corp.
8% 7/15/99

Panhandle                                      A3     1,000          1,035
Eastern Corp.
8.625%
12/1/99

                                                                     3,597

TELEPHONE SERVICES - 1.4%

GTE Corp.                                      Baa1   1,000          1,068
7.83%
5/1/23

WorldCom, Inc.:

6.4%                                           Baa2   12,370         13,053
8/15/05

9.375%                                         Baa2   3,486          3,642
1/15/04

                                                                     17,763

TOTAL UTILITIES                                                      61,169

TOTAL NONCONVERTIBLE                                                 372,030
BONDS
(Cost $361,729)



U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 21.1%



U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.3%

Fannie Mae                                  Aaa   1,800          1,894
5.75%
6/15/05

Federal Home
Loan Bank:

7.31%                                       Aaa   5,000          5,598
6/16/04

7.36%                                       Aaa   7,900          8,892
7/1/04

7.87%                                       Aaa   1,700          1,968
10/20/04

Financing Corp.                             Aaa   5,606          4,335
Coupon Strip
0% 3/26/04

Freddie Mac                                 Aaa   4,350          5,113
8.115%
1/31/05

U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - CONTINUED

                                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                        RATINGS      AMOUNT (000S)  (000S)
                                        (UNAUDITED)
                                        (D)


U.S. GOVERNMENT AGENCY OBLIGATIONS -
CONTINUED

Guaranteed                                  Aaa  $ 16           $ 17
Export Trust
Certificates
(assets of Trust
guaranteed by
U.S.
Government
through
Export-Import
Bank) Series
1994-C,
6.61%
9/15/99

U.S. Department                             Aaa   1,000          1,163
of Housing
and Urban
Development
government
guaranteed
participation
certificates
Series
1995-A,
8.24%
8/1/04

TOTAL U.S. GOVERNMENT AGENCY                                     28,980
OBLIGATIONS

U.S. TREASURY OBLIGATIONS - 18.8%

U.S. Treasury                               Aaa   16,300         21,946
Bond 7.625%
2/15/25

U.S. Treasury
Notes:

5.875%                                      Aaa   530            540
2/15/00

5.875%                                      Aaa   30,500         31,825
11/30/01

6.375%                                      Aaa   15,400         16,247
9/30/01

7% 7/15/06                                  Aaa   144,020        167,783

TOTAL U.S. TREASURY OBLIGATIONS                                  238,341

TOTAL U.S. GOVERNMENT AND                                        267,321
GOVERNMENT AGENCY
OBLIGATIONS
(Cost $252,653)



U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 31.8%



FANNIE MAE - 30.0%

5.5% 1/1/09 to                                Aaa   14,416         14,358
4/1/11

6% 2/1/13 to                                  Aaa   89,480         90,348
11/1/25

6.5% 12/16/03                                 Aaa   211,528        215,091
to 10/1/28

7% 10/1/28 (e)                                Aaa   41,375         42,539

7.5% 10/1/28                                  Aaa   15,000         15,478

8% 10/1/28                                    Aaa   652            677

9.5% 4/1/17 to                                Aaa   1,017          1,097
12/1/18

TOTAL FANNIE MAE                                                   379,588

FREDDIE MAC - 0.0%

7% 6/1/01 to                                  Aaa   496            501
7/1/01

U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES -
CONTINUED

                                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                        RATINGS      AMOUNT (000S)  (000S)
                                        (UNAUDITED)
                                        (D)


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
1.8%

6% 10/15/08 to                                Aaa  $ 3,492        $ 3,557
5/15/09

7.5% 1/15/26                                  Aaa   17,511         18,159
to 8/15/28

9.5% 7/15/16                                  Aaa   617            666
to 3/15/22

TOTAL GOVERNMENT NATIONAL                                          22,382
MORTGAGE ASSOCIATION

TOTAL U.S. GOVERNMENT                                              402,471
AGENCY -
MORTGAGE-BACKED
SECURITIES
(Cost $393,864)


ASSET-BACKED SECURITIES - 3.3%



Arcadia                          Aaa    14,000   14,298
Automobile
Receivables
Trust
6.5%
6/17/02

Capita                           Baa2   1,760    1,792
Equipment
Receivables
Trust
6.48%
10/15/06

Chevy Chase                      Aaa    1,475    1,494
Auto
Receivables
Trust
5.91%
12/15/04

Contimortgage                    Aaa    5,000    5,022
Home Equity
Loan Trust
6.26%
7/15/12

Ford Credit Auto
Owner Trust:

6.2%                             Baa3   1,790    1,823
12/15/02

6.4%                             A1     1,730    1,769
5/15/02

6.4%                             Baa3   1,020    1,025
12/15/02

Ford Credit                      Aaa    192      193
Grantor Trust
5.9%
10/15/00

Green Tree                       Aaa    579      580
Financial
Corp. 6.1%
4/15/27

Key Auto
Finance Trust:

6.3%                             A2     2,041    2,051
10/15/03

6.65%                            Baa3   599      605
10/15/03

MBNA Master                      Aaa    5,000    5,306
Credit Card
Trust II
6.55%
1/15/07

PNC Student                      Aaa    5,700    5,799
Loan Trust I
6.314%
1/25/01

Premier Auto                     Aaa    415      415
Trust 6%
5/6/00

TOTAL ASSET-BACKED                               42,172
SECURITIES
(Cost $41,238)

COMMERCIAL MORTGAGE SECURITIES -
1.6%

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


CS First Boston
Mortgage
Securities
Corp.:

Series 1998                         Baa2  $ 5,260        $ 5,199
FLI Class E,
6.5063%
1/10/13 (b)
(c)

Series                              Baa2   2,200          2,204
1997-C2
Class D,
7.27%
1/17/35

Equitable Life
Assurance
Society of the
United States
(The):

Series 174                          Aa2    1,000          1,081
Class B1,
7.33%
5/15/06 (b)

Series 1996-1                       A2     1,000          1,083
Class C1,
7.52%
5/15/06 (b)

GS Mortgage                         Baa3   2,000          1,950
Securities
Corp. II Series
1998-GLII
Class E,
7.1905%
4/13/31 (b)(c
)

Morgan Stanley
Capital I, Inc.
Series
1998-CF1:

Class D,                            Baa2   3,125          3,156
7.35%
1/15/12

Class E,                            Baa3   1,074          1,026
7.35%
12/15/12

Structured Asset                    AAA    947            953
Securities
Corp.
sequential pay
Series 1996
Class A-2A,
7.75%
2/25/28

Thirteen                            Aaa    3,000          3,156
Affiliates of
General
Growth
Properties, Inc.
sequential pay
Series A-2,
6.602%
12/15/10 (b)

Wells Fargo                         Aaa    576            595
Capital
Markets
Apartment
Financing Trust
6.56%,
12/29/05 (b)

TOTAL COMMERCIAL                                          20,403
MORTGAGE SECURITIES
(Cost $19,964)

FOREIGN GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 1.1%



Manitoba                             A1    6,300   6,684
Province
yankee
6.875%
9/15/02

New Brunswick                        A1    500     563
Province
yankee
7.625%
2/15/13

Ontario Province                     Aa3   2,000   2,204
7%, 8/4/05

Quebec Province                      A2    4,000   4,381
7% 1/30/07

Saskatchewan                         A2    300     391
Province
yankee 8.5%
7/15/22

TOTAL FOREIGN GOVERNMENT                           14,223
AND
GOVERNMENT AGENCY
OBLIGATIONS
(Cost $13,481)

SUPRANATIONAL OBLIGATIONS - 0.4%



Inter American                     Aaa   5,000   5,488
Development
Bank yankee
6.29%
7/16/27
(Cost $4,969)

CERTIFICATES OF DEPOSIT - 2.2%

                        MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                        RATINGS      AMOUNT (000S)  (000S)
                        (UNAUDITED)
                        (D)


Canadian                         Aa3  $ 2,500        $ 2,553
Imperial Bank
of Commerce,
New York
yankee 6.2%
8/1/00

Sumitomo Bank                    -     25,000         25,005
Ltd. Japan
yankee
6.04%
10/19/98

TOTAL CERTIFICATES OF DEPOSIT                         27,558
(Cost $27,504)

CASH EQUIVALENTS - 9.1%

                         MATURITY
                         AMOUNT (000S)

Investments in           $ 114,689       114,671
repurchase
agreements
(U.S. Treasury
obligations), in
a joint
trading
account at
5.77%, dated
9/30/98 due
10/1/98
(Cost
$114,671)

TOTAL INVESTMENT IN                     $ 1,266,337
SECURITIES - 100%
(Cost $1,230,073)

LEGEND
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $46,598,000 or 3.8% of net assets.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
(d) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(e) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS  S&P RATINGS

Aaa, Aa, A   67.1%  AAA, AA, A   67.4%

Baa          18.6%  BBB          17.4%

Ba           2.9%   BB           3.0%


INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $1,230,127,000. Net unrealized appreciation aggregated $36,211,000, of which $37,961,000 related to appreciated investment securities and $1,750,000 related to depreciated investment securities.
The fund hereby designates approximately $1,100,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN
THOUSANDS (EXCEPT
PER-SHARE
AMOUNT) SEPTEMB
ER 30, 1998

ASSETS

INVESTMENT IN                    $ 1,266,337
SECURITIES, AT
VALUE
(INCLUDING
REPURCHASE
AGREEMENTS OF
$114,671)
(COST
$1,230,073)
-
SEE
ACCOMPANYING
SCHEDULE

RECEIVABLE FOR                    15,413
INVESTMENTS
SOLD

RECEIVABLE FOR                    2,010
FUND SHARES
SOLD

INTEREST                          12,446
RECEIVABLE

 TOTAL ASSETS                     1,296,206

LIABILITIES

PAYABLE FOR            $ 15,493
INVESTMENTS
PURCHASED
REGULAR
DELIVERY

 DELAYED                58,303
DELIVERY

PAYABLE FOR FUND        930
SHARES
REDEEMED

DISTRIBUTIONS           814
PAYABLE

ACCRUED                 374
MANAGEMENT
FEE

OTHER PAYABLES          1
AND ACCRUED
EXPENSES

 TOTAL LIABILITIES                75,915

NET ASSETS                       $ 1,220,291

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                  $ 1,180,848

DISTRIBUTIONS IN                  (14)
EXCESS OF NET
INVESTMENT
INCOME

ACCUMULATED                       3,193
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                    36,264
APPRECIATION
(DEPRECIATION)
ON INVESTMENTS

NET ASSETS, FOR                  $ 1,220,291
114,029
SHARES
OUTSTANDING

NET ASSET VALUE,                  $10.70
OFFERING PRICE
AND
REDEMPTION
PRICE PER SHARE
($1,220,291
(DIVIDED BY) 114,029
SHARES)

STATEMENT OF OPERATIONS
AMOUNTS IN
THOUSANDS YEAR
ENDED SEPTEMBER
30, 1998

INVESTMENT                  $ 53,196
INCOME
INTEREST

EXPENSES

MANAGEMENT FEE    $ 5,189

NON-INTERESTED     3
TRUSTEES'
COMPENSATION

 TOTAL EXPENSES    5,192
BEFORE
REDUCTIONS

 EXPENSE           (2,086)   3,106
REDUCTIONS

NET INVESTMENT               50,090
INCOME

REALIZED AND                 11,120
UNREALIZED GAIN
(LOSS)
NET REALIZED
GAIN (LOSS) ON
INVESTMENT
SECURITIES

CHANGE IN NET                28,204
UNREALIZED
APPRECIATION
(DEPRECIATION)
ON INVESTMENT
SECURITIES

NET GAIN (LOSS)              39,324

NET INCREASE                $ 89,414
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN         YEAR ENDED      YEAR ENDED
THOUSANDS          SEPTEMBER 30,   SEPTEMBER 30,
                   1998            1997

INCREASE
(DECREASE) IN
NET ASSETS

OPERATIONS         $ 50,090        $ 25,682
NET INVESTMENT
INCOME

 NET REALIZED       11,120          488
GAIN (LOSS)

 CHANGE IN NET      28,204          11,421
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE       89,414          37,591
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

DISTRIBUTIONS TO    (50,184)        (25,740)
SHAREHOLDERS
FROM NET
INVESTMENT
INCOME

SHARE               918,877         359,111
TRANSACTIONS
NET PROCEEDS
FROM SALES OF
SHARES

 REINVESTMENT       43,355          21,867
OF DISTRIBUTIONS

 COST OF SHARES     (331,925)       (185,908)
REDEEMED

 NET INCREASE       630,307         195,070
(DECREASE) IN
NET ASSETS
RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL             669,537         206,921
INCREASE
(DECREASE) IN
NET ASSETS

NET ASSETS

 BEGINNING OF       550,754         343,833
PERIOD

 END OF PERIOD     $ 1,220,291     $ 550,754
(INCLUDING
DISTRIBUTIONS
IN EXCESS OF
NET
INVESTMENT
INCOME OF
$14 AND
$201,
RESPECTIVELY)

OTHER
INFORMATION
SHARES

 SOLD               87,981          35,505

 ISSUED IN          4,148           2,161
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED           (31,812)        (18,407)

 NET INCREASE       60,317          19,259
(DECREASE)

FINANCIAL HIGHLIGHTS
                     YEARS
                     ENDED
                     SEPTEMB
                     ER 30,

                     1998      1997      1996      1995      1994

SELECTED
PER-SHARE
DATA

NET ASSET VALUE,     $ 10.250  $ 9.980   $ 10.170  $ 9.510   $ 10.940
BEGINNING OF
PERIOD

INCOME FROM           .634B     .640 B    .655      .693      .668
INVESTMENT
OPERATIONS
NET INVESTMENT
INCOME

 NET REALIZED         .453      .273      (.211)    .673      (1.384)
AND UNREALIZED

 GAIN (LOSS)

 TOTAL FROM           1.087     .913      .444      1.366     (.716)
INVESTMENT
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET             (.637)    (.643)    (.634)    (.686)    (.704)
INVESTMENT
INCOME

 IN EXCESS OF NET     -         -         -         (.020)    (.010)
REALIZED GAIN

 TOTAL                (.637)    (.643)    (.634)    (.706)    (.714)
DISTRIBUTIONS

NET ASSET VALUE,     $ 10.700  $ 10.250  $ 9.980   $ 10.170  $ 9.510
END OF PERIOD

TOTAL RETURN A        10.95%    9.43%     4.46%     14.94%    (6.75)%

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END      $ 1,220   $ 551     $ 344     $ 148     $ 106
OF PERIOD
(IN MILLIONS)

RATIO OF EXPENSES     .38% C    .48% C    .65%      .65%      .65%
TO AVERAGE
NET ASSETS

RATIO OF NET          6.11%     6.36%     6.35%     6.92%     6.90%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO TURNOVER    222%      194%      169%      147%      44%
RATE

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Investment Grade Bond Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales, futures and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,276,450,000 and $1,680,571,000, respectively, of which U.S. government and government agency obligations aggregated $1,778,752,000 and $1,416,157,000, respectively
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .60% of the fund's average net assets. On June 27, 1998 FMR reduced the management fee rate for Spartan Investment Grade Bond Fund from .65% to .60%.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $12,000 for the period. Effective June 27, 1998 these transaction fees were eliminated.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets. For the period, the reimbursement reduced the expenses by $2,075,000. Effective January 1, 1999, the fund's expense limitation will be changed from .38% to .50% of average net assets.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $11,000 under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Charles Street Trust and the Shareholders of Spartan Investment Grade Bond Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Investment Grade Bond Fund (a fund of Fidelity Charles Street Trust) at September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Investment Grade Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 1998

DISTRIBUTIONS

A total of 18.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Kevin E. Grant, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Strategic Income
Target Timeline SM 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress(registered trademark)(AUTOMATED GRAPHIC)
1-800-544-5555
(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

SIG-ANN-1198  64333
1.703372.101

(FIDELITY LOGO GRAPHIC)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SPARTAN(REGISTERED TRADEMARK)
SHORT-TERM BOND
FUND

ANNUAL REPORT
SEPTEMBER 30, 1998

(2 FIDELITY LOGO GRAPHICS)(REGISTERED TRADEMARK)

CONTENTS

PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    23  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   27  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   30  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           31


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

The stock and bond markets continued to be influenced by competing factors as the third quarter of 1998 ended. On the one hand, low inflation, low unemployment and moderate growth in the U.S. economy provided a foundation for positive returns. But growing concerns about U.S. corporate earnings, combined with fears about the health of the economies and financial markets in Japan, Russia and many emerging markets, led to a continuation of the volatility that has marked most of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED   PAST 1  PAST 5  LIFE OF
SEPTEMBER 30,   YEAR    YEARS   FUND
1998

SPARTAN         7.33%   25.98%  35.67%
SHORT-TERM
BOND

LB 1-3 YEAR     7.87%   33.67%  N/A
GOVT/CORP

SHORT           6.68%   30.31%  N/A
INVESTMENT
GRADE DEBT
FUNDS
AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues, with maturities between one and three years. To measure how the fund's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 100 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED   PAST 1  PAST 5  LIFE OF
SEPTEMBER 30,   YEAR    YEARS   FUND
1998

SPARTAN         7.33%   4.73%   5.22%
SHORT-TERM
BOND

LB 1-3 YEAR     7.87%   5.98%   N/A
GOVT/CORP

SHORT           6.68%   5.43%   N/A
INVESTMENT
GRADE DEBT
FUNDS
AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Spartan Short-Term Bond     LB 1-3 Year Govt/Corp
             00449                       LB013
  1992/10/31      10000.00                    10000.00
  1992/11/30      10007.37                     9985.91
  1992/12/31      10100.06                    10080.21
  1993/01/31      10245.37                    10187.78
  1993/02/28      10362.03                    10270.90
  1993/03/31      10428.83                    10304.27
  1993/04/30      10491.81                    10368.93
  1993/05/31      10517.30                    10345.31
  1993/06/30      10633.77                    10423.65
  1993/07/31      10696.60                    10447.49
  1993/08/31      10801.74                    10534.96
  1993/09/30      10840.89                    10568.95
  1993/10/31      10900.33                    10593.61
  1993/11/30      10925.24                    10596.72
  1993/12/31      11009.87                    10639.63
  1994/01/31      11082.02                    10707.40
  1994/02/28      11001.58                    10642.53
  1994/03/31      10793.58                    10587.81
  1994/04/30      10672.90                    10547.60
  1994/05/31      10776.08                    10561.90
  1994/06/30      10637.30                    10589.67
  1994/07/31      10716.07                    10686.05
  1994/08/31      10772.43                    10722.12
  1994/09/30      10806.21                    10698.28
  1994/10/31      10793.34                    10722.74
  1994/11/30      10802.42                    10677.76
  1994/12/31      10500.90                    10698.07
  1995/01/31      10584.46                    10845.03
  1995/02/28      10686.93                    10995.09
  1995/03/31      10746.59                    11057.48
  1995/04/30      10852.82                    11157.58
  1995/05/31      11033.96                    11350.76
  1995/06/30      11103.44                    11412.52
  1995/07/31      11148.58                    11458.12
  1995/08/31      11219.00                    11527.56
  1995/09/30      11275.92                    11584.55
  1995/10/31      11374.74                    11680.73
  1995/11/30      11469.71                    11781.25
  1995/12/31      11545.13                    11870.58
  1996/01/31      11645.60                    11972.14
  1996/02/29      11604.18                    11926.54
  1996/03/31      11580.33                    11917.84
  1996/04/30      11593.17                    11929.86
  1996/05/31      11620.33                    11957.43
  1996/06/30      11710.28                    12044.89
  1996/07/31      11749.76                    12091.74
  1996/08/31      11789.36                    12136.30
  1996/09/30      11892.38                    12247.39
  1996/10/31      12024.38                    12385.64
  1996/11/30      12114.43                    12478.50
  1996/12/31      12126.29                    12480.57
  1997/01/31      12176.93                    12540.88
  1997/02/28      12207.78                    12571.97
  1997/03/31      12207.08                    12562.23
  1997/04/30      12299.58                    12665.24
  1997/05/31      12380.91                    12753.75
  1997/06/30      12475.64                    12842.46
  1997/07/31      12614.79                    12985.06
  1997/08/31      12629.16                    12997.28
  1997/09/30      12724.82                    13097.39
  1997/10/31      12809.73                    13191.70
  1997/11/30      12835.18                    13224.86
  1997/12/31      12919.79                    13312.12
  1998/01/31      13047.83                    13440.63
  1998/02/28      13069.40                    13454.10
  1998/03/31      13125.91                    13506.54
  1998/04/30      13181.18                    13573.49
  1998/05/31      13265.46                    13647.27
  1998/06/30      13333.78                    13717.74
  1998/07/31      13389.09                    13781.58
  1998/08/31      13501.85                    13940.14
  1998/09/30      13657.74                    14127.72
IMATRL PRASUN   SHR__CHT 19980930 19981006 115635 R00000000000074

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Short-Term Bond Fund on October 31, 1992, shortly after the fund started. As the chart shows, by September 30, 1998, the value of the investment would have grown to $13,658 - a 36.58% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Corporate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,128 - a 41.28% increase.

(CHECKMARK)UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.

TOTAL RETURN COMPONENTS
               YEARS
               ENDED
               SEPTEM
               BER 30,

               1998     1997   1996    1995    1994

DIVIDEND       6.56%    6.67%  6.67%   6.49%   6.20%
RETURNS

CAPITAL        0.77%    0.33%  -1.20%  -2.14%  -6.52%
RETURNS

TOTAL RETURNS  7.33%    7.00%  5.47%   4.35%   -0.32%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED   PAST 1       PAST 6        PAST 1
SEPTEMBER 30,   MONTH        MONTHS        YEAR
1998

DIVIDENDS PER   4.46(CENTS)  28.05(CENTS)  57.21(CENTS)
SHARE

ANNUALIZED      5.97%        6.18%         6.32%
DIVIDEND
RATE

30-DAY          5.42%        -             -
ANNUALIZED
YIELD

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.09 over the past one month, $9.05 over the past six months and $9.05 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses during the periods shown, the yield would have been 5.17%.

FUND TALK: THE MANAGER'S OVERVIEW


MARKET RECAP
As a safe haven from turbulent stock
markets worldwide, bond markets
reaped the benefits from the flight to
quality by anxious investors during
the 12-month period ending
September 30, 1998. The Lehman
Brothers Aggregate Bond Index - a
broad measure of the U.S. taxable
investment-grade bond market -
returned 11.51% over the past year,
two and one-half times higher than the
4.54% return generated for the
six-month period ending March 31,
1998. The buying surge sent
Treasury-bond yields - which move
in the opposite direction of bond
prices - to their lowest level in over
three decades, as the yield on the
benchmark 30-year bond fell to
4.96%. In spite of the global economic
crisis that dominated the period, the
U.S. enjoyed low interest rates, low
inflation and a stable economy, which
aided the performance of corporate
bonds. The Lehman Brothers
Corporate Bond Index returned
11.07% for the 12-month period.
Mortgage-backed bonds also
performed well, although lower
interest rates resulted in higher
refinancing activity. The Lehman
Brothers Mortgage Backed Securities
Index had a 12-month return of
8.62%. Interest rates fell even lower
late in the period, as the Federal
Reserve lowered the fed funds rate by
0.25%, the first rate cut in nearly three years. The period's biggest losers were shareholders of emerging-market debt, as the JP Morgan Emerging
Markets Bond Index lost 20.89%
over the past 12 months.


(PHOTOGRAPH OF ANDREW DUDLEY)

An interview with Andrew Dudley, Portfolio Manager of Spartan
Short-Term Bond Fund
Q. HOW DID THE FUND PERFORM, ANDY ?
A. For the 12 months that ended September 30, 1998, the fund had a total return of 7.33%. That outperformed the 6.68% return of the short investment grade debt funds average tracked by Lipper Analytical Services. For the same period, the Lehman Brothers 1-3 Year Government/Corporate Bond Index returned 7.87%.
Q. WHAT FACTORS CONTRIBUTED TO FUND'S PERFORMANCE? WHY DID THE FUND UNDERPERFORM THE LEHMAN BROTHERS INDEX?
A. While the performance of the Treasury market was solid due to a flight to quality from stocks and riskier bond investments, the broader bond market was stricken by growing concerns of economic slowdown and a subsequent extremely negative supply/demand environment. Essentially, rumors began that a number of highly leveraged hedge funds were already, or were going to be, forced sellers of certain bonds. This potential deluge of supply created a huge dislocation in bond markets - creating a collapse in liquidity in both corporate and mortgage-backed securities - pushing the yield spreads relative to Treasuries to much wider levels. In the pursuit of high current income, the fund has historically taken on a higher level of exposure to the non-Treasury sectors than the Lehman Brothers 1-3 Year Government/Corporate Index. Since the fund was underweighted in government securities relative to the index, the extreme flight to quality into Treasuries caused the fund to underperform the Lehman Brothers index. The recent performance of much of the short-term bond fund universe - as represented by the Lipper peer group - suggests that many managers faced similar issues.
Q. HOW WERE THE FUND'S ASSETS ALLOCATED?
A. Corporate bonds and asset-backed securities - which are bonds backed by a pool of loans such as credit cards - accounted for approximately 65% of the fund's assets during the period. Within these holdings, asset-backed securities accounted for about 18% of the fund, and performed better on average than their corporate counterparts. Most of the fund's holdings in asset-backed securities were rated Aaa, the highest quality, and thus suffered to a lesser extent. By comparison, as I've already mentioned, corporate bonds suffered more severely relative to Treasuries. However, there were some bright spots within our corporate holdings that outperformed the general corporate market: namely, our cable, telecommunications, and media exposure. Mortgage-backed securities accounted for roughly 15% of the fund's allocation. Similar to corporate bonds, mortgage-backed securities were hurt relative to U.S. government bonds during the extreme flight to quality along with the increasing fear of a new refinancing and prepayment wave.
Q. WHAT OTHER SECTORS CONTRIBUTED TO PERFORMANCE?
A. The remaining assets in the fund - around 20% - were in U.S. government and agency obligations during the period. U.S. Treasuries and agency bonds performed the best of all the bond sectors. Unfortunately, the fund suffered relative to the index due to its underweighted position in this sector.
Q. THE GLOBAL FLIGHT TO QUALITY INTO U.S. TREASURIES HAS BEEN THE BIG STORY OVER THE PAST FEW MONTHS. DO YOU SEE THIS TREND CONTINUING?
A. There is very little official data on how much leveraged debt remains in the system. Consequently, it's impossible to tell how many troubled hedge funds are still out there. On the global front, while we can use our research resources to make an educated assessment about which countries would be next to face credit concerns, political uncertainties often make this assessment murky. As a result, over the short-term, it is difficult to determine how long this trend will continue. What we do know is that much of the liquidation activity has taken place at severely distressed levels, on some occasions pushing the yield spread for even strong credits back to very wide levels. Over the long term, investors should begin to see a focus less on liquidity and more on relative value. Until that time, though, the non-Treasury markets may continue to have a tough time.
Q. WHAT'S YOUR OUTLOOK?
A. Within the corporate bond sector, I think the best issues may be the less-cyclical, domestically focused businesses that have improving credit profiles. I believe the market will continue to focus on high-quality, non-cyclical corporate debt in the face of global market turmoil. The commodity-related industries like energy, precious metals and paper most likely will continue to suffer in this volatile environment. Over the longer term, solid companies in the media, telecommunications and domestic regional-banking sectors could be rewarded for improving business and credit fundamentals. As a result, corporate bonds in these sectors should remain defensive positions. Within the mortgage-backed sector there are also opportunities. As a result of the volatility, there are segments of the mortgage-backed securities market that look attractive. I remain comfortable with our current holdings and feel that there will be more opportunities over time. In the short term, volatility may continue; but over the longer term, the non-Treasury sectors should stabilize to the fund's benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS
GOAL: HIGH CURRENT INCOME
WITH PRESERVATION OF CAPITAL
FUND NUMBER: 449
TRADING SYMBOL: FTBDX
START DATE: OCTOBER 1, 1992
SIZE: AS OF SEPTEMBER 30,
1998, MORE THAN $357 MILLION
MANAGER: ANDREW DUDLEY,
SINCE 1997; MANAGER, FIDELITY
ADVISOR SHORT-FIXED INCOME
FUND, SINCE 1997; JOINED
FIDELITY IN 1996

ANDREW DUDLEY ON THE FUND'S
BENCHMARK INDEX - THE
LEHMAN BROTHERS 1-3 YEAR
GOVERNMENT/CORPORATE BOND
INDEX - AND ITS ROLE IN THE
MANAGEMENT OF THE FUND:
"THE LEHMAN BROTHERS 1-3 YEAR
GOVERNMENT/CORPORATE BOND INDEX
PLAYS AN IMPORTANT ROLE IN THE
MANAGEMENT OF THE FUND. IT'S THE
FUND'S BENCHMARK INDEX AND
INCLUDES MOST OF THE UNIVERSE OF
INVESTMENT-GRADE BONDS WITH
MATURITIES BETWEEN ONE AND THREE
YEARS. I USE THE INDEX AS A
GUIDELINE ABOUT THE STRUCTURE OF
THE OVERALL BOND MARKET, MANAGING
THE FUND TO BE GENERALLY AS
SENSITIVE TO CHANGES IN INTEREST
RATES AS THE INDEX. IN ADDITION, I
REFER TO THE INDEX WHEN DECIDING
HOW TO ALLOCATE ASSETS AMONG
DIFFERENT MATURITIES AND MARKET
SECTORS - SUCH AS CORPORATE OR
GOVERNMENT SECURITIES - BASED ON
MY VIEW OF THE RELATIVE VALUE OF
EACH MATURITY OR SECTOR."
(SOLID BULLET) EFFECTIVE THE CLOSE OF BUSINESS ON
JUNE 26, 1998, THE SPARTAN
SHORT-TERM BOND FUND'S SHARES
ARE NO LONGER AVAILABLE TO NEW
ACCOUNTS. SHAREHOLDERS OF THE FUND
ON THAT DATE MAY CONTINUE TO
PURCHASE SHARES IN ACCOUNTS EXISTING
ON THAT DATE.

INVESTMENT CHANGES

QUALITY DIVERSIFICATION AS OF SEPTEMBER
30, 1998

(MOODY'S RATINGS)                         % OF FUND'S   % OF FUND'S INVESTMENTS
                                          INVESTMENTS   6 MONTHS AGO

AAA                                        41.4          43.3

AA                                         7.8           7.5

A                                          14.3          13.9

BAA                                        27.3          23.9

BA AND BELOW                               3.8           7.1

NOT RATED                                  0.9           1.3


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. SECURITIES RATED AS BA OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF ACQUISITION BY FIDELITY.

AVERAGE YEARS TO MATURITY AS OF
SEPTEMBER 30, 1998

                                        6 MONTHS AGO

YEARS                              2.4   2.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF SEPTEMBER 30, 1998

                                         6 MONTHS AGO

YEARS                               1.7   1.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF SEPTEMBER 30, 1998 *
ROW: 1, COL: 2, VALUE: 24.2
ROW: 1, COL: 3, VALUE: 8.699999999999999
ROW: 1, COL: 4, VALUE: 3.3
ROW: 1, COL: 5, VALUE: 4.5
CORPORATE BONDS 59.3%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 24.2%
CMOS AND OTHER
MORTGAGE-RELATED
SECURITIES 8.7%
OTHER 3.3%
SHORT-TERM
INVESTMENTS 4.5%
 * FOREIGN INVESTMENTS 6.7%

AS OF MARCH 31, 1998 **
CORPORATE BONDS 61.4%
ROW: 1, COL: 1, VALUE: 59.3
ROW: 1, COL: 1, VALUE: 61.4
ROW: 1, COL: 2, VALUE: 26.3
ROW: 1, COL: 3, VALUE: 5.7
ROW: 1, COL: 4, VALUE: 3.6
ROW: 1, COL: 5, VALUE: 3.0
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 26.3%
CMOS AND OTHER
MORTGAGE-RELATED
SECURITIES 5.7%
OTHER 3.6%
SHORT-TERM
INVESTMENTS 3.0%
 ** FOREIGN INVESTMENTS  5.8%

INVESTMENTS SEPTEMBER 30, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



NONCONVERTIBLE BONDS - 42.4%

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


BASIC INDUSTRIES - 1.4%

CHEMICALS & PLASTICS - 1.0%

Methanex Corp.                            A2    $ 3,500        $ 3,618
yankee 8.875%
11/15/01

PACKAGING & CONTAINERS - 0.4%

Owens-Illinois, Inc.                      Ba1    1,390          1,390
7.15% 5/15/05

TOTAL BASIC INDUSTRIES                                          5,008

CONSTRUCTION & REAL ESTATE - 1.8%

REAL ESTATE INVESTMENT TRUSTS - 1.8%

Camden Property                           Baa2   2,825          2,844
Trust 6.625%
2/15/01

CenterPoint                               Baa2   430            427
Properties Corp.
6.75% 4/1/05

EOP Operating LP:

6.375% 2/15/03                            Baa1   1,250          1,249

6.376% 2/15/02                            Baa1   900            904

Weeks Realty LP                           Baa2   1,100          1,076
6.875% 3/15/05

                                                                6,500

ENERGY - 0.6%

OIL & GAS - 0.6%

Occidental Petroleum
Corp.:

6.09% 11/29/99                            Baa3   580            586

8.5% 11/9/01                              Baa2   800            865

Oryx Energy Co.:

8.125%                                    Ba1    220            228
10/15/05

8.375% 7/15/04                            Ba1    400            428

                                                                2,107

FINANCE - 18.3%

BANKS - 7.2%

Banc One Corp.                            Aa3    1,250          1,275
6.7% 3/24/00

Banco
Latinoamericano
Exportaciones SA
euro:

6.45%                                     Baa2   930            947
9/13/99 (a)

6.9% 12/4/99 (a)                          Baa2   550            553

BanPonce Corp.                            A3     1,290          1,313
6.488% 3/3/00

BanPonce Financial
Corp.:

6.88% 6/16/00                             A3     510            524

7.65% 5/3/00                              A3     1,550          1,606

Barclays Bank PLC                         A1     2,500          2,523
yankee 5.875%
7/15/00

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


FINANCE - CONTINUED

BANKS - CONTINUED

Capital One Bank:

5.95% 2/15/01                             Baa3  $ 2,000        $ 1,990

6.42% 11/12/99                            Baa3   2,200          2,211

7.35% 6/20/00                             Baa3   2,400          2,456

First USA Bank 6.5%                       Aa2    1,700          1,728
12/23/99

KeyCorp. 7.45%                            A1     1,100          1,137
4/5/00

NationsBank Corp.                         Aa2    3,000          3,036
5.75% 3/15/01

Popular, Inc. 6.4%                        A3     1,410          1,425
8/25/00

Providian National
Bank:

6.25% 5/7/01                              Baa3   1,300          1,312

6.7% 3/15/03                              Baa3   1,800          1,889

                                                                25,925

CREDIT & OTHER FINANCE - 9.8%

Abbey National PLC                        Aa3    2,400          2,536
6.69% 10/17/05

Aristar, Inc. 6%                          A3     3,200          3,237
8/1/01

AT&T Capital Corp.:

6.16% 12/3/99                             Baa3   1,940          1,964

6.25% 5/15/01                             Baa3   2,500          2,540

Chrysler Financial                        A2     1,720          1,745
Corp. 6.375%
1/28/00

Edison Mission                            Baa1   1,667          1,741
Energy Funding
Corp. 6.77%
9/15/03 (a)

ERP Operating LP                          A3     350            355
6.55% 11/15/01

Finova Capital Corp.                      Baa1   580            589
6.27% 9/29/00

General Electric                          Aaa    5,000          5,124
Capital Corp.
6.01% 4/30/01

General Motors
Acceptance Corp.:

5.85% 4/20/00                             A2     4,480          4,535

9% 10/15/02                               A2     3,000          3,387

GS Escrow Corp.                           Ba1    2,400          2,386
6.75% 8/1/01 (a)

Heller Financial, Inc.                    A3     1,500          1,530
6.25% 3/1/01

MCN Investment                            Baa3   1,450          1,451
Corp. 5.84%
2/1/99

Money Store, Inc.                         A2     650            694
7.3% 12/1/02

North American                            Baa2   750            750
Mortgage Co.
5.8% 11/2/98

Salton Sea Funding                        Baa3   654            660
Corp. 7.02%
5/30/00

                                                                35,224

SAVINGS & LOANS - 1.0%

Great Western                             A3     1,025          1,041
Financial Corp.
6.375% 7/1/00

NONCONVERTIBLE BONDS - CONTINUED


                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)

FINANCE - CONTINUED

SAVINGS & LOANS - CONTINUED

Long Island Savings
Bank FSB:

6.2% 4/2/01                               Baa3  $ 1,650        $ 1,666

7% 6/13/02                                Baa3   970            1,012

                                                                3,719

SECURITIES INDUSTRY - 0.3%

Amvescap PLC                              A3     1,100          1,130
6.375% 5/15/03

TOTAL FINANCE                                                   65,998

INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%

INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%

Tyco International                        Baa1   2,250          2,298
Group SA yankee
6.125% 6/15/01

POLLUTION CONTROL - 0.2%

WMX Technologies,                         Baa3   750            763
Inc. 6.25%
10/15/00

TOTAL INDUSTRIAL MACHINERY &                                    3,061
EQUIPMENT

MEDIA & LEISURE - 5.9%

BROADCASTING - 3.3%

Continental
Cablevision, Inc.:

8.3% 5/15/06                              Baa3   320            362

8.5% 9/15/01                              Baa3   2,104          2,273

TCI Communications,
Inc.:

6.375% 5/1/03                             Baa3   630            659

6.375% 9/15/99                            Baa3   3,075          3,100

8.25% 1/15/03                             Baa3   220            245

9% 1/2/02                                 Ba1    730            808

Time Warner, Inc.                         Baa3   4,330          4,472
7.95% 2/1/00

                                                                11,919

ENTERTAINMENT - 2.1%

Paramount                                 Ba2    992            1,039
Communications,
Inc. 7.5%
1/15/02

Viacom, Inc.:

6.75% 1/15/03                             Ba2    4,455          4,574

7.75% 6/1/05                              Ba2    1,950          2,106

                                                                7,719

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.5%

News America                              Baa3  $ 1,440        $ 1,623
Holdings, Inc.
8.5% 2/15/05

TOTAL MEDIA & LEISURE                                           21,261

NONDURABLES - 1.7%

FOODS - 0.6%

Dole Food, Inc.                           Baa2   2,290          2,308
6.75% 7/15/00

TOBACCO - 1.1%

Philip Morris
Companies, Inc.:

7.125% 12/1/99                            A2     2,300          2,341

7.25% 9/15/01                             A2     1,400          1,466

                                                                3,807

TOTAL NONDURABLES                                               6,115

RETAIL & WHOLESALE - 1.6%

GENERAL MERCHANDISE STORES - 1.6%

Dayton Hudson
Corp.:

6.8% 10/1/01                              A3     1,600          1,670

9.75% 7/1/02                              A3     930            1,070

10% 12/1/00                               A3     1,133          1,244

Federated                                 Baa2   1,595          1,742
Department Stores,
Inc. 8.125%
10/15/02

                                                                5,726

TECHNOLOGY - 3.3%

COMPUTER SERVICES & SOFTWARE - 0.2%

Computer Associates                       Baa1   700            705
International, Inc.
6.25% 4/15/03

COMPUTERS & OFFICE EQUIPMENT - 3.1%

Comdisco, Inc.:

5.86% 4/7/00                              Baa1   3,900          3,939

6.1% 6/5/01                               Baa1   2,580          2,631

6.55% 2/4/00                              Baa1   4,500          4,581

                                                                11,151

TOTAL TECHNOLOGY                                                11,856

NONCONVERTIBLE BONDS - CONTINUED

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


TRANSPORTATION - 2.0%

AIR TRANSPORTATION - 0.1%

Delta Air Lines, Inc.                     Baa3  $ 475          $ 506
9.875% 5/15/00

RAILROADS - 1.9%

CSX Corp.:

7.05% 5/1/02                              Baa2   1,250          1,313

9.5% 8/1/00                               Baa2   2,500          2,675

Norfolk Southern
Corp.:

6.7% 5/1/00                               Baa1   2,000          2,042

6.95% 5/1/02                              Baa1   800            843

                                                                6,873

TOTAL TRANSPORTATION                                            7,379

UTILITIES - 4.9%

ELECTRIC UTILITY - 2.0%

Avon Energy                               Baa2   1,000          1,043
Partners Holdings
6.73%
12/11/02 (a)

Indiana Michigan                          Baa1   2,000          2,034
Power Co. 6.4%
3/1/00

Niagara Mohawk                            Ba1    700            719
Power Corp.
6.875% 3/1/01

Ohio Edison Co.                           Baa2   900            950
7.375% 9/15/02

Philadelphia Electric
Co.:

5.625% 11/1/01                            Baa1   840            846

6.5% 5/1/03                               Baa1   700            731

Texas Utilities Electric                  Baa1   1,000          1,021
Co. 7.375%
11/1/99

                                                                7,344

GAS - 1.6%

Arkla, Inc. 8.875%                        Baa1   5,500          5,641
7/15/99

TELEPHONE SERVICES - 1.3%

WorldCom, Inc.:

6.125% 8/15/01                            Baa2   2,865          2,931

8.875% 1/15/06                            Baa2   627            688

9.375% 1/15/04                            Baa2   1,176          1,228

                                                                4,847

TOTAL UTILITIES                                                 17,832

TOTAL NONCONVERTIBLE BONDS                                      152,843
(Cost $151,216)



U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 17.3%

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.4%

Federal Home Loan                           Aaa  $ 5,000        $ 5,064
Bank 5.83%
12/24/99

Government Trust                            Aaa   312            331
Certificates (assets
of Trust guaranteed
by U.S.
Government
through Defense
Security Assistance
Agency) Class T-3,
9.625% 5/15/02

Guaranteed Export
Trust Certificates
(assets of Trust
guaranteed by
U.S. Government
through
Export-Import
Bank):

Series 1995-A,                              Aaa   1,412          1,462
6.28% 6/15/04

Series 1994-C,                              Aaa   120            121
6.61% 9/15/99

Israel Export Trust                         Aaa   577            601
Certificates (assets
of Trust guaranteed
by U.S.
Government
through
Export-Import
Bank) Series
1994-1, 6.88%
1/26/03

Private Export                              Aaa   993            1,040
Funding Corp.
secured 6.86%
4/30/04

TOTAL U.S. GOVERNMENT AGENCY                                     8,619
OBLIGATIONS

U.S. TREASURY OBLIGATIONS - 14.9%

U.S. Treasury Notes:

5.375% 2/15/01                              Aaa   2,475          2,531

5.625%                                      Aaa   8,275          8,376
11/30/99

5.75% 10/31/00                              Aaa   700            719

5.875% 2/15/00                              Aaa   965            982

5.875% 7/31/99                              Aaa   710            717

6.25% 2/28/02                               Aaa   3,495          3,703

6.375% 7/15/99                              Aaa   26,475         26,822

6.875% 3/31/00                              Aaa   9,604          9,934

TOTAL U.S. TREASURY OBLIGATIONS                                  53,784

TOTAL U.S. GOVERNMENT AND                                        62,403
GOVERNMENT AGENCY
OBLIGATIONS
(Cost $61,768)



U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 6.9%

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


FANNIE MAE - 3.3%

6.5% 12/1/12 to                               Aaa  $ 5,423        $ 5,537
1/1/13

7% 10/1/28 (b)                                Aaa   5,500          5,655

11.5% 11/1/15                                 Aaa   454            509

TOTAL FANNIE MAE                                                   11,701

FREDDIE MAC - 0.3%

7% 8/1/99 to                                  Aaa   1,064          1,072
7/1/01

12% 11/1/19                                   Aaa   112            129

TOTAL FREDDIE MAC                                                  1,201

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
3.3%

7.5% 1/15/26 to                               Aaa   6,014          6,234
8/15/28

9.5% 5/15/16 to                               Aaa   1,587          1,714
11/15/20

11% 2/15/10 to                                Aaa   2,049          2,267
9/15/19

11.5% 5/15/13 to                              Aaa   711            797
7/15/15

12% 2/15/16                                   Aaa   611            696

TOTAL GOVERNMENT NATIONAL                                          11,708
MORTGAGE ASSOCIATION

TOTAL U.S. GOVERNMENT AGENCY                                       24,610
-
MORTGAGE-BACKED SECURITIES
(Cost $24,542)


ASSET-BACKED SECURITIES - 16.9%



Arcadia Automobile                    Aaa    1,500          1,515
Receivables Trust
5.67% 1/15/04

Boatmens Auto Trust                   A2     610            612
6.35% 10/15/01

Capita Equipment
Receivables Trust:

6.45% 8/15/02                         Aa3    1,700          1,747

6.57% 3/15/01                         Aa3    810            823

Case Equipment
Loan Trust:

5.85% 2/15/03                         Aa2    690            690

6.15% 9/15/02                         Aaa    1,844          1,854

6.45% 11/10/02                        Aaa    1,330          1,361

Caterpillar Financial                 A3     336            337
Asset Trust 6.55%
5/25/02

ASSET-BACKED SECURITIES - CONTINUED

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


Chase Manhattan                       Aaa   $ 1,900        $ 1,932
Marine Owner
Trust 6.25%
4/16/07

Chevy Chase Auto
Receivables Trust:

5.97% 10/20/04                        Aaa    1,729          1,753

6.2% 3/20/04                          Aaa    803            813

Citibank Credit Card                  Aaa    1,300          1,322
Master Trust I
5.75% 1/15/03

Contimortgage
Home Equity Loan
Trust:

6.26% 7/15/12                         Aaa    2,450          2,461

6.3% 7/15/12                          Aaa    1,100          1,115

CPS Auto Grantor
Trust:

6.09% 11/15/03                        Aaa    1,042          1,046

6.7% 2/15/02                          Aaa    314            318

CPS Auto                              Aaa    2,719          2,749
Receivables Trust
6% 8/15/03

CS First Boston                       Aaa    1,700          1,739
Mortgage
Securities Corp.
7% 3/15/27

Discover Card                         A2     4,920          4,922
Master Trust I
6.0006%
7/18/05 (c)

Fidelity Funding Auto                 Aaa    350            356
Trust 6.99%
11/15/02 (a)

Ford Credit Auto                      A2     1,800          1,809
Owner Trust 6.15%
9/15/02

Ford Credit Grantor                   Aaa    989            991
Trust 5.9%
10/15/00

General Motors                        Aaa    417            418
Acceptance Corp.
Grantor Trust
7.15% 3/15/00

Green Tree Financial
Corp.:

5.5% 1/31/00                          Aaa    57             57

5.8% 2/15/27                          Aaa    77             77

6.1% 4/15/27                          Aaa    847            849

6.45% 5/15/27                         Aaa    618            620

6.5% 6/15/27                          Aaa    439            439

Key Auto Finance                      Baa3   281            284
Trust 6.65%
10/15/03

KeyCorp Auto                          A3     43             43
Grantor Trust 5.8%
7/15/00

Norwest Automobile                    A2     1,130          1,150
Trust 6.3%
5/15/03

Olympic Automobile
Receivables Trust:

6.125%                                Aaa    587            597
11/15/04

6.4% 9/15/01                          Aaa    1,280          1,298

Onyx Acceptance
Grantor Trust:

5.95% 7/15/04                         Aaa    2,155          2,179

6.2% 6/15/03                          Aaa    1,307          1,321

Petroleum Enhanced                    Baa2   1,549          1,548
Trust Receivables
Offering Petroleum
Trust 6.125%
2/5/03 (a)(c)

Premier Auto Trust:

5.7% 10/6/02                          Aaa    3,800          3,850

ASSET-BACKED SECURITIES - CONTINUED

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


Premier Auto Trust: -
continued

5.82% 12/6/02                         Aaa   $ 3,000        $ 3,071

6% 5/6/00                             Aaa    428            428

6.35% 7/6/00                          A3     1,690          1,701

Reliance Auto                         Aaa    398            399
Receivables Corp.,
Inc. 6.1%
7/15/02 (a)

Sears Credit Account                  Aaa    1,800          1,842
Master Trust II
6.2% 2/16/06

TMS Auto Grantor                      Aaa    211            212
Trust 5.9%
9/15/02

Tranex Auto                           Aaa    864            877
Receivables Owner
Trust 6.334%
8/15/03 (a)

UACSC 1995-B                          Baa2   166            167
Grantor Trust
7.075% 7/10/02

UFSB Grantor Trust:                   Baa2   92             92
7.275%
10/10/00

 8.2% 1/10/01                         Baa2   101            102

Western Financial                     Aaa    789            800
Grantor Trust
5.875% 3/1/02

WFS Financial
Owner Trust:

6.9% 12/20/03                         Aaa    1,630          1,687

7.05% 11/20/03                        Aaa    2,510          2,597

TOTAL ASSET-BACKED SECURITIES                               60,970
(Cost $60,228)

COLLATERALIZED MORTGAGE OBLIGATIONS -
1.7%



PRIVATE SPONSOR - 1.0%

GE Capital                               Aaa   722     730
Mortgage
Services, Inc.
planned
amortization class
Series 1994-2
Class A-4, 6%
1/25/09

Residential Funding                      Aa1   2,900   2,936
Mortgage
Securities I, Inc.
planned
amortization class
Series 1994-S12
Class A-2, 6.5%
4/25/09

TOTAL PRIVATE SPONSOR                                  3,666

U.S. GOVERNMENT AGENCY - 0.7%

Fannie Mae ACES                          Aaa   2,474   2,532
REMIC sequential
pay Series
1995-M1 Class A,
6.65% 7/25/10

TOTAL COLLATERALIZED                                   6,198
MORTGAGE OBLIGATIONS
(Cost $6,118)

COMMERCIAL MORTGAGE SECURITIES - 7.0%

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


Allied Capital                          Aaa   $ 1,417        $ 1,424
Commercial
Mortgage Trust
sequential pay
Series 1998-1
Class A, 6.31%
1/25/28 (a)

Bankers Trust Remic                     Baa2   2,270          2,258
Trust 1988-1
floater
Series 1998-S1A
Class D, 6.4984%
11/28/02 (a)(c)

BKB Commercial                          AA     506            504
Mortgage Trust
Series 1997-C1
Class B, 7.218%
2/25/43 (a)(c)

CBM Funding Corp.:

sequential pay                          AA     870            896
Series 1996-1
Class A-2,
6.88% 7/1/02

sequential pay                          AA     63             63
Series 1996-1
Class A1, 7.55%
7/1/99

CS First Boston
Mortgage
Securities Corp.:

Series 1998 FLI                         Baa2   2,800          2,768
Class E,
6.5063%
1/10/13 (a)(c)

sequential pay                          -      2,362          2,365
Series
1997-SPICE
Class A, 6.653%
8/20/36 (a)

DLJ Commercial                          A2     1,090          1,089
Mortgage Corp.
floater Series
1998-STFA Class
A-3, 6.32%
1/8/11 (a)(c)

Equitable Life
Assurance Society
of the United
States (The):

floater Series 174                      Baa2   1,000          982
Class D-2,
6.7063%
5/15/03 (a)(c)

sequential pay                          Aaa    1,000          1,091
Series 174 Class
A1, 7.24%
5/15/06 (a)

Federal Deposit
Insurance Corp.
Remic Trust:

sequential pay                          Aaa    1,299          1,298
Series 1996-C1
Class 1A, 6.75%
7/25/26

sequential pay                          Aaa    585            584
Series 1994-C1
Class II-A2,
7.85% 9/25/25

FMAC Loan                               Aaa    550            558
Receivables Trust
1998-C sequential
pay Series 1998-C
Class A1 Notes,
5.99%
9/15/20 (a)

Franchise Loan Trust                    Aaa    1,682          1,709
1998-1 sequential
pay Series 1998-I
Class A1 Notes,
6.24%
7/15/20 (a)

Kidder Peabody                          Aa2    312            313
Acceptance Corp. I
sequential pay
Series 1993-M1
Class A-2, 7.15%
4/25/25

Nomura Asset                            -      892            892
Securities Corp.
floater Series
1994-MD-II Class
A-6, 9.9213%
7/7/03 (c)

COMMERCIAL MORTGAGE SECURITIES -
CONTINUED

                                   MOODY'S      PRINCIPAL      VALUE (NOTE 1)
                                   RATINGS      AMOUNT (000S)  (000S)
                                   (UNAUDITED)
                                   (D)


Nomura Depositor                        Baa2  $ 2,210        $ 2,200
Trust floater Series
1998-ST1A Class
A-4, 6.5406%
2/15/34 (a)(c)

Resolution Trust
Corp.:

floater Series                          AAA    268            268
1994-C1 Class
A-3, 6.2375%
6/25/26 (c)

sequential pay                          Aaa    1,432          1,430
Series 1995 C-1
Class A2C, 6.9%
2/25/27

Structured Asset
Securities Corp.:

floater Series                          A3     2,227          2,226
1998-C2A Class
C, 6.0238%
1/25/13 (a)(c)

Series 1996-C3                          AAA    361            359
Class A, 6.75%
6/25/30 (a)(c)

TOTAL COMMERCIAL MORTGAGE                                     25,277
SECURITIES
(Cost $25,286)

FOREIGN GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS (E) - 0.8%



Ontario Province:

5.75% 11/7/00                        Aa3   1,010   1,025

euro:

global 6.125%                        Aa3   1,000   1,021
6/28/00

8.5% 2/28/01                         Aa3   800     861

TOTAL FOREIGN GOVERNMENT                           2,907
AND
GOVERNMENT AGENCY
OBLIGATIONS
(Cost $2,869)

SUPRANATIONAL OBLIGATIONS - 1.6%



African Development
Bank:

7.75% 12/15/01                         Aa1     1,670         1,789

9.3% 7/1/00                            Aa1     3,540         3,774

TOTAL SUPRANATIONAL OBLIGATIONS                              5,563
(Cost $5,563)

CERTIFICATES OF DEPOSIT - 0.9%



Canadian Imperial Bank of Commerce,    Aa3      3,100        3,166
New York yankee 6.2% 8/1/00
(Cost $3,107)

CASH EQUIVALENTS - 4.5%

                         MATURITY        VALUE (NOTE 1)
                         AMOUNT (000'S)  (000S)

Investments in           $ 16,340        $ 16,337
repurchase
agreements
(U.S. Treasury
obligations), in a
joint
trading account at
5.77%, dated
9/30/98 due
10/1/98
(Cost $16,337)

TOTAL INVESTMENT IN                      $ 360,274
SECURITIES - 100%
(Cost $357,034)

SECURITY TYPE ABBREVIATIONS
ACES - Automatic Common Exchange
  Securities
LEGEND
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $29,383,000 or 8.2% of net assets.
(b) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
(d) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(e) Foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS  S&P RATINGS

Aaa, Aa, A   62.9%  AAA, AA, A   58.2%

Baa          27.3%  BBB          28.4%

Ba           3.8%   BB           3.4%

For some foreign government obligations, FMR has assigned the ratings for the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 0.9%.

INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $357,035,000. Net unrealized appreciation aggregated $3,239,000, of which $3,979,000 related to appreciated investment securities and $740,000 related to depreciated investment securities.
At September 30, 1998, the fund had a capital loss carryforward of approximately $81,724,000 of which $39,973,000, $35,409,000,
$4,138,000, and $2,204,000 will expire on September 30, 2003, 2004,
2005, and 2006, respectively.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN                   (EXCEPT PER-SHARE
THOUSANDS                    AMOUNT)
                             SEPTEMBER 30,
                             1998

ASSETS

INVESTMENT IN                $ 360,274
SECURITIES, AT
VALUE
(INCLUDING
REPURCHASE
AGREEMENTS OF
$16,337) (COST
$357,034) -
SEE
ACCOMPANYING
SCHEDULE

RECEIVABLE FOR                735
INVESTMENTS
SOLD

RECEIVABLE FOR                294
FUND SHARES
SOLD

INTEREST                      3,841
RECEIVABLE

 TOTAL ASSETS                 365,144

LIABILITIES

PAYABLE FOR          $ 736
INVESTMENTS
PURCHASED
REGULAR
DELIVERY

 DELAYED              5,615
DELIVERY

PAYABLE FOR FUND      500
SHARES
REDEEMED

DISTRIBUTIONS         294
PAYABLE

ACCRUED               112
MANAGEMENT
FEE

OTHER PAYABLES        4
AND ACCRUED
EXPENSES

 TOTAL LIABILITIES            7,261

NET ASSETS                   $ 357,883

NET ASSETS
CONSIST OF:

PAID IN CAPITAL              $ 437,742

DISTRIBUTIONS IN              (1,312)
EXCESS OF NET
INVESTMENT
INCOME

ACCUMULATED                   (81,787)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN
CURRENCY
TRANSACTIONS

NET UNREALIZED                3,240
APPRECIATION
(DEPRECIATION)
ON INVESTMENTS

NET ASSETS, FOR              $ 357,883
39,220 SHARES
OUTSTANDING

NET ASSET VALUE,              $9.12
OFFERING PRICE
AND
REDEMPTION
PRICE PER SHARE
($357,882.57
1 (DIVIDED BY)
39,220.016
SHARES)

STATEMENT OF OPERATIONS
AMOUNTS IN
THOUSANDS                  YEAR ENDED
                           SEPTEMBER 30,
                           1998

INVESTMENT                 $ 21,442
INCOME
INTEREST

EXPENSES

MANAGEMENT FEE    $ 2,055

NON-INTERESTED     1
TRUSTEES'
COMPENSATION

 TOTAL EXPENSES    2,056
BEFORE
REDUCTIONS

 EXPENSE           (862)    1,194
REDUCTIONS

NET INVESTMENT              20,248
INCOME

REALIZED AND                (167)
UNREALIZED GAIN
(LOSS)
NET REALIZED
GAIN (LOSS) ON
INVESTMENT
SECURITIES

CHANGE IN NET               2,855
UNREALIZED
APPRECIATION
(DEPRECIATION)
ON INVESTMENT
SECURITIES

NET GAIN (LOSS)             2,688

NET INCREASE               $ 22,936
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN                     YEAR ENDED
THOUSANDS                      SEPTEMBER 30,
                               1997

INCREASE
(DECREASE) IN
NET ASSETS

OPERATIONS         $ 20,248    $ 19,923
NET INVESTMENT
INCOME

 NET REALIZED       (167)       (2,472)
GAIN (LOSS)

 CHANGE IN NET      2,855       3,201
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE       22,936      20,652
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

DISTRIBUTIONS TO    (19,966)    (19,752)
SHAREHOLDERS
FROM NET
INVESTMENT
INCOME

SHARE               203,528     115,689
TRANSACTIONS
NET PROCEEDS
FROM SALES OF
SHARES

 REINVESTMENT       16,900      16,035
OF DISTRIBUTIONS

 COST OF SHARES     (152,987)   (188,730)
REDEEMED

 NET INCREASE       67,441      (57,006)
(DECREASE) IN
NET ASSETS
RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL             70,411      (56,106)
INCREASE
(DECREASE) IN
NET ASSETS

NET ASSETS

 BEGINNING OF       287,472     343,578
PERIOD

 END OF PERIOD     $ 357,883   $ 287,472
(INCLUDING
DISTRIBUTIONS
IN EXCESS
OF NET
INVESTMENT
INCOME OF
$1,312 AND
$1,512,
RESPECTIVELY)

OTHER
INFORMATION
SHARES

 SOLD               22,486      12,804

 ISSUED IN          1,867       1,775
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED           (16,902)    (20,894)

 NET INCREASE       7,451       (6,315)
(DECREASE)

FINANCIAL HIGHLIGHTS
                     YEARS ENDED
                     SEPTEMBER
                     30,

                     1998          1997     1996     1995     1994

SELECTED
PER-SHARE
DATA

NET ASSET VALUE,     $ 9.050       $ 9.020  $ 9.130  $ 9.330  $ 9.990
BEGINNING
OF PERIOD

INCOME FROM           .579 B        .588 B   .598     .584     .574
INVESTMENT
OPERATIONS
NET INVESTMENT
INCOME

 NET REALIZED         .063          .025     (.112)   (.199)   (.604)
AND UNREALIZED

 GAIN (LOSS)

 TOTAL FROM           .642          .613     .486     .385     (.030)
INVESTMENT
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET             (.572)        (.583)   (.596)   (.443)   (.477)
INVESTMENT
INCOME

 IN EXCESS OF NET     -             -        -        -        (.033)
INVESTMENT
 INCOME

 IN EXCESS OF NET     -             -        -        -        (.010)
REALIZED GAIN

 RETURN OF            -             -        -        (.142)   (.110)
CAPITAL

 TOTAL                (.572)        (.583)   (.596)   (.585)   (.630)
DISTRIBUTIONS

NET ASSET VALUE,     $ 9.12        $ 9.050  $ 9.020  $ 9.130  $ 9.330
END OF PERIOD

TOTAL RETURN A        7.33%         7.00%    5.47%    4.35%    (.32)%

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END      $ 358         $ 287    $ 344    $ 522    $ 798
OF PERIOD
(IN MILLIONS)

RATIO OF EXPENSES     .38% C        .50% C   .65%     .65%     .54% C
TO AVERAGE
NET ASSETS

RATIO OF EXPENSES     .38%          .50%     .64% D   .65%     .54%
TO AVERAGE
NET ASSETS AFTER

EXPENSE
REDUCTIONS

RATIO OF NET          6.40%         6.50%    6.52%    6.45%    6.42%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO TURNOVER    117%          105%     134%     159%     97%
RATE

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Short-Term Bond Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $416,192,000 and $354,639,000, respectively, of which U.S. government and government agency obligations aggregated $225,247,000 and $209,735,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $5,000 for the period. Effective June 27, 1998 these transaction fees were eliminated.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets through December 31, 1998. For the period, the reimbursement reduced the expenses by $854,000.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $8,000 under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Charles Street Trust and the Shareholders of Spartan Short-Term Bond Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Short-Term Bond Fund (a fund of Fidelity Charles Street Trust) at September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Short-Term Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 1998

DISTRIBUTIONS

A total of 17.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Andrew J. Dudley, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Strategic Income
Target Timeline SM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress(registered trademark)(AUTOMATED GRAPHIC)
1-800-544-5555
(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

SST-ANN-1198   64442
1.537457.101

(FIDELITY LOGO GRAPHIC)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com